          As filed with the Securities and Exchange Commission on April 26, 2005


                                                      Registration No. 333-88748

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 5

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 8

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly, The Manufacturers Life Insurance Company (U.S.A.)
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                             Ronald J. Bocage, Esq.
                  John Hancock Life Insurance Company (U.S.A.)
                              U.S. Protection Law
                      John Hancock Place, Boston, MA 02117
                     (Name and Address of Agent for Service)

                                    Copy to:
                            THOMAS C. LAUERMAN, Esq.
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

It is proposed that this filing will become effective (check the appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[X]  on May 1, 2005 pursuant to paragraph (b) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                         Prospectus dated May 1, 2005

                 John Hancock Life Insurance Company (U.S.A.)*
                              Separate Account A

                                 VUL Protector
               A Flexible Premium Variable Life Insurance Policy

Science & Technology         American Growth            American Growth-Income
Pacific Rim                  U.S. Global Leaders Growth Equity-Income
Health Sciences              Quantitative All Cap       American Blue Chip Income and Growth
Emerging Growth              All Cap Core               Income & Value
Emerging Small Company       Large Cap Growth           PIMCO VIT All Asset Portfolio
Small Cap                    Total Stock Market Index   Global Allocation
Small Cap Index              Blue Chip Growth           High Yield
Small Company                U.S. Large Cap             U.S. High Yield Bond
Dynamic Growth               Core Equity                Strategic Bond
Mid Cap Stock                Strategic Value            Strategic Income
Natural Resources            Large Cap Value            Global Bond
All Cap Growth               Classic Value              Investment Quality Bond
Strategic Opportunities      Utilities                  Total Return
Financial Services           Real Estate Securities     Real Return Bond
International Opportunities  Small Cap Opportunities    Core Bond
International Stock          Small Company Value        Active Bond
International Small Cap      Special Value              U.S. Government Securities
International Equity Index A Mid Cap Value              Money Market
American International       Value                      Lifestyle Aggressive 1000
International Value          All Cap Value              Lifestyle Growth 820
Quantitative Mid Cap         500 Index                  Lifestyle Balanced 640
Mid Cap Index                Fundamental Value          Lifestyle Moderate 460
Mid Cap Core                 Growth & Income            Lifestyle Conservative 280
Global                       Large Cap
Capital Appreciation         Quantitative Value

                            * * * * * * * * * * * *

   The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

* Before January 1, 2005, we were known as "The Manufacturers Life Insurance Company (U.S.A.)" and we referred to the Separate Account as "The Manufacturers Life Insurance Company (U.S.A.) Separate Account A."

   Protector 5/2005

                               TABLE OF CONTENTS

    RISKS/BENEFITS SUMMARY..............................................  4
       Benefits.........................................................  4
       Risks............................................................  4
    FEE TABLES..........................................................  5
    TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS..............  9
    POLICY SUMMARY...................................................... 17
       General.......................................................... 17
       Death Benefits................................................... 17
       Optional Term Rider.............................................. 17
       Return of Premium Rider.......................................... 17
       Premiums......................................................... 18
       Policy Value..................................................... 18
       Policy Loans..................................................... 18
       Surrender and Partial Withdrawals................................ 18
       Lapse and Reinstatement.......................................... 18
       Charges and Deductions........................................... 18
       Investment Options and Investment Subadvisers.................... 19
       Investment Management Fees and Expenses.......................... 19
    GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND THE SEPARATE
      ACCOUNT........................................................... 19
       John Hancock USA................................................. 19
       Ratings.......................................................... 19
       The Separate Account............................................. 20
    ISSUING A POLICY.................................................... 20
       Requirements..................................................... 20
       Minimum Initial Face Amount...................................... 21
       Backdating a Policy.............................................. 21
       Temporary Insurance Agreement.................................... 21
       Right to Examine the Policy...................................... 21
       Life Insurance Qualification..................................... 22
    DEATH BENEFITS...................................................... 23
       Death Benefit Options............................................ 23
       Changing the Death Benefit Option................................ 23
       Changing the Face Amount......................................... 23
    PREMIUM PAYMENTS.................................................... 24
       Initial Premiums................................................. 24
       Subsequent Premiums.............................................. 25
       Maximum Premium Limitation....................................... 25
       Premium Allocation............................................... 25
    CHARGES AND DEDUCTIONS.............................................. 25
       Premium Charge................................................... 25
       Surrender Charges................................................ 26
       Monthly Charges.................................................. 28
       Charges for Transfers............................................ 30
       Investment Management Fees and Expenses.......................... 30
       Reduction in Charges............................................. 30
    SPECIAL PROVISIONS FOR EXCHANGES.................................... 30
    COMPANY TAX CONSIDERATIONS.......................................... 30
    POLICY VALUE........................................................ 31
       Determination of the Policy Value................................ 31
       Units and Unit Values............................................ 31
       Transfers of Policy Value........................................ 32

         POLICY LOANS..............................................  34
            Effect of Policy Loans.................................  34
            Interest Charged on Policy Loans.......................  34
            Loan Account...........................................  34
         POLICY SURRENDER AND PARTIAL WITHDRAWALS..................  35
            Policy Surrender.......................................  35
            Partial Withdrawals....................................  35
         LAPSE AND REINSTATEMENT...................................  36
            Lapse..................................................  36
            No-Lapse Guarantee.....................................  36
            Reinstatement..........................................  37
         THE GENERAL ACCOUNT.......................................  37
            Fixed Account..........................................  38
         OTHER PROVISIONS OF THE POLICY............................  38
            Return of Premium Death Benefit Rider..................  38
            Policyowner Rights.....................................  39
            Beneficiary............................................  39
            Incontestability.......................................  40
            Misstatement of Age or Sex.............................  40
            Suicide Exclusion......................................  40
            Supplementary Benefits.................................  40
         TAX TREATMENT OF THE POLICY...............................  40
            Life Insurance Qualification...........................  41
            Tax Treatment of Policy Benefits.......................  42
            Alternative Minimum Tax................................  46
            Income Tax Reporting...................................  46
         OTHER INFORMATION.........................................  46
            Payment of Proceeds....................................  46
            Reports to Policyowners................................  46
            Distribution of the Policies...........................  46
            Responsibilities of John Hancock USA...................  48
            Voting Rights..........................................  48
            Substitution of Portfolio Shares.......................  48
            Records and Accounts...................................  49
            State Regulation.......................................  49
            Financial Statements...................................  49
            Further Information....................................  49
            Optional Benefits......................................  49
            Additional Information for Policies Issued in Maryland.  50
         APPENDIX A: DEFINITIONS................................... A-1

   This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, or the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different.

   The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

   Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

                            RISKS/BENEFITS SUMMARY

Benefits

   Some of the benefits of purchasing the Policy are described below.

   Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

   Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."

   Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policyowner.

   Investment Options. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.

   Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, additional lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

   Some of the risks of purchasing the Policy are described below.

   Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Portfolio prospectuses. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.

   Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

   Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if excessive policy loans are taken. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.

   Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

   Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your Policy in the first 10 years from the purchase of the Policy or the effective date of a Face Amount increase. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.

   Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

                                  FEE TABLES

   The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

   ----------------------------------------------------------------------------------------------------------------
                               Transaction Fees
   ----------------------------------------------------------------------------------------------------------------
            Charge            When Charge is Deducted     Amount Deducted
   ----------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge      Upon receipt of premium     10% of each premium paid during the first 5 Policy
   Imposed on Premium (Load)                             Years*
   ----------------------------------------------------------------------------------------------------------------
   Maximum Surrender         Upon withdrawal, surrender  The maximum Surrender Charge for any Policy per
    Charge (Load)            or Policy lapse             $1000 of Face Amount is $58.20**
   ----------------------------------------------------------------------------------------------------------------
   Transfer Fees             Upon transfer               $25 (only applies to transfers in excess of 12 in a Policy
                                                         Year)
   -----------------------------------------------------------------------------------------------------------------
                                                         Guaranteed                         $ 5.00
   Dollar Cost Averaging     Upon transfer              -----------------------------------------------------------
                                                         Current                            $ 0.00
   -                         -                          -----------------------------------------------------------
                                                         Guaranteed                         $15.00
   Asset Allocation Balancer Upon transfer              -----------------------------------------------------------
                                                         Current                            $ 0.00
   -                         -                          -----------------------------------------------------------

*  2% thereafter (on a non-guaranteed basis in the State of New Jersey)

** A Surrender Charge is applicable for 10 Policy Years from the Policy Date or an increase in Face Amount and is based on the Face Amount of the Policy.

   The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.

-----------------------------------------------------------------------------------------------------------------
                                   Charges Other Than Those of the Portfolios
-----------------------------------------------------------------------------------------------------------------
                         When Charge
         Charge          is Deducted                               Amount Deducted
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance*        Monthly    Minimum and Maximum Charge            The possible range of the cost of
                                                                           insurance is from $0.00 to $83.33 per
                                                                           $1,000 of the net amount at risk.
                                     ----------------------------------------------------------------------------
                                     Charge for a Representative           $0.40 per $1,000 of the net amount
                                     Policyowner (a 55 year old preferred  at risk
                                     non-smoking male)
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance         Monthly    Minimum and Maximum Charge            The possible range of the cost of
(Contracts with Optional                                                   insurance is from $0.00 to $83.33 per
Term Rider*)                                                               $1,000 of the net amount at risk
                                     ----------------------------------------------------------------------------
                                     Charge for a Representative           $0.20 per $1000 of the net amount
                                     Policyowner (a 55 year old preferred  at risk
                                     non smoking male)
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance         Monthly    Minimum and Maximum Charge            The possible range of the cost of
(Contracts with Return                                                     insurance is from $0.00 to $83.33 per
of Premium Rider*)                                                         $1,000 of the net amount at risk
                                     ----------------------------------------------------------------------------
                                     Charge for a Representative           $0.40 per $1,000 of the net amount
                                     Policyowner (a 55 year old preferred  at risk
                                     non-smoking male)
-----------------------------------------------------------------------------------------------------------------
Mortality and Expense     Monthly    In Policy Years 1-15 the charge is 0.10% monthly**
Risks Charge
-----------------------------------------------------------------------------------------------------------------
Administration Fees       Monthly    $15 per Policy Month in each Policy Year
-----------------------------------------------------------------------------------------------------------------
Loan Interest Rate        Annually   1.25%***
(Net)
-----------------------------------------------------------------------------------------------------------------

* The cost of insurance (including the charge for the Return of Premium Rider) varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.

** Thereafter the charge is 0.03% monthly.

***First 10 Policy Years. 0% Policy Years 11 and after on a current basis.

   The next table describes the minimum and maximum annual operating expenses of the Portfolios that you will pay during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios, as a percentage of the Portfolio's average net assets for 2004. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolios.

                                  Annual Operating Expense of the Portfolios
                              (Expenses that are Deducted from Portfolio Assets)
--------------------------------------------------------------------------------------------------------------
                                                                                               Minimum Maximum
--------------------------------------------------------------------------------------------------------------
Expenses that are deducted from the Portfolio assets, including advisory fees, Rule 12b-1 fees
 and other expenses                                                                             0.56%.  1.67%.

* The minimum and maximum expenses do not reflect any expense reimbursements. If such reimbursements were reflected, the maximum expenses would be 1.59%. Expense reimbursements may be terminated at any time.

   The next table describes fees and expenses for each of the Portfolios, as a percentage of the Portfolio's average net assets for the fiscal year ending December 31, 2004. For certain funds which commenced operations on April 29, 2005, the percentages are based on estimates of the average daily net assets for the current year. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for the Portfolios.

-------------------------------------------------------------------------------------
                                Management                            Total Portfolio
           Portfolio               Fees     12b-1 Fees Other Expenses    Expenses
-------------------------------------------------------------------------------------
Science & Technology               1.04%/C/    0.05%        0.07%          1.16%
-------------------------------------------------------------------------------------
Pacific Rim                        0.80%       0.05%        0.28%          1.13%
-------------------------------------------------------------------------------------
Health Sciences                    1.05%/C/    0.05%        0.11%          1.21%
-------------------------------------------------------------------------------------
Emerging Growth                    0.80%       0.05%        0.07%          0.92%
-------------------------------------------------------------------------------------
Emerging Small Company             1.00%       0.05%        0.06%          1.11%
-------------------------------------------------------------------------------------
Small Cap/A/                       0.85%       0.05%        0.07%          0.97%
-------------------------------------------------------------------------------------
Small Cap Index                    0.49%       0.05%        0.03%          0.57%
-------------------------------------------------------------------------------------
Small Company                      1.05%       0.05%        0.57%          1.67%/D/
-------------------------------------------------------------------------------------
Dynamic Growth                     0.95%       0.05%        0.07%          1.07%
-------------------------------------------------------------------------------------
Mid Cap Stock                      0.86%       0.05%        0.05%          0.96%
-------------------------------------------------------------------------------------
Natural Resources                  1.01%       0.05%        0.07%          1.13%
-------------------------------------------------------------------------------------
All Cap Growth                     0.89%       0.05%        0.06%          1.00%
-------------------------------------------------------------------------------------
Strategic Opportunities            0.80%       0.05%        0.07%          0.92%
-------------------------------------------------------------------------------------
Financial Services/G/              0.88%       0.05%        0.08%          1.01%
-------------------------------------------------------------------------------------
International Opportunities/A/     1.00%       0.05%        0.20%          1.25%
-------------------------------------------------------------------------------------
International Stock                0.95%       0.05%        0.16%          1.16%
-------------------------------------------------------------------------------------
International Small Cap            1.00%       0.05%        0.19%          1.24%
-------------------------------------------------------------------------------------
International Equity Index A/A/    0.55%       0.05%        0.06%          0.66%
-------------------------------------------------------------------------------------
American International/F/          0.54%       0.60%        0.08%          1.22%
-------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                        Management                            Total Portfolio
               Portfolio                   Fees     12b-1 Fees Other Expenses    Expenses
---------------------------------------------------------------------------------------------
International Value                        0.87%/E/    0.05%        0.15%          1.07%
---------------------------------------------------------------------------------------------
Quantitative Mid Cap                       0.75%       0.05%        0.09%          0.89%
---------------------------------------------------------------------------------------------
Mid Cap Index                              0.49%       0.05%        0.03%          0.57%
---------------------------------------------------------------------------------------------
Mid Cap Core                               0.90%       0.05%        0.16%          1.11%
---------------------------------------------------------------------------------------------
Global                                     0.85%/E/    0.05%        0.15%          1.05%
---------------------------------------------------------------------------------------------
Capital Appreciation                       0.85%       0.05%        0.07%          0.97%
---------------------------------------------------------------------------------------------
American Growth/F/                         0.35%       0.60%        0.03%          0.98%
---------------------------------------------------------------------------------------------
U.S. Global Leaders Growth                 0.71%       0.05%        0.73%          1.49%/E/
---------------------------------------------------------------------------------------------
Quantitative All Cap                       0.71%       0.05%        0.05%          0.81%
---------------------------------------------------------------------------------------------
All Cap Core                               0.80%       0.05%        0.07%          0.92%
---------------------------------------------------------------------------------------------
Large Cap Growth                           0.85%       0.05%        0.06%          0.96%
---------------------------------------------------------------------------------------------
Total Stock Market Index                   0.49%       0.05%        0.03%          0.57%
---------------------------------------------------------------------------------------------
Blue Chip Growth                           0.82%/C/    0.05%        0.04%          0.91%
---------------------------------------------------------------------------------------------
U.S. Large Cap                             0.82%       0.05%        0.06%          0.93%
---------------------------------------------------------------------------------------------
Core Equity                                0.85%       0.05%        0.06%          0.96%
---------------------------------------------------------------------------------------------
Strategic Value                            0.85%       0.05%        0.09%          0.99%
---------------------------------------------------------------------------------------------
Large Cap Value                            0.85%       0.05%        0.13%          1.03%
---------------------------------------------------------------------------------------------
Classic Value                              0.87%       0.05%        0.56%          1.48%/D/
---------------------------------------------------------------------------------------------
Utilities                                  0.85%       0.05%        0.25%          1.15%
---------------------------------------------------------------------------------------------
Real Estate Securities                     0.70%       0.05%        0.05%          0.80%
---------------------------------------------------------------------------------------------
Small Cap Opportunities                    1.00%       0.05%        0.08%          1.13%
---------------------------------------------------------------------------------------------
Small Company Value                        1.04%       0.05%        0.01%          1.10%
---------------------------------------------------------------------------------------------
Special Value                              1.00%       0.05%        0.28%          1.33%
---------------------------------------------------------------------------------------------
Mid Cap Value                              0.87%       0.05%        0.05%          0.97%
---------------------------------------------------------------------------------------------
Value                                      0.74%       0.05%        0.06%          0.85%
---------------------------------------------------------------------------------------------
All Cap Value                              0.84%       0.05%        0.06%          0.95%
---------------------------------------------------------------------------------------------
500 Index                                  0.46%       0.05%        0.05%          0.56%
---------------------------------------------------------------------------------------------
Fundamental Value/G/                       0.84%       0.05%        0.05%          0.94%
---------------------------------------------------------------------------------------------
Growth & Income                            0.65%       0.05%        0.04%          0.74%
---------------------------------------------------------------------------------------------
Large Cap/A/                               0.85%       0.05%        0.15%          1.05%
---------------------------------------------------------------------------------------------
Quantitative Value                         0.70%       0.05%        0.08%          0.83%
---------------------------------------------------------------------------------------------
American Growth-Income/F/                  0.29%       0.60%        0.03%          0.92%
---------------------------------------------------------------------------------------------
Equity-Income                              0.81%/C/    0.05%        0.05%          0.91%
---------------------------------------------------------------------------------------------
American Blue Chip Income and Growth/F/    0.45%       0.60%        0.05%          1.10%
---------------------------------------------------------------------------------------------
Income & Value                             0.79%       0.05%        0.04%          0.88%
---------------------------------------------------------------------------------------------
Pimco VIT All Asset Portfolio/H/           0.20%       0.45%        0.88%          1.53%
---------------------------------------------------------------------------------------------
Global Allocation                          0.85%       0.05%        0.20%          1.10%
---------------------------------------------------------------------------------------------
High Yield                                 0.68%       0.05%        0.07%          0.80%
---------------------------------------------------------------------------------------------
U.S. High Yield Bond/A/                    0.75%       0.05%        0.21%          1.01%
---------------------------------------------------------------------------------------------
Strategic Bond                             0.70%       0.05%        0.08%          0.83%
---------------------------------------------------------------------------------------------
Strategic Income                           0.73%       0.05%        0.46%          1.24%
---------------------------------------------------------------------------------------------
Global Bond                                0.70%       0.05%        0.10%          0.85%
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                              Management                           Total Portfolio
          Portfolio              Fees    12b-1 Fees Other Expenses    Expenses
----------------------------------------------------------------------------------
Investment Quality Bond          0.60%      0.05%        0.09%          0.74%
----------------------------------------------------------------------------------
Total Return                     0.70%      0.05%        0.05%          0.80%
----------------------------------------------------------------------------------
Real Return Bond                 0.70%      0.05%        0.07%          0.82%
----------------------------------------------------------------------------------
Core Bond/A/                     0.69%      0.05%        0.21%          0.95%
----------------------------------------------------------------------------------
Active Bond/A/                   0.61%      0.05%        0.04%          0.70%
----------------------------------------------------------------------------------
U.S. Government Securities       0.62%      0.05%        0.07%          0.74%
----------------------------------------------------------------------------------
Money Market                     0.48%      0.05%        0.03%          0.56%
----------------------------------------------------------------------------------
Lifestyle Aggressive 1000/B/     0.05%      0.05%        1.02%          1.12%
----------------------------------------------------------------------------------
Lifestyle Growth 820/B/          0.05%      0.05%        0.95%          1.05%
----------------------------------------------------------------------------------
Lifestyle Balanced 640/B/        0.05%      0.05%        0.90%          1.00%
----------------------------------------------------------------------------------
Lifestyle Moderate 460/B/        0.05%      0.05%        0.87%          0.97%
----------------------------------------------------------------------------------
Lifestyle Conservative 280/B/    0.05%      0.05%        0.79%          0.89%
----------------------------------------------------------------------------------

A Commenced operations on April 29, 2005. Percentages are based on estimates of the net assets for the current fiscal year.

B Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust and the American Growth-Income Trust.

   "Other Expenses" reflects the expenses of the underlying Portfolios as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Portfolio Expenses" would be:

           ---------------------------------------------------------
                                                     Total Portfolio
                                      Other Expenses    Expenses
           ---------------------------------------------------------
           Lifestyle Aggressive 1000       1.01%          1.11%
           ---------------------------------------------------------
           Lifestyle Growth 820            0.94%          1.04%
           ---------------------------------------------------------
           Lifestyle Balanced 640          0.89%          0.99%
           ---------------------------------------------------------
           Lifestyle Moderate 460          0.86%          0.96%
           ---------------------------------------------------------
           Lifestyle Conservative 280      0.78%          0.88%
           ---------------------------------------------------------

   This voluntary expense reimbursement may be terminated at any time.
C The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology, Health Sciences, Blue Chip Growth, Equity-Income and Small Company Value Portfolios. The waiver is based on the combined assets of these portfolios. If these combined assets exceed specified amounts, the fee reduction will be increased.

   The fee reductions are applied to the advisory fees of each of the five Portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the advisory fees for these Portfolios would be:

                           --------------------------
                           Science & Technology 1.01%
                           --------------------------
                           Health Sciences      1.02%
                           --------------------------
                           Blue Chip Growth     0.79%
                           --------------------------
                           Equity-Income        0.78%
                           --------------------------
                           Small Company Value  1.01%
                           --------------------------

D For certain Portfolios, the Adviser reduces its advisory fee or reimburses the Portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business) exceed certain annual rates. In the case of the Small Company, U.S. Global Leaders Growth, and Classic Value Portfolios, the Adviser reimbursed the Portfolio for certain expenses for the year ended December 31, 2004. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Portfolio Expenses" would be:

           ---------------------------------------------------------
                                                     Total Portfolio
                                      Other Expenses    Expenses
           ---------------------------------------------------------
           Small Company                   0.49%          1.59%
           ---------------------------------------------------------
           U.S. Global Leaders Growth      0.50%          1.26%
           ---------------------------------------------------------
           Classic Value                   0.50%          1.42%
           ---------------------------------------------------------

   These voluntary expense reimbursements may be terminated at any time.

E Due to a decrease in the subadvisory fees for the Global and the International Value Portfolios, the Adviser voluntarily agreed to decrease its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such Portfolio does not exceed 0.35% of the Portfolio's average net assets. These advisory fee waivers may be rescinded at any time.

F Reflects the aggregate annual operating expenses of each Portfolio and its corresponding master fund. In the case of the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income Portfolios, during the year ended December 31, 2004, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income Portfolios) voluntarily reduced investment advisory fees. If such fee waiver had been reflected, the Management Fee would be 0.34%, 0.53%, 0.44%, 0.28% and Total Portfolio Expenses would be 0.97%, 1.21%, 1.09%, and 091%.

G The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value Portfolios to the amounts shown below. These management fee reductions may be terminated at any time.

          -----------------------------------------------------------
                                             Between
                                           $50 million
                                First          and       Excess Over
              Portfolio      $50 million* $500 million* $500 million*
          -----------------------------------------------------------
          Financial Services     0.85%        0.80%         0.75%
          -----------------------------------------------------------
          Fundamental Value      0.85%        0.80%         0.75%
          -----------------------------------------------------------

   * as a percentage of average net assets.

   If such management fee reduction were reflected, it is estimated that the management fees for these Portfolios would be as follows:

                            ------------------------
                            Financial Services 0.83%
                            ------------------------
                            Fundamental Value  0.79%
                            ------------------------

H Underlying PIMS Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the Underlying PIMS Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce its Advisory Fee to the extent that the Underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

   When you select a Separate Account investment option, we invest your money in shares of a corresponding Portfolio of the John Hancock Trust (or the PIMCO Variable Insurance Trust with respect to the All Asset Portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average net assets for 2004, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Policies and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

   The John Hancock Trust and the PIMCO Variable Insurance Trust are so-called "series" type mutual funds and each are registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") (formerly named "Manufacturers Securities Services, LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains.

   The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

   The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" Portfolios of the John Hancock Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

   The following table describes a general description of the Portfolios that we make available under the Policies. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the Portfolio in the prospectus for that Portfolio. You should read the Portfolio's prospectus carefully before investing in the corresponding Separate Account investment option.

   The Portfolios available under the Policies are as follows:

------------------------------------------------------------------------------------------------------------------
Portfolio            Portfolio Manager              Investment Description
------------------------------------------------------------------------------------------------------------------
Science & Technology T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks
                                                    of companies expected to benefit from the development,
                                                    advancement, and use of science and technology. Current
                                                    income is incidental to the portfolio's objective.
------------------------------------------------------------------------------------------------------------------
Pacific Rim          MFC Global Investment          Seeks long-term growth of capital by investing in a
                     Management (U.S.A.) Limited    diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                                                    domiciled in countries in the Pacific Rim region.
------------------------------------------------------------------------------------------------------------------
Health Sciences      T. Rowe Price Associates, Inc. Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks
                                                    of companies engaged in the research, development,
                                                    production, or distribution of products or services related to health care, medicine, or the life sciences (collectively
                                                    termed "health sciences").
------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Portfolio                   Portfolio Manager               Investment Description
---------------------------------------------------------------------------------------------------------------------------
Emerging Growth             MFC Global Investment           Seeks superior long-term rates of return through capital
                            Management (U.S.A.) Limited     appreciation by investing, under normal circumstances,
                                                            primarily in high quality securities and convertible
                                                            instruments of small-cap U.S. companies.
---------------------------------------------------------------------------------------------------------------------------
Emerging Small Company      Franklin Advisers, Inc.         Seeks long-term growth of capital by investing, under
                                                            normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock
                                                            equity securities of companies with market capitalizations that approximately match the range of capitalization of the
                                                            Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.
---------------------------------------------------------------------------------------------------------------------------
Small Cap                   Independence Investment LLC     Seeks maximum capital appreciation consistent with
                                                            reasonable risk to principal by investing, under normal
                                                            market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is under
                                                            $2 billion.
---------------------------------------------------------------------------------------------------------------------------
Small Cap Index             MFC Global Investment           Seeks to approximate the aggregate total return of a small
                            Management (U.S.A.) Limited     cap U.S. domestic equity market index by attempting to
                                                            track the performance of the Russell 2000 Index.
---------------------------------------------------------------------------------------------------------------------------
Small Company               American Century Investment     Seeks long-term capital growth by investing, under normal
                            Management, Inc.                market conditions, primarily in equity securities of smaller-
                                                            capitalization U.S. companies. The subadviser uses
                                                            quantitative, computer-driven models to construct the
                                                            portfolio of stocks for the Small Company Portfolio.
---------------------------------------------------------------------------------------------------------------------------
Dynamic Growth              Deutsche Asset Management Inc.  Seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock               Wellington Management Company,  Seeks long-term growth of capital by investing primarily in
                            LLP                             equity securities of mid-size companies with significant
                                                            capital appreciation potential.
---------------------------------------------------------------------------------------------------------------------------
Natural Resources           Wellington Management Company,  Seeks long-term total return by investing, under normal
                            LLP                             market conditions, primarily in equity and equity-related
                                                            securities of natural resource-related companies worldwide.
---------------------------------------------------------------------------------------------------------------------------
All Cap Growth              AIM Capital Management, Inc.    Seeks long-term capital appreciation by investing the
                                                            portfolio's assets under normal market conditions,
                                                            principally in common stocks of companies that are likely to benefit from new or innovative products, services or
                                                            processes, as well as those that have experienced above
                                                            average, long-term growth in earnings and have excellent
                                                            prospects for future growth.
---------------------------------------------------------------------------------------------------------------------------
Strategic Opportunities     Fidelity Management & Research  Seeks growth of capital by investing primarily in common
                            Company                         stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.
---------------------------------------------------------------------------------------------------------------------------
Financial Services          Davis Advisors                  Seeks growth of capital by investing primarily in common
                                                            stocks of financial companies. During normal market
                                                            conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                                            companies that are principally engaged in financial services.
                                                            A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least
                                                            50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
---------------------------------------------------------------------------------------------------------------------------
International Opportunities Marisco Capital Management, LLC Seeks long-term growth of capital by investing, under normal market conditions, at least 65% of its assets in
                                                            common stocks of foreign companies that are selected for
                                                            their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio
                                                            normally invests in issuers from at least three different
                                                            countries not including the U.S. The portfolio may invest in common stocks of companies operating in emerging
                                                            markets.
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Portfolio                    Portfolio Manager                 Investment Description
-------------------------------------------------------------------------------------------------------------------------------
International Stock          Deutsche Asset Management         Seeks long-term growth of capital by investing in stocks and
                             Investment Services Ltd.          other securities with equity characteristics of companies
                                                               located in the developed countries that make up the MSCI
                                                               EAFE Index.
-------------------------------------------------------------------------------------------------------------------------------
International Small Cap      Templeton Investment Counsel,     Seeks capital appreciation by investing primarily in the
                             Inc.                              common stock of companies located outside the U.S. which
                                                               have total stock market capitalization or annual revenues of
                                                               $1.5 billion or less ("small company securities").
-------------------------------------------------------------------------------------------------------------------------------
International Equity Index A SSgA Funds Management, Inc.       Seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets by
                                                               attempting to track the performance of the MSCI All
                                                               Country World ex-US Index*. (Series I shares are available for sale to contracts purchased prior to May 13, 2002; Series
                                                               II shares are available for sale to contracts purchased on or after May 13, 2002).
-------------------------------------------------------------------------------------------------------------------------------
American International       Capital Research Management       Invests all of its assets in Class 2 shares of the International
                             Company                           Fund, a series of American Fund Insurance Series. The
                                                               International Fund invests primarily in common stocks of
                                                               companies located outside the United States.
-------------------------------------------------------------------------------------------------------------------------------
International Value          Templeton Investment Counsel,     Seeks long-term growth of capital by investing, under
                             Inc.                              normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                                               markets.
-------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap         MFC Global Investment             Seeks long-term growth of capital by investing, under
                             Management (U.S.A.) Limited       normal market conditions, at least 80% of its total assets
                                                               (plus any borrowings for investment purposes) in U.S. mid-
                                                               cap stocks, convertible preferred stocks, convertible bonds and warrants.
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                MFC Global Investment             Seeks to approximate the aggregate total return of a mid cap
                             Management (U.S.A.) Limited       U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Core                 AIM Capital Management, Inc.      Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including
                                                               convertible securities, of mid-capitalization companies.
-------------------------------------------------------------------------------------------------------------------------------
Global                       Templeton Global Advisors         Seeks long-term capital appreciation by investing, under
                             Limited                           normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including
                                                               emerging markets.
-------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation         Jennison Associates LLC           Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                                               subadviser believes have above-average growth prospects.
                                                               These companies are generally medium-to-large
                                                               capitalization companies.
-------------------------------------------------------------------------------------------------------------------------------
American Growth              Capital Research Management       Invests all of its assets in Class 2 shares of the Growth Fund,
                             Company                           a series of American Fund Insurance Series. The Growth
                                                               Fund invests primarily in common stocks of companies that
                                                               appear to offer superior opportunities for growth of capital.
-------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth   Sustainable Growth Advisers, L.P. Seeks long-term growth of capital by investing, under normal market conditions, primarily in common stocks of
                                                               "U.S. Global Leaders."
-------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap         MFC Global Investment             Seeks long-term growth of capital by investing, under
                             Management (U.S.A.) Limited       normal circumstances, primarily in equity securities of U.S.
                                                               companies. The portfolio will generally focus on equity
                                                               securities of U.S. companies across the three market
                                                               capitalization ranges of large, mid and small.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Portfolio                Portfolio Manager                Investment Description
-------------------------------------------------------------------------------------------------------------------------
All Cap Core             Deutsche Asset Management Inc.   Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the
                                                          Russell 3000 Index.
-------------------------------------------------------------------------------------------------------------------------
Large Cap Growth         Fidelity Management & Research   Seeks long-term growth of capital by investing, under
                         Company                          normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.
-------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index MFC Global Investment            Seeks to approximate the aggregate total return of a broad
                         Management (U.S.A.) Limited      U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.
-------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth         T. Rowe Price Associates, Inc.   Seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth
                                                          companies. Many of the stocks in the portfolio are expected to pay dividends.
-------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap           Capital Guardian Trust Company   Seeks long-term growth of capital and income by investing
                                                          the portfolio's assets, under normal market conditions,
                                                          primarily in equity and equity-related securities of
                                                          companies with market capitalization greater than $500
                                                          million.
-------------------------------------------------------------------------------------------------------------------------
Core Equity              Legg Mason Funds Management,     Seeks long-term capital growth by investing, under normal
                         Inc.                             market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                                          The subadviser Seeks to purchase securities at large
                                                          discounts to the subadviser's assessment of their intrinsic value.
-------------------------------------------------------------------------------------------------------------------------
Strategic Value          Massachusetts Financial Services Seeks capital appreciation by investing, under normal market
                         Company                          conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser
                                                          believes are undervalued in the market relative to their long term potential.
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value          Mercury Advisors                 Seeks long-term growth of capital by investing, under
                                                          normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the
                                                          U.S.
-------------------------------------------------------------------------------------------------------------------------
Classic Value            Pzena Investment Management,     Seeks long-term growth of capital by investing, under
                         LLC                              normal market conditions, at least 80% of its net assets in domestic equity securities.
-------------------------------------------------------------------------------------------------------------------------
Utilities                Massachusetts Financial Services Seeks capital growth and current income (income above that
                         Company                          available from a portfolio invested entirely in equity
                                                          securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                                          domestic and foreign companies in the utilities industry.
-------------------------------------------------------------------------------------------------------------------------
Real Estate Securities   Deutsche Asset Management Inc.   Seeks to achieve a combination of long-term capital
                                                          appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                                          companies.
-------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities  Munder Capital Management        Seeks long-term capital appreciation by investing, under
                                                          normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Portfolio                  Portfolio Manager              Investment Description
-------------------------------------------------------------------------------------------------------------------------
Small Company Value        T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies
                                                          whose common stocks are believed to be undervalued.
                                                          Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                                          investment purposes) in companies with a market
                                                          capitalization that do not exceed the maximum market
                                                          capitalization of any security in the Russell 2000 Index* at the time of purchase.
-------------------------------------------------------------------------------------------------------------------------
Special Value              Salomon Brothers Asset         Seeks long-term capital growth by investing, under normal
(only Series II available) Management Inc.                circumstances, at least 80% of its net assets in common
                                                          stocks and other equity securities of companies whose
                                                          market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell
                                                          2000 Value Index.
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Value              Lord, Abbett & Co              Seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized
                                                          companies, with market capitalization of roughly $500
                                                          million to $10 billion.
-------------------------------------------------------------------------------------------------------------------------
Value                      Van Kampen                     Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of
                                                          companies in the Russell Midcap Value Index.
-------------------------------------------------------------------------------------------------------------------------
All Cap Value              Lord, Abbett & Co              Seeks capital appreciation by investing in equity securities of
                                                          U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
-------------------------------------------------------------------------------------------------------------------------
500 Index                  MFC Global Investment          Seeks to approximate the aggregate total return of a broad
                           Management (U.S.A.) Limited    U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.
-------------------------------------------------------------------------------------------------------------------------
Fundamental Value          Davis Advisors                 Seeks growth of capital by investing, under normal market
                                                          conditions, primarily in common stocks of U.S. companies
                                                          with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.
-------------------------------------------------------------------------------------------------------------------------
Growth & Income            Wellington Management Company, Seeks long-term growth of capital and income, consistent
                           LLP                            with prudent investment risk, by investing primarily in a
                                                          diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.
-------------------------------------------------------------------------------------------------------------------------
Large Cap                  UBS Global Asset Management    Seeks to maximize total return, consisting of capital
                                                          appreciation and current income by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S.
                                                          large capitalization companies.
-------------------------------------------------------------------------------------------------------------------------
Quantitative Value         MFC Global Investment          Seeks long-term capital appreciation by investing primarily
                           Management (U.S.A.) Limited    in large-cap U.S. securities with the potential for long-term growth of capital.
-------------------------------------------------------------------------------------------------------------------------
American Growth-Income     Capital Research Management    Invests all of its assets in Class 2 shares of the Growth-
                           Company                        Income Fund, a series of American Fund Insurance Series.
                                                          The Growth-Income Fund invests primarily in common
                                                          stocks or other securities which demonstrate the potential for appreciation and/or dividends.
-------------------------------------------------------------------------------------------------------------------------
Equity-Income              T. Rowe Price Associates, Inc. Seeks to provide substantial dividend income and also long-
                                                          term capital appreciation by investing primarily in dividend-
                                                          paying common stocks, particularly of established
                                                          companies with favorable prospects for both increasing
                                                          dividends and capital appreciation.
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Portfolio                         Portfolio Manager              Investment Description
--------------------------------------------------------------------------------------------------------------------------------
American Blue Chip Income and     Capital Research Management    Invests all of its assets in Class 2 shares of the Blue Chip
Growth                            Company                        Income and Growth Fund, a series of American Fund
                                                                 Insurance Series. The Blue Chip Income and Growth Fund
                                                                 invests primarily in common stocks of larger, more
                                                                 established companies based in the U.S. with market
                                                                 capitalizations of $4 billion and above.
--------------------------------------------------------------------------------------------------------------------------------
Income & Value                    Capital Guardian Trust Company Seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-
                                                                 income securities. The subadviser has full discretion to
                                                                 determine the allocation between equity and fixed income
                                                                 securities.
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio     Pacific Investment Management  The portfolio invests primarily in a diversified mix of: (a)
(a series of the PIMCO Variable   Company                        common stocks of large and mid sized U.S. companies, and
Insurance Trust) (only Class M is                                (b) bonds with an overall intermediate term average
available for sale)                                              maturity.
--------------------------------------------------------------------------------------------------------------------------------
Global Allocation                 UBS Global Asset Management    Seeks total return, consisting of long-term capital
                                                                 appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.
--------------------------------------------------------------------------------------------------------------------------------
High Yield                        Salomon Brothers Asset         Seeks to realize an above-average total return over a market
                                  Management Inc.                cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.
--------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond              Wells Fargo Fund Management,   Seeks total return with a high level of current income by
                                  LLC                            investing, under normal market conditions, primarily in
                                                                 below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                                                 preferred and other convertible securities and bank loans.
--------------------------------------------------------------------------------------------------------------------------------
Strategic Bond                    Salomon Brothers Asset         Seeks a high level of total return consistent with preservation
                                  Management Inc.                of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.
--------------------------------------------------------------------------------------------------------------------------------
Strategic Income                  John Hancock Advisers, LLC     Seeks a high level of current income by investing, under
                                                                 normal market conditions, primarily in foreign government
                                                                 and corporate debt securities from developed and emerging
                                                                 markets; U.S. Government and agency securities; and U.S.
                                                                 high yield bonds.
--------------------------------------------------------------------------------------------------------------------------------
Global Bond                       Pacific Investment Management  Seeks to realize maximum total return, consistent with
                                  Company                        preservation of capital and prudent investment management
                                                                 by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.
--------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond           Wellington Management Company, Seeks a high level of current income consistent with the
                                  LLP                            maintenance of principal and liquidity, by investing in a
                                                                 diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S.
                                                                 Government bonds with intermediate to longer term
                                                                 maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.
--------------------------------------------------------------------------------------------------------------------------------
Total Return                      Pacific Investment Management  Seeks to realize maximum total return, consistent with
                                  Company                        preservation of capital and prudent investment management
                                                                 by investing, under normal market conditions, at least 65%
                                                                 of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average
                                                                 portfolio duration will normally vary within a three-to six-
                                                                 year time frame based on the subadviser's forecast for
                                                                 interest rates.
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Portfolio                  Portfolio Manager              Investment Description
----------------------------------------------------------------------------------------------------------------------------
Real Return Bond           Pacific Investment Management  Seeks maximum return, consistent with preservation of
                           Company                        capital and prudent investment management by investing,
                                                          under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.
----------------------------------------------------------------------------------------------------------------------------
Core Bond                  Wells Fargo Fund Management,   Seeks total return consisting of income and capital
                           LLC                            appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities. The
                                                          subadviser invests in debt securities that the subadviser
                                                          believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.
                                                          From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are comparable to
                                                          investment-grade debt securities. Under normal
                                                          circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.
----------------------------------------------------------------------------------------------------------------------------
Active Bond                Declaration Management &       Seeks income and capital appreciation by investing at least
                           Research LLC                   80% of its assets in a diversified mix of debt securities and
                           John Hancock Advisers, LLC     instruments.
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Salomon Brothers Asset         Seeks a high level of current income consistent with
                           Management Inc.                preservation of capital and maintenance of liquidity, by
                                                          investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as
                                                          collateralized mortgage obligations backed by such
                                                          securities.
----------------------------------------------------------------------------------------------------------------------------
Money Market               MFC Global Investment          Seeks maximum current income consistent with preservation
                           Management (U.S.A.) Limited    of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.
----------------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000  MFC Global Investment          Seeks to provide long-term growth of capital (current income
                           Management (U.S.A.) Limited    is not a consideration) by investing 100% of the Lifestyle
                                                          Trust's assets in other portfolios of the Trust ("Underlying
                           Deutsche Asset Management Inc. Portfolios") which invest primarily in equity securities.
----------------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820       MFC Global Investment          Seeks to provide long-term growth of capital with
                           Management (U.S.A.) Limited    consideration also given to current income by investing
                                                          approximately 20% of the Lifestyle Trust's assets in
                           Deutsche Asset Management Inc. Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in
                                                          Underlying Portfolios which invest primarily in equity
                                                          securities.
----------------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640     MFC Global Investment          Seeks to provide a balance between a high level of current
                           Management (U.S.A.) Limited    income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                           Deutsche Asset Management Inc. Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and
                                                          approximately 60% of its assets in Underlying Portfolios
                                                          which invest primarily in equity securities.
----------------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460     MFC Global Investment          Seeks to provide a balance between a high level of current
                           Management (U.S.A.) Limited    income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                           Deutsche Asset Management Inc. Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and
                                                          approximately 40% of its assets in Underlying Portfolios
                                                          which invest primarily in equity securities.
----------------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280 MFC Global Investment          Seeks to provide a high level of current income with some
                           Management (U.S.A.) Limited    consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in
                           Deutsche Asset Management Inc. Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in
                                                          Underlying Portfolios which invest primarily in equity
                                                          securities.
----------------------------------------------------------------------------------------------------------------------------

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

   You bear the investment risk of any Portfolio you choose as an investment option for your Policy. A full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each Portfolio is contained in the Portfolio prospectuses. The Portfolio prospectuses should be read carefully before allocating purchase payments to a sub-account.

                                POLICY SUMMARY

General

   We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy, and any endorsement or rider, supersede the disclosure in this prospectus.

Death Benefits

   There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

   (Policies issued in Maryland should refer to the section of the Prospectus entitled, "Additional Information for Policies Issued in Maryland.")

Optional Term Rider

   The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the no-lapse guarantee after the second Policy Year and terminates at age 100.

Return of Premium Rider

   The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

   The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium rider is not protected by the No-Lapse Guarantee after the second Policy Year.

   (Policies issued in Maryland should refer to the section of the Prospectus entitled, "Additional Information for Policies Issued in Maryland.")

Premiums

   You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments -- Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account.

Policy Value

   The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

Policy Loans

   You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender.

Surrender and Partial Withdrawals

   You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject. You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

Lapse and Reinstatement

   Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

   The Policy differs in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

   A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

Charges and Deductions

   We assess certain charges and deductions in connection with the Policy. These include:

  . charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses,

  .   charges deducted from premiums paid, and

  .   charges assessed on surrender or lapse.

These charges are summarized in the Fee Tables. We may allow you to request that the sum of all charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

   In addition, there are charges deducted from each Portfolio. These charges are summarized in the Fee Tables.

Investment Options and Investment Subadvisers

   You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described in the Table of Investment Options and Investment Subadvisers.

   The Portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

   Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

   Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio are described in detail in the accompanying Portfolio prospectuses to which reference should be made.

 GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND THE SEPARATE ACCOUNT

John Hancock USA

   John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA" or "Company") (formerly, The Manufacturers Life Insurance Company (U.S.A.)) is a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial.

Ratings

   John Hancock USA has received the following ratings from independent ratings agencies:

   A++ A.M. Best:

   Superior companies have a very strong ability to meet their obligations; 1st category of 16

   AA+ Fitch

   Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

   AA+ Standard & Poor's

   Very strong financial security characteristics; 2nd category of 21

   Aa2 Moody's

   Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of John Hancock USA's ability to honor any guarantees provided by the Policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

The Separate Account

   The Separate Account has been established under Michigan law as a separate account of John Hancock USA. The Separate Account holds assets that are segregated from all of John Hancock USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

   Assets of the Separate Account. John Hancock USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to the other income, gains, or losses of John Hancock USA. John Hancock USA will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business John Hancock USA conducts. However, all obligations under the variable life insurance policies are general corporate obligations of John Hancock USA.

   Registration. The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the Commission of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of John Hancock USA.

                               ISSUING A POLICY

Requirements

   To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

   Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

   Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" in Appendix A).

   The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability periods are measured.

   If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

  . the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

  .   the Issue Date will be the date the Company issues the Policy.

   The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

Minimum Initial Face Amount

   John Hancock USA will generally issue a Policy only if it has a Face Amount of at least $100,000.

Backdating a Policy

   Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

   As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

Temporary Insurance Agreement

   In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

   The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

Right to Examine the Policy

   A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. During the "Right to Examine the Policy Period," premiums may be allocated to the Money Market Trust. After this period has expired, premiums will then be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions.

   If the policyowner elects to cancel the Policy under this provision, the Policy can be mailed or delivered to the John Hancock USA agent who sold it, or to the Service Office. Immediately upon such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

    (1)the amount of all premiums paid, less any partial withdrawals and policy loans, or

    (2)the value of the amounts allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios; minus any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

   If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If canceled, the premiums paid during the right to examine period will be refunded, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

   The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

   (Applicable to residents of California only)

   Residents in California age 60 and greater may return the Policy for a refund at any time within 30 days after receiving it. The Policy can be mailed or delivered to the Company's agent who sold it or to the Service Office. If you cancel the Policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Separate Account investment options (other than the Money Market portfolio), we will refund you the value of the amount allocated to the Separate Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios; minus any partial withdrawals made and policy loans taken.

   Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or (c) in one or more of the Separate Account investment options, based upon your instructions. If no instructions are given, your Premiums will be placed in the Money Market investment option.

Life Insurance Qualification

   A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

   Cash Value Accumulation Test. Under the Cash Value Accumulation Test ("CVAT"), the Policy Value must be less than the Net Single Premium necessary to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, the Company reserves the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

   Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

   Changes to the Policy may affect the maximum amount of premiums, such as:

  .   a change in the policy's Face Amount.

  .   a change in the death benefit option.

  .   partial withdrawals.

  .   addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

   The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. The Minimum Death Benefit Percentages for this test appear in the Policy.

                                DEATH BENEFITS

   (Policies issued in Maryland should refer to the section of the Prospectus entitled, "Additional Information for Policies Issued in Maryland.")

   If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

Death Benefit Options

   There are two death benefit options, described below.

   Death Benefit Option 1. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

   Death Benefit Option 2. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

Changing the Death Benefit Option

   The death benefit option may be changed once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. The Company will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

   A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

   Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

   Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

   No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

Changing the Face Amount

   Subject to the limitations stated in this prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

  Increase in Face Amount

   Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date John Hancock USA approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

  New Surrender Charges for an Increase

   An increase in face amount will usually result in the Policy being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in Face Amount. Surrender charges will not apply to premiums attributable to the new Face Amount that are in excess of the surrender charges premium limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a free look right with respect to any increase resulting in new surrender charges.

   An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

  Increase with Prior Decreases

   If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

  Changing Both the Face Amount and the Death Benefit Option

   If a policyowner requests to change both the Face Amount and the Death Benefit Option in the same month, the Death Benefit Option change shall be deemed to occur first.

  Decrease in Face Amount

   Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date John Hancock USA approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the policy to fall below the minimum Face Amount of $100,000. A decrease in Face Amount will be subject to surrender charges. See "Charges and Deductions -- Surrender Charges."

  Factors that Affect the Death Benefit

   In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

                               PREMIUM PAYMENTS

Initial Premiums

   No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

   The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium (which is set forth in the Table of Values in your policy).

   On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions; unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

Subsequent Premiums

   After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

   A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. John Hancock USA will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

   The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

   Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, in states where permitted, the Policy does have a No-Lapse Guarantee (as well as an Optional Extended No-Lapse Guarantee) which would prevent the Policy from lapsing during the guarantee period, provided certain criteria, as described under "No Lapse Guarantee" are satisfied.

   All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office; unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

Maximum Premium Limitation

   If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

   If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

   Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

                            CHARGES AND DEDUCTIONS

Premium Charge

   During the first 5 Policy Years, John Hancock USA deducts a premium charge from each premium payment, equal to 10.0% of the premium. Thereafter, the premium charge is equal to 2.0% of the premium (on a non-guaranteed basis in the state of New Jersey). The premium charge is paid to the Company and is designed to cover a portion of the Company's acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

Surrender Charges

   The Company will deduct a Surrender Charge if during the first 10 years following the Policy Date, or the effective date of a Face Amount increase:

  .   the Policy is surrendered for its Net Cash Surrender Value,

  .   a partial withdrawal is made,

  .   there is a decrease in Face Amount, or

  .   the Policy lapses.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

   The surrender charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

   Surrender Charge Calculation. The Surrender Charge is determined by the following formula (the calculation is also described in words below):

    Surrender Charge = (Surrender Charge Rate) X (Face Amount of the Policy
      Associated with the Surrender Charge / 1000) X (Grading Percentage)

   Definitions of the Formula Factors Above

   Face Amount of the Policy Associated with the Surrender Charge: equals the Face Amount for which the Surrender Charge is being applied. The Face Amount may be increased or decreased as described under "Changing the Face Amount" above.

   Surrender Charge Rate: (the calculation is also described in words below)

       Surrender Charge Rate = (X) + (80%) X (Surrender Charge Premium)

   Where "X" is equal to Rate per $1,000 of Face Value as indicated by the following Table:

--------------------------------------------------------------------------------------------
                             Table for Rate per $1,000 of Face:
--------------------------------------------------------------------------------------------
Age at Issue  Rate per $1,000  Age at Issue  Rate per $1,000  Age at Issue  Rate per $1,000
or Increase  of Face Value ($) or Increase  of Face Value ($) or Increase  of Face Value ($)
--------------------------------------------------------------------------------------------
     0             2.00             12            3.50            24             6.50
--------------------------------------------------------------------------------------------
     1             2.13             13            3.63            25             7.00
--------------------------------------------------------------------------------------------
     2             2.25             14            3.75            26             7.20
--------------------------------------------------------------------------------------------
     3             2.38             15            3.88            27             7.40
--------------------------------------------------------------------------------------------
     4             2.50             16            4.00            28             7.60
--------------------------------------------------------------------------------------------
     5             2.63             17            4.13            29             7.80
--------------------------------------------------------------------------------------------
     6             2.75             18            4.25            30             8.00
--------------------------------------------------------------------------------------------
     7             2.88             19            4.38            31             8.04
--------------------------------------------------------------------------------------------
     8             3.00             20            4.50            32             8.08
--------------------------------------------------------------------------------------------
     9             3.13             21            5.00            33             8.12
--------------------------------------------------------------------------------------------
     10            3.25             22            5.50            34             8.16
--------------------------------------------------------------------------------------------
     11            3.38             23            6.00        35 and over        8.20
--------------------------------------------------------------------------------------------

   The Surrender Charge Premium is the lesser of:

  . the premiums paid during the first Policy Year per $1,000 of Face Amount at issue or following a Face Amount increase, and

  . the Surrender Charge Premium Limit specified in the Policy per $1,000 of Face Amount.

Grading Percentage: The grading percentages during the Surrender Charge Period and set forth in the table below apply to the initial Face Amount and to all subsequent Face Amount increases.

   The grading percentage is based on the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

           ---------------------------------------------------------
                       Surrender Charge             Surrender Charge
                           Grading                      Grading
           Policy Year    Percentage    Policy Year    Percentage
           ---------------------------------------------------------
                1            100%           7              40%
           ---------------------------------------------------------
                2.....       90%            8              30%
           ---------------------------------------------------------
                3            80%            9              20%
           ---------------------------------------------------------
                4.....       70%            10             10%
           ---------------------------------------------------------
                5            60%            11             0%
           ---------------------------------------------------------
                6.....       50%
           ---------------------------------------------------------

   Within a Policy Year, grading percentages will be interpolated on a monthly basis. For example, if the policyowner surrenders the Policy during the fourth month of Policy Year 4, the grading percentage will be 67.5%.

Formulas Described in Words

   Surrender Charge: The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Face Amount of the Policy Associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed 10 years.

   Surrender Charge Rate: The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals "X" (see Table above) and (b) equals 80% times the Surrender Charge Premium.

Illustration of Surrender Charge Calculation

  Assumptions.

  .   45 year old

  .   Policy issued 7 years ago

  . $7,785 in premiums have been paid annually on the Policy over the 7 year period

  .   Surrender Charge Premium for the Policy is $14.07

  . Face Amount of the Policy at issue is $500,000 and no increases have occurred

  .   Policy is surrendered during the first month of the seventh policy year.

Surrender Charge. The Surrender Charge to be assessed would be $3,891 determined as follows:

  . First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

      Surrender Charge Rate = (8.2) + (80 %) X (Surrender Charge Premium)

                      $19.46 = (8.20) + (80 %) X (14.07)

   The Surrender Charge Rate is equal to $19.46

  . Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

    Surrender Charge = (Surrender Charge Rate) X (Face Amount of the Policy
      Associated with the Surrender Charge / 1000) X (Grading Percentage)

                $3,891 = (19.46) X ($500,000 / 1,000) X (40 %)

   The Surrender Charge is equal to $3,891.

   Depending upon the Face Amount of the Policy, the age of the insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

   Surrender Charges on a Partial Withdrawal. A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

   Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

   Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge.

   Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

Monthly Charges

   On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

  .   an administration charge;

  .   a charge for the cost of insurance;

  .   a mortality and expense risks charge;

  . if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value.

   Administration Charge. This charge will be equal to $15 per Policy Month per Policy Year. The charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

   Cost of Insurance Charge. The monthly charge for the cost of insurance is paid to the Company and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

   Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

    (a)is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

    (b)is the Policy Value as of the first day of the Policy Month after the deduction of monthly cost of insurance.

   Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.

   Since the net amount at risk for Death Benefit Option 1 is based on a formula that includes as factors the death benefit and the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

   The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the life insured.

   Cost of insurance rates will generally increase with the age of the life insured. The first year cost of insurance rate is guaranteed.

   The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

   Mortality and Expense Risks Charge. A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is paid to the Company and is designed to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that the Life Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

   The charge varies by Policy Year as follows:

----------------------------------------------------------------------------------
                        Guaranteed                          Equivalent
            Monthly Mortality and Expense Risks Annual Mortality and Expense Risks
Policy Year               Charge*                            Charge*
----------------------------------------------------------------------------------
   1-15                    0.10%                              1.20%
----------------------------------------------------------------------------------
   16+                     0.03%                              0.30%
----------------------------------------------------------------------------------

* The rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. The actual rates charged may be slightly higher or lower than those shown.

   Charges for Supplementary Benefits. If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefits.

Charges for Transfers

   A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge is paid to the Company and will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

   Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

Investment Management Fees and Expenses

   The investment management fees and expenses of the Portfolios, the underlying variable investment options for the Policy, are set forth in the prospectus for the Portfolios.

Reduction in Charges

   The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                       SPECIAL PROVISIONS FOR EXCHANGES

   The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

                          COMPANY TAX CONSIDERATIONS

   At the present time, the Company makes no special charge for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                                 POLICY VALUE

Determination of the Policy Value

   A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

   The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risks/Benefits Summary."

   Investment Accounts. An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

   Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA. For a detailed description of the Fixed Account, see "The General Account -- Fixed Account".

   Loan Account. Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at an effective annual rate of at least 4.00%. For a detailed description of the Loan Account, see "Policy Loans -- Loan Account".

Units and Unit Values

   Crediting and Canceling Units. Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

   A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.

   Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business
Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

   Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

   The net investment factor for a sub-account on any Business Day is equal to
(a) divided by (b) where:

    (a)is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

    (b)is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

   Subject to the restrictions set forth below, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Account." Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

   Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio's investments in accordance with the portfolio's investment objective and policies) and dilution with respect to interests held for long-term investment.

   To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

   While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

   The Company's current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request made be made on any day. The policyowner may, however, transfer to the Money Market investment option even if the two transfer per month limit has been reached, but only if 100% of the value in all variable investment options is transferred to the Money Market investment option. If such a transfer to the Money Market investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market investment option to any other variable investment options or to the Fixed Account may be made. If a Policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policyowners subject to the restrictions.

   Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policyowner under these circumstances to rebalance the investment options in its policies within the following limits:
(i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment option may not be transferred out of the Money Market investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policyowners subject to the restrictions.

   The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of a Portfolio.

   While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

  .   within eighteen months after the Issue Date; or

  . within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or

  . within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

   Transfers Involving Fixed Account. The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $2,000 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

   Telephone Transfers. Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, John Hancock USA will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

   Dollar Cost Averaging. The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. The charges for a transfer made under the DCA program will not exceed $5. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

   The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

   Asset Allocation Balancer Transfers. Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs John Hancock USA otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days written notice to the policyowner. The charge for transfers under the Asset Allocation Balancer program will not exceed $15.

   The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

                                 POLICY LOANS

   While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits -- Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits -- Policy Loan Interest."

   Maximum Loanable Amount The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value. (In the state of Florida, the available loan value on any date is the Net Cash Surrender Value, less estimated interest and Future Monthly Deductions, due to the next anniversary.)

Effect of Policy Loans

   A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

Interest Charged on Policy Loans

   Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.) The Company may change the current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

   For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law. See "Tax Treatment of Policy Benefits -- Interest on Policy Loans After Year 10."

   If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the life insured reaches age 100.
The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

   When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy

Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

   Interest Credited to the Loan Account. Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%.

   Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

   Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.

   Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

                   POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

   A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which John Hancock USA receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

Partial Withdrawals

   A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions -- Surrender Charges."

   Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

   Reduction in Face Amount due to a Partial Withdrawal. If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit -- Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.

   If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

   When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

                            LAPSE AND REINSTATEMENT

Lapse

   Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Tax Treatment of Policy Benefits -- Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

No-Lapse Guarantee

   In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

   The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

   The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if
(i) the Face Amount of the Policy is changed, (ii) there is a Death Benefit Option change, (iii) there is a decrease in the Face Amount of insurance due to a partial withdrawal, (iv) there is any change in the supplementary benefits added to the Policy or in the risk classification of the life insured or (v) a temporary Additional Rating is added (due to a Face Amount increase), or terminated.

   The No-Lapse Guarantee Period is described under "Definitions" in Appendix A.

   While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

  . the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

  . the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

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

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

   No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals taken on or before the date of the test and less any Policy Debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

   Optional Extended No-Lapse Guarantee. In states where approved, an optional rider may be added to the Policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the Policy or the rider, (b) subject to any applicable state limitations, the number of years selected by the Policyowner and (c) age 100 of the life insured. (The rider may be terminated at any time but cannot be reinstated once terminated.) In order for the Extended No-Lapse Guarantee to be applicable a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age and Face Amount and a change in the Face Amount of the Policy may affect the cost of the rider. Neither the No-Lapse Guarantee nor the Extended No-Lapse Guarantee apply to the Term Rider.

   Death During Grace Period. If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

Reinstatement

   A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

  .   The life insured's risk classification is standard or preferred, and

  .   The life insured's Attained Age is less than 46.

   A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

  . Evidence of the life insured's insurability, satisfactory to the Company is provided to the Company;

  . A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

                              THE GENERAL ACCOUNT

   The general account of John Hancock USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account.

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

   By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

   A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. John Hancock USA will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

   Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

  .   the portion of the net premiums allocated to it; plus

  .   any amounts transferred to it; plus

  .   interest credited to it; less

  .   any charges deducted from it; less

  .   any partial withdrawals from it; less

  .   any amounts transferred from it.

   Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, John Hancock USA guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the Fixed Account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

                        OTHER PROVISIONS OF THE POLICY

   (Policies issued in Maryland should refer to the section of the Prospectus entitled, "Additional Information for Policies Issued in Maryland.")

Return of Premium Death Benefit Rider

   The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

   The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).

   Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

  . the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

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

  . the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

  . the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

   Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

   Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Death Benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions -- Surrender Charges." In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited to the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.

   No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.

Policyowner Rights

   Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

  .   Vary the premiums paid under the Policy.

  .   Change the death benefit option.

  .   Change the premium allocation for future premiums.

  .   Take loans and/or partial withdrawals.

  .   Surrender the Policy.

  .   Transfer ownership to a new owner.

  . Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

  .   Change or revoke a contingent owner.

  .   Change or revoke a beneficiary.

   Assignment of Rights. John Hancock USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. John Hancock USA assumes no responsibility for the validity or effects of any assignment.

Beneficiary

   One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the life insured's lifetime by giving written notice to John Hancock USA in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, the Company will pay the insurance benefit as if the beneficiary had died before the life insured.

Incontestability

   John Hancock USA will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

   If the stated age or sex, or both, of the life insured in the Policy are incorrect, John Hancock USA will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

   If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

   If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the insured's death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

   The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

Supplementary Benefits

   Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

                          TAX TREATMENT OF THE POLICY

   The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the IRS. John Hancock USA does not make any guarantee regarding the tax status of any policy or any transaction regarding the policy.

   The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

   The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be subject to Federal, state, or local tax on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.

Life Insurance Qualification

   There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

  . The Policy must satisfy the definition of life insurance under Section 7702 of the Code.

  . The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

  . The Policy must be a valid life insurance contract under applicable state law.

  . The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

   Definition of Life Insurance. Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

   With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notices 88-128 and 2004-61 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

   With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

   The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

   If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

   Diversification. Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Portfolios, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how each Portfolio's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

   State Law. A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

   Investor Control. In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

   The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards may be set forth, if any, in future regulations or rulings. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Tax Treatment of Policy Benefits

   The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

   The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

   Death Benefit. The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. A transfer of the Policy for valuable consideration, however, may cause a portion of the death benefit to be taxable. (See "Other Transactions" below.)

   Cash Values. Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

   Investment in the Policy. Investment in the Policy means:

  . the aggregate amount of any premiums or other consideration paid for a Policy; minus

  . the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

  . the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

   Surrender or Lapse. Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total Investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

   If at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

   Distributions. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

   Distributions from non-MECs. A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

   Force Outs. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

   Distributions from MECs. Policies classified as MEC's will be subject to the following tax rules:

  . First, all partial withdrawals from such a Policy and assignments or pledges of any part of its value are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

  . Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

  . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     .   is made on or after the date on which the policyowner attains age
         59 1/2;

     .   is attributable to the policyowner becoming disabled; or

     . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

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

These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

   Definition of Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

   In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

   The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

   Material Changes. A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

   Reductions in Face Amount. If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

   Exchanges. A life insurance contract received in exchange for a MEC will also be treated as a MEC.

   Processing of Premiums. If a premium which would cause the Policy to become a MEC is received within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the next anniversary.

   If a premium which would cause the Policy to become a MEC is received more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

   If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

   Multiple Policies. All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under
Section 72(e) of the Code.

   Policy Loan Interest. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceeds $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

   Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

   The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the sum of such average unborrowed Policy cash values and the average adjusted bases for all other assets of the taxpayer.

   If the policyowner is an individual and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

   Interest on Policy Loans After Year 10. During the first 10 Policy Years, the rate of interest charged on Policy Loans will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. Interest is credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate charged is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

   Policy Exchanges. A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

   Other Transactions. A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Life Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

   Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

Alternative Minimum Tax

   Corporate owners may be subject to Alternative Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

Income Tax Reporting

   In certain employer-sponsored life insurance arrangements, including equity split-dollar arrangements, participants may be required to report for income tax purposes one or more of the following:

  .   the value each year of the life insurance protection provided;

  .   an amount equal to imputed interest on a deemed employer loan;

  .   an amount equal to any employer-paid premiums; or

  . some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

                               OTHER INFORMATION

Payment of Proceeds

   As long as the Policy is in force, John Hancock USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policyowners

   Within 30 days after each Policy Anniversary, John Hancock USA will send the policyowner a statement showing, among other things:

  .   the amount of death benefit;

  . the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

  . the value of the units in each Investment Account to which the Policy Value is allocated;

  .   the Policy Debt and any loan interest charged since the last report;

  . the premiums paid and other Policy transactions made during the period since the last report; and

  .   any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for each Portfolio which will include a list of the securities held in each Portfolio as required by the 1940 Act.

Distribution of Policies

   John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer.
JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

   JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliates Essex National Securities, Inc. and Signator Investors, Inc.

   Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Charges and Deductions.")

   A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.

   Standard Compensation. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 114% of the target premium paid in the first policy year, and 3% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 5% in year 1 and 3% in years 2-10. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

   Additional Compensation and Revenue Sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and is affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

   These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

   Differential Compensation. Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.

Responsibilities of John Hancock USA

   John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the Policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the Policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the Policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

   Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

Voting Rights

   As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

   The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

   John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

Substitution of Portfolio Shares

   Although we believe it to be unlikely, it is possible that in the judgment of the management of John Hancock USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the Commission and one or more state insurance departments may be required.

   John Hancock USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company,
(iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

   The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

   All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

State Regulation

   John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

   John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Financial Statements

   The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

Further Information

   A registration statement under the Securities Act of 1933 has been filed with the Commission. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the Commission's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

   For further information you may also contact John Hancock USA's Home Office, the address and telephone number of which are on the last page of the prospectus.

Optional Benefits

   Optional Term Rider. The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the no lapse guarantee after the second Policy Year and terminates at age 100.

Additional Information for Policies Issued in Maryland

  Mortality and Expense Risks Charge

   For policies issued in Maryland, the "Mortality and Expense Risks Charge" is referred to as the "Asset Based Risk Charge."

  Death Benefit Option 3 Rider

   For Policies issued in Maryland, the optional Return of Premium Death Benefit Rider will not be available. However, in Maryland, the Company will offer an elective Death Benefit Option 3 Rider. Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account. The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals, but not less than zero. Gross Withdrawals are the amounts of partial withdrawals plus any Surrender Charges applicable thereto.

   If any partial withdrawals are made, the death benefit, whether it is Option 1, 2 or 3, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1 and, in certain circumstances, Death Benefit Option
3. See "Policy Surrender and Partial Withdrawals--Reduction in Face Amount due to a Partial Withdrawal."

   You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

   A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit. Upon a change from Option 3 & Option 1, the new Face Amount will be equal to the Face Amount prior to the change plus the Premium Death Benefit Account as of the date of the change.

   The monthly cost of insurance charge is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk. For Death Benefit Option 3, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

    (a)is the Face Amount of insurance plus the Premium Death Benefit Account as of the first day of the Policy Month, divided by 1.003273724663; and

    (b)is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

   If Death Benefit Option 3 is in effect when a partial withdrawal is made, the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account and the death benefit equals the Face Amount plus the Premium Death Benefit Account, the Face Amount of the Policy will be reduced by the amount by which the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account. If the death benefit is the Minimum Death Benefit, the Face Amount will be reduced by the amount, if any, by which such excess exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

                            APPENDIX A: DEFINITIONS

   Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

   Attained Age: is the age at the Policy Date plus the number of whole years that have elapsed since the Policy Date.

   Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

   Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

   Effective Date: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

   Fixed Account: is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

   Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

   Investment Account: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

   Issue Date: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.

   Life Insured: is the person whose life is insured under this Policy.

   Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

   Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

   Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

   Net Policy Value: is the Policy Value less the value in the Loan Account.

   Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

   No-Lapse Guarantee: is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

   No-Lapse Guarantee Period: is set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at (a) the lessor of twenty years and age 75, and (b) the lessor of five years or age 95 for any issue age between 75 and 90, depending on state limitations. Certain states may have a shorter guarantee period. (The No-Lapse Guarantee Period for a particular Policy is stated in the Policy.)

   No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. The premium is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

  .   the Face Amount of insurance changes.

  .   There is a decrease in Face Amount due to a partial withdrawal.

  .   a Supplementary Benefit is added, changed or terminated.

  .   the risk classification of the life insured changes.

  . a temporary Additional Rating is added (due to a Face Amount increase), or terminated.

  .   the Death Benefit Option changes.

   No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

   No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

   Policy Date: is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

   Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

    (a)is the total amount of loans borrowed as of such date;

    (b)is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

    (c)is any interest charges accrued from the last Policy Anniversary to the current date; and

    (d)is the total amount of loan repayments as of such date.

   Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

   Service Office Address: is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

   Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

   Written Request: is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

   The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

   Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

                    Home Office:         Service Office Mailing
                                                Address:
                 John Hancock Life         John Hancock Life
                  Insurance Company        Insurance Company
                  (U.S.A.) 38500 N.             (U.S.A.)
                       Woodward          200 Bloor Street East
                  Avenue Bloomfield     Toronto, Ontario, Canada
                Hills, Michigan 48304           M4W 1E5

   Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at
(202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

The Registrant's Investment Company and 1933 Act File Numbers are 811-4834 and 333-88748, respectively.

                      Statement of Additional Information

                               dated May 1, 2005

                 John Hancock Life Insurance Company (U.S.A.)
                              Separate Account A

                                      of

                 John Hancock Life Insurance Company (U.S.A.)

                               FLEXIBLE PREMIUM

                        VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing John Hancock Life Insurance Company (U.S.A.) at the mailing address of the Service Office:
200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5 or telephoning (800) 387-2747.

                               TABLE OF CONTENTS

             GENERAL INFORMATION AND HISTORY.................. 2
             SERVICES......................................... 2
                Independent Registered Public Accounting Firm. 2
                Principal Underwriter/Distributor............. 2
             ADDITIONAL INFORMATION ABOUT CHARGES............. 2
                Reduction in Charges.......................... 3
             AUDITED FINANCIAL STATEMENTS..................... F-1


                 John Hancock Life Insurance Company (U.S.A.)
                             38500 Woodward Avenue
                       Bloomfield Hills, Michigan 48304
                                   663-3000

Protector SAI 5/05

                        GENERAL INFORMATION AND HISTORY

   John Hancock Life Insurance Company (U.S.A.) Separate Account A (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account A) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) ("we," "us," "the Company", "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial.

   The Separate Account has been established under Michigan law as a separate account of John Hancock USA. The Separate Account holds assets that are segregated from all of John Hancock USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

   Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   SERVICES

Independent Registered Public Accounting Firm

   The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Separate Account A of John Hancock Life Insurance Company (U.S.A.) at December 31, 2004, and for each of the two years in the periods ended December 31, 2004 and 2003, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Principal Underwriter/Distributor

   John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

   JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers include our affiliates Essex National Securities, Inc. and Signator Investors, Inc.

   The aggregate dollar amount of underwriting commissions paid to JH Distributors in 2004, 2003 and 2002 was $403,619,081, $293,120,491, and
$275,138,774, respectively. JH Distributors did not retain any of these amounts during such periods.

   Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies

(not including riders) is not expected to exceed 114% of the target premium paid in the first policy year, and 3% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 5% in year 1 and 3% in years 2-10. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

   The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy.

   Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  . Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

  . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

  . Payments based upon "assets under management." These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

   Signator Investors, Inc. and Essex National Securities, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies. Certain unaffiliated financial institutions such as banks may also receive compensation in connection with the sale of our policies sold by registered representatives of Essex National Securities, Inc. on bank premises.

                     ADDITIONAL INFORMATION ABOUT CHARGES

   A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction in Charges

   The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

   Financial Statements of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company (U.S.A.) Separate Account A to be filed by post-effective amendment.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
The Manufacturers Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries ("the Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we do not express such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

Boston, Massachusetts
March 25, 2005

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          CONSOLIDATED BALANCE SHEETS

                                                              As at December 31
                                                              -----------------
                                                               2004     2003
                                                              -------  -------
                                                              ($US millions)
  Assets
  Investments (Note 3):
  Securities available-for-sale, at fair value:
   Fixed-maturity (amortized cost: 2004 $10,396; 2003 $9,827) $11,188  $10,653
   Equity (cost: 2004 $382; 2003 $401).......................     466      475
   Mortgage loans............................................   2,367    2,187
  Real estate................................................   1,450    1,259
  Policy loans...............................................   2,681    2,532
  Short-term investments.....................................     436      564
                                                              -------  -------
   Total Investments.........................................  18,588   17,670
  Cash and cash equivalents..................................   1,482      972
  Deferred acquisition costs (Note 5)........................   3,448    2,939
  Deferred sales inducements (Note 5)........................     228      215
  Due from affiliates........................................   2,350    2,330
  Amounts recoverable from reinsurers........................     968    1,140
  Other assets (Goodwill: 2004 -- $62; 2003 -- $62)..........   1,101      717
  Separate account assets....................................  57,103   43,694
                                                              -------  -------
   Total Assets.............................................. $85,268  $69,677
                                                              =======  =======

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                                                        As at December 31
                                                        -----------------
                                                         2004     2003
                                                        -------  -------
                                                        ($US millions)
        Liabilities, Capital and Surplus
        Liabilities:
        Policyholder liabilities and accruals.......... $21,427  $20,428
        Net deferred tax liabilities (Note 6)..........     569      426
        Due to affiliate...............................     420      289
        Other liabilities..............................   1,830    1,265
        Separate account liabilities...................  57,103   43,694
                                                        -------  -------
         Total Liabilities.............................  81,349   66,102
        Capital and Surplus:
        Capital stock (Note 8).........................       5        5
        Retained earnings..............................   3,086    2,777
        Accumulated other comprehensive income (Note 4)     828      793
         Total Capital and Surplus.....................   3,919    3,575
                                                        -------  -------
         Total Liabilities, Capital and Surplus........ $85,268  $69,677
                                                        =======  =======

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                        For the Years Ended December 31
                                                                        ------------------------------
                                                                         2004       2003      2002
                                                                          ------    ------    ------
                                                                           ($US millions)
Revenue:
Premiums............................................................... $  943     $  955    $1,002
Fee income.............................................................  1,369      1,107       930
Net investment income..................................................  1,148      1,174     1,157
Net realized investment gains (losses) (Note 13).......................    285        160      (222)
Other (Note 13)........................................................      5          5         4
                                                                          ------    ------    ------
 Total revenue.........................................................  3,750      3,401     2,871
Benefits and expenses:
Policyholder benefits and claims.......................................  1,687      1,829     1,606
Operating expenses and commissions.....................................    715        654       575
Amortization of deferred acquisition costs.............................    358        227        92
Interest expense.......................................................     22         46        42
Policyholder dividends.................................................    389        377       370
                                                                          ------    ------    ------
 Total benefits and expenses...........................................  3,171      3,133     2,685
                                                                          ------    ------    ------
Operating income before income taxes and change in accounting principle    579        268       186
                                                                          ------    ------    ------
Income tax expense.....................................................    168         77        31
                                                                          ------    ------    ------
Income after income taxes and before change in accounting principle....    411        191       155
                                                                          ------    ------    ------
Change in accounting principle.........................................     48         --        --
                                                                          ------    ------    ------
Net income............................................................. $  459     $  191    $  155
                                                                          ======    ======    ======

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

           CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                     For the Years Ended December 31
                                -----------------------------------------
                                                  Accumulated
                                                     Other        Total
                                Capital Retained Comprehensive Capital and
                                 Stock  Earnings    Income       Surplus
     -                          ------- -------- ------------- -----------
                                              ($US millions)
     Balance, December 31, 2001   $ 5    $2,511      $153        $2,669
     Comprehensive income......    --       155       358           513
                                  ---    ------      ----        ------
     Balance, December 31, 2002   $ 5    $2,666      $511        $3,182
                                  ===    ======      ====        ======
     Comprehensive income......    --       191       282           473
     Dividend to shareholder...    --       (80)       --           (80)
                                  ---    ------      ----        ------
     Balance, December 31, 2003   $ 5    $2,777      $793        $3,575
                                  ===    ======      ====        ======
     Comprehensive income......    --       459        35           494
     Dividend to shareholder...    --      (150)       --          (150)
                                  ---    ------      ----        ------
     Balance, December 31, 2004   $ 5    $3,086      $828        $3,919
                                  ===    ======      ====        ======

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                 For the Years Ended December 31
-                                                                ------------------------------
                                                                   2004       2003       2002
-                                                                 -------    -------   -------
                                                                       ($US millions)
Operating activities:
 Operating cash inflows:
 Premiums....................................................... $   940    $   972    $ 1,018
 Fee income.....................................................   1,369      1,168        981
 Net investment income..........................................   1,154      1,229      1,153
 Other..........................................................       5         11          4
                                                                  -------    -------   -------
   Total operating cash inflows.................................   3,468      3,380      3,156
Operating cash outflows:
 Benefit payments...............................................   1,166      1,495      1,480
 Insurance expenses and taxes...................................   1,656      1,237      1,180
 Dividends paid to policyholders................................     389        373        358
 Change in other assets and other liabilities...................    (130)      (288)      (422)
                                                                  -------    -------   -------
   Total operating cash outflows................................   3,081      2,817      2,596
                                                                  -------    -------   -------
   Net cash provided by operating activities....................     387        563        560
Investing activities:
 Fixed-maturity securities sold, matured or repaid..............   9,218     11,223      8,634
 Fixed-maturity securities purchased............................  (9,277)    (9,715)    (9,082)
 Equity securities sold.........................................     209        530         34
 Equity securities purchased....................................    (159)      (166)      (214)
 Mortgage loans advanced........................................    (481)      (564)      (432)
 Mortgage loans repaid..........................................     335        307        186
 Real estate sold...............................................       3         --          1
 Real estate purchased..........................................    (212)      (197)       (60)
 Policy loans advanced, net.....................................    (149)      (163)      (143)
 Short-term investments, net....................................    (170)      (262)       (41)
 Other investments, net.........................................      --         10         (4)
                                                                  -------    -------   -------
   Net cash (used in) provided by investing activities..........    (683)     1,003     (1,121)
Financing activities:
 Deposits and interest credited to policyholder account balances   1,836      1,877      1,778
 Withdrawals from policyholder account balances.................  (1,327)    (1,392)    (1,342)
 Unearned revenue...............................................     120         85        168
 Amounts due (from) to affiliates, net..........................     155     (1,516)       101
 Principal repayment of amounts due to affiliates and parent....      --       (416)      (211)
 Net reinsurance recoverable....................................     172        132        243
 Dividend paid to shareholder...................................    (150)       (80)        --
 Repaid funds...................................................      --         (2)        (2)
                                                                  -------    -------   -------
 Net cash provided by (used in) financing activities............     806     (1,312)       735
 Increase in cash and cash equivalents during the year..........     510        254        174
                                                                  -------    -------   -------
 Cash and cash equivalents at beginning of year.................     972        718        544
                                                                  -------    -------   -------
 Balance, end of year........................................... $ 1,482    $   972    $   718
                                                                  =======    =======   =======

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                                                                                    For the Years Ended December 31
                                                                                    ------------------------------
                                                                                     2004       2003       2002
-                                                                                     -----      -----     -----
                                                                                       ($US millions)
Reconciliation of net income to net cash provided by operating activities:
 Net income........................................................................ $ 459      $ 191      $ 155
 Adjustments to reconcile net income to net cash provided by operating activities
   Net realized (gains) losses.....................................................  (285)      (160)       222
   Net depreciation, amortization of bond premium or discount and other investment
     related items.................................................................     3         55         (5)
   Addition to policyholder liabilities and accruals...............................   517        417        104
   Deferral of acquisition costs...................................................  (901)      (648)      (567)
   Amortization of deferred acquisition costs......................................   358        227         92
   Increase in deferred tax liability, net.........................................   128        143         83
   Interest expense................................................................    22         46         42
   Policyholder dividends..........................................................     4          4         12
   Change in accounting principle..................................................   (48)        --         --
   Change in other assets and other liabilities....................................   130        288        422
                                                                                      -----      -----     -----
 Net cash provided by operating activities......................................... $ 387      $ 563      $ 560
                                                                                      =====      =====     =====

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          December 31, 2004 and 2003

                                ($US millions)

1. Organization and Basis of Presentation

The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

As a result of the merger between MFC and John Hancock Financial Services Inc., ManUSA changed its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005.

ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of individual insurance, reinsurance, individual wealth management and group wealth management related products. These products are marketed primarily in the United States.

2. Significant Accounting Policies

a) Recent Accounting Standards

Financial Accounting Standards Board (FASB) Derivative Implementation Group Statement of Financial Accounting Standards (SFAS) 133 Implementation Issue No. 36 -- "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or only Partially Related to the Creditworthiness of the Issuer of that Instrument" ("DIG B36")

In April 2003, the FASB's Derivative Implementation Group released DIG B36, which addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. The Company's adoption of this guidance effective January 1, 2004 did not have a material impact on the consolidated financial position, results of operations, or cash flows.

Statement of Position 03-1 -- "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1")

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP 03-1 was effective for the Company's consolidated financial statements on January 1, 2004.

These consolidated financial statements reflect the adoption of SOP 03-1 and resulted in the following adjustments:

                                                              As at January 1, 2004
                                                              ---------------------
Assets
 Increase in deferred acquisition costs......................         $ 14
Liabilities
 Decrease in policyholder liabilities and accruals...........          (62)
 Increase in unearned revenue liability......................            2
 Increase in deferred income tax liabilities.................           26

                                                               Twelve months ended
                                                                December 31, 2004
                                                              ---------------------
Cumulative effect of accounting change recorded in net income         $ 48

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

2. Significant Accounting Policies -- (continued)


SFAS No. 123 (revised 2004) -- Share Based Payment

In December 2004, FASB issued SFAS No. 123 (revised 2004), "Share Based Payment" (SFAS 123(R)), which is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123(R) supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and amends SFAS No. 95, "Statement of Cash Flows". Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the statements of income based on their fair values. Pro forma disclosure is no longer an alternative.

The Company adopted the fair-value based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". The Company uses the Black-Scholes option-pricing model to estimate the value of stock options of its parent granted to its employees and expects to continue to use this model upon anticipated adoption of SFAS No. 123(R), on July 1, 2005.

Because SFAS No. 123(R) must be applied not only to new awards but to previously granted awards that are not fully vested on the effective date, and because the Company adopted SFAS No. 123 using the prospective transition method (which applied only to awards granted, modified or settled after the adoption date), compensation cost for some previously granted awards that were not recognized under SFAS No. 123 will be recognized under SFAS No. 123(R). However, had the Company adopted SFAS No. 123(R) in prior periods, the impact of that standard would have been immaterial to the financial statements.

FASB Staff Position 106-2-- Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003

In May 2004, the FASB issued FASB Staff Position 106-2-- "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003" (FSP 106-2). In accordance with FSP 106-2, the Company recorded a $1 decrease in net periodic post-retirement benefit costs for the period January to December, 2004.

On December 8, 2003, President George W. Bush signed into law the bill referenced above, which expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 (the Act) provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits at the Company. The first group, those who retired prior to January 1, 1992, receives a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet the criteria for qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre-1992 retirees will be lower as a result of the new Medicare provisions and has reflected that reduction in the other post-retirement benefit plan liability. With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of the total cost. Since final authoritative accounting guidance has not yet been issued on determining whether a benefit meets the actuarial criteria for qualifying drug coverage, the Company has deferred recognition as permitted by FSP 106-2 for this group. The final accounting guidance could require changes to previously reported information.

FASB Interpretation 46 (revised December 2003)-- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No.51", ("FIN 46R") which clarifies the consolidation accounting guidance of Accounting Research Bulletin No.51, "Consolidated Financial Statements," ("ARB 51") to certain entities for which controlling financial interest are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities ("VIEs").

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

2. Significant Accounting Policies -- (continued)


Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires the primary beneficiary of a VIE to consolidate the VIE. FIN46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated.

In the event additional liabilities are recognized as a result of consolidating any VIEs with which the Company is involved, these additional liabilities would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized as a result of consolidating VIEs. Conversely, in the event additional assets recognized as a result of consolidating VIEs, these additional assets would not represent additional funds which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

This interpretation was effective in 2003 for VIEs created after January 31, 2003 and on January 1, 2004 for all other VIEs. The Company has determined that no VIEs are required to be consolidated under the new guidance.

b) Investments

The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. In evaluating whether a decline in fair value is other than temporary, the Company considers various factors, including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer and whether the debtor is current on contractually obligated interest and principal payments.

Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the consolidated statements of income.

Policy loans are reported at aggregate unpaid balances, which approximates fair value.

Short-term investments, which include investments with maturities of less than one year and greater than ninety days at the date of acquisition, are reported at amortized cost which approximates fair value.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

2. Significant Accounting Policies -- (continued)


c) Derivatives

All derivative instruments are reported on the Consolidated Balance Sheets at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings.

For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Changes in the fair value of derivatives are recorded in income, and changes in the fair value of hedged items are recorded in income to the extent the hedge is effective. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net gains of $17 after tax, included in other comprehensive income as at December 31, 2004, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

d) Cash Equivalents

The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

e) Deferred Acquisition Costs ("DAC")

Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. DAC associated with all other insurance and reinsurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future gross profits and any unrecoverable portion is immediately expensed.

f) Policyholder Liabilities and Accruals

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized gains associated with the underlying assets.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

2. Significant Accounting Policies -- (continued)


For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.8%. As of December 31, 2004, participating insurance expressed as a percentage of gross actuarial reserves and account value was 46.5%.

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of The Manufacturers Life Insurance Company ("MLI"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As of December 31, 2004, $9,527 (2003 - $9,315) of policyholder liabilities and accruals related to the participating policyholders' account were included in the closed block.

ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as of December 31, 2004.

g) Separate Accounts

Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying consolidated financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

h) Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

2. Significant Accounting Policies -- (continued)


i) Policyholder Benefits and Claims

Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

j) Reinsurance

The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

The amount recoverable from reinsurers and pertaining to policyholder liabilities is presented as a separate asset on the consolidated balance sheets. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

k) Stock-Based Compensation

Certain of ManUSA's employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC, the indirect parent of the Company. Effective January 1, 2003, MFC prospectively changed its accounting policy for employee stock options from the intrinsic value method to the fair value method for awards granted on or after January 1, 2002. As a result, the fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of ManUSA.

l) Income Taxes

Income taxes have been provided for in accordance with SFAS No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

ManUSA joins its indirect parent, Manulife Holdings (Delaware) LLC. and its subsidiaries, with the exception of The Manufacturers Life Insurance Company of New York ("MNY"), in filing a U.S. consolidated income tax return. MNY files a separate federal income tax return.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to other liabilities. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

2. Significant Accounting Policies -- (continued)


m) Foreign Exchange Translation

The consolidated balance sheets of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the consolidated balance sheet date. The consolidated statements of income of the Company's foreign operations are translated into U.S. dollars using average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

n) Comparative Figures

Certain of the prior year's figures have been reclassified to conform to the current year's presentation.

o) Use of Estimates

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The Company made adjustments to the amortized costs of its fixed-maturities and equity securities by recognizing $8 (2003 --$53; 2002 -- $177) in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. In 2002, three items led to a combined net positive income effect from DAC and unearned revenue liability unlocking of $139. The latter changes included positive impacts from an extension of the DAC amortization period on its participating line of business, and improved mortality assumptions on its participating and universal life businesses, and a negative impact from equity market performance below historical assumptions on its variable annuity business.

3. Investments and Investment Income

a) Fixed-Maturity and Equity Securities

At December 31, 2004, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                 Gross       Gross
                                  Amortized    Unrealized Unrealized       Fair
                                     Cost        Gains      Losses         Value
                                -------------- ---------  ----------  ---------------
As of December 31                2004    2003  2004  2003 2004  2003   2004    2003
-----------------               ------- ------ ----  ---- ----  ----  ------- -------
Fixed-maturity securities:
U.S. government................ $ 3,308 $2,536 $111  $ 64 $ (8) $(18) $ 3,411 $ 2,582
Foreign governments............   1,063  1,108  203   202   --    (3)   1,266   1,307
Corporate......................   5,882  5,933  494   589  (14)  (23)   6,362   6,499
Asset-backed...................     143    250    7    18   (1)   (3)     149     265
                                ------- ------ ----  ---- ----  ----  ------- -------
Total fixed-maturity securities $10,396 $9,827 $815  $873 $(23) $(47) $11,188 $10,653
                                ======= ====== ====  ==== ====  ====  ======= =======
Equity securities.............. $   382 $  401 $ 91  $ 83 $ (7) $ (9) $   466 $   475
                                ======= ====== ====  ==== ====  ====  ======= =======

Proceeds from sales of fixed-maturity securities during 2004 were $8,860 (2003 -- $10,986; 2002 -- $8,481). Gross gains and losses of $252 and $123 respectively, were realized on those sales (2003 -- $251 and $122 respectively; 2002 -- $218 and $154 respectively). In addition during 2004, other-than-temporary impairments of nil (2003 -- $10; 2002 -- $109) were recognized in income.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

3. Investments and Investment Income -- (continued)


Proceeds from the sale of equity securities during 2004 were $209 (2003 -- $530; 2002 -- $34). Gross gains and losses of $35 and $28 respectively, were realized on those sales (2003 -- $181 and $147 respectively; 2002 -- $48 and $84 respectively). In addition during 2004, other-than-temporary impairments of $10 (2003 -- $51; 2002 -- $135) were recognized in income.

The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

At December 31, 2004, there were 114 (2003 -- 323) fixed-income securities that have a gross unrealized loss of $23 (2003 -- $47) of which the single largest unrealized loss was $2 (2003 -- $7). The Company anticipates that these fixed income securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these fixed-income securities until they recover or mature.

At December 31, 2004, there were 69 (2003 -- 78) equity securities that have a gross unrealized loss of $7 (2003 -- $9) of which the single largest unrealized loss was $2 (2003 -- $2). The Company anticipates that these equity securities will recover in value.

The contractual maturities of fixed-maturity securities at December 31, 2004 are shown below:

                                                                 Amortized  Fair
As of December 31, 2004                                            cost     Value
-----------------------                                          --------- -------
Fixed-maturity securities, excluding mortgage-backed securities:
One year or less................................................  $   335  $   347
Greater than 1; up to 5 years...................................    1,639    1,686
Greater than 5; up to 10 years..................................    2,868    3,023
Due after 10 years..............................................    5,411    5,983
Asset - backed securities.......................................      143      149
                                                                  -------  -------
   Total fixed-maturity securities..............................  $10,396  $11,188
                                                                  =======  =======

Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

b) Mortgage Loans

Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related allowances for mortgage loan losses were as follows:

                       As of December 31      2004  2003
                       -----------------      ----  ----
                       Impaired loans........ $ 83  $90
                                              ====  ===
                       Allowance, January 1.. $ 31  $36
                       Deductions............  (23)  (5)
                                              ----  ---
                       Allowance, December 31 $  8  $31
                                              ====  ===

All impaired mortgage loans have been provided for and no interest is accrued on impaired loans.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

3. Investments and Investment Income -- (continued)


c) Investment Income

Income by type of investment was as follows:

                                         For the Years Ended December 31
                                         ------------------------------
                                          2004       2003       2002
                                          ------     ------     ------
               Fixed-maturity securities $  692     $  737     $  729
               Equity securities........     16         12         11
               Mortgage loans...........    155        149        139
               Investment real estate...     86         86         88
               Other investments........    230        228        228
                                          ------     ------     ------
               Gross investment income..  1,179      1,212      1,195
               Investment expenses......    (31)       (38)       (38)
                                          ------     ------     ------
               Net investment income.... $1,148     $1,174     $1,157
                                          ======     ======     ======

d) Significant Equity Interests

ManUSA holds a 27.7% indirect interest in Flex Leasing I, LLC ("Flex I") which is accounted for using the equity method whereby ManUSA recognizes its proportionate share of the investee's net income or loss. In 2003, ManUSA sold its 19.6% direct interest in Flex II, LLC, which also had been accounted for using the equity method, for a realized gain of $1.

As of December 31, 2004, the total assets for Flex I were $290 (2003 -- $296 for Flex I; 2002 -- $306 for Flex I and $87 for Flex II), with total liabilities amounting to $230 (2003 -- $237 for Flex I; 2002 -- $248 for Flex I and $77 for Flex II). For the year ended December 31, 2004, total net loss amounted to $3 (2003 -- $5 for Flex I; 2002 -- $3 for Flex I and $4 for Flex
II).

e) Securities Lending

The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is lodged by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The collateral is reported in cash and other liabilities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As of December 31, 2004, the Company has loaned securities (which are included in invested assets) with a carrying value and market value of approximately $2,579 and $2,645 respectively (2003 -- $667 and $642 respectively).

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

4. Comprehensive Income


a) Total comprehensive income was as follows:

                                                                                For the Years Ended December 31
                                                                                -------------------------------
                                                                                2004       2003      2002
                                                                                ----       ----      ----
Net income..................................................................... $459       $191      $155
Other comprehensive income, net of DAC, deferred income taxes and other amounts required to satisfy policyholder liabilities:
 Unrealized holding gains arising during the year..............................  118        209       269
 Minimum pension asset (liability).............................................   (1)        24       (25)
 Foreign currency translation..................................................   57        131        44
 Less:
 Reclassification adjustment for realized gains (losses) included in net income  139         82       (70)
                                                                                  ----       ----      ----
Other comprehensive income.....................................................   35        282       358
                                                                                  ----       ----      ----
Comprehensive income........................................................... $494       $473      $513
                                                                                  ====       ====      ====

Other comprehensive income is reported net of tax (benefit) expense of $(11), $81, and $169 for 2004, 2003 and 2002, respectively.

b) Accumulated other comprehensive income is comprised of the following:

               As of December 31                      2004  2003
               -----------------                      ----  ----
               Unrealized gains :
                Beginning balance.................... $640  $512
                Current period change................  (21)  128
                                                      ----  ----
                Ending balance....................... $619  $640
                                                      ----  ----
               Minimum pension liability:
                Beginning balance.................... $ (3) $(28)
                Current period change................   (1)   25
                                                      ----  ----
                Ending balance....................... $ (4) $ (3)
                                                      ----  ----
               Foreign currency:
                Beginning balance.................... $156  $ 27
                Current period change................   57   129
                                                      ----  ----
                Ending balance....................... $213  $156
                                                      ----  ----
               Accumulated other comprehensive income $828  $793
                                                      ====  ====

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

4. Comprehensive Income -- (continued)


c) Unrealized Gains on Securities Available-for-Sale

Net unrealized gains on fixed-maturity and equity securities included in other comprehensive income were as follows:

As at December 31                                                   2004    2003
-----------------                                                  ------  ------
Gross unrealized gains............................................ $1,355  $1,385
Gross unrealized losses...........................................    (56)    (56)
DAC and other amounts required to satisfy policyholder liabilities   (349)   (345)
Deferred income taxes.............................................   (331)   (344)
                                                                   ------  ------
Net unrealized gains on securities available-for-sale............. $  619  $  640
                                                                   ======  ======

5. Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

The components of the change in DAC/DSI were as follows:

                                                                For the Years Ended
                                                                  December 31
                                                                ------------------
                                                                 2004      2003
                                                                 ------    ------
Balance, January 1............................................. $3,154    $2,731
Capitalization.................................................    847       651
Amortization...................................................   (358)     (227)
Change in accounting principle (Note 2 a)......................     14        --
Effect of net unrealized gains on securities available-for-sale     19        (1)
                                                                 ------    ------
Balance, December 31........................................... $3,676    $3,154
                                                                 ======    ======

6. Income Taxes

The components of income tax expense were as follows:

                                             For the Years Ended
                                               December 31
                                             ------------------
                                             2004  2003   2002
                                             ----  ----   ----
                   Current expense (benefit) $ 40  $(66)  $(52)
                   Deferred expense.........  128   143     83
                                             ----  ----   ----
                   Total expense............ $168  $ 77   $ 31
                                             ====  ====   ====

Income before federal income taxes differs from taxable income principally due to tax-exempt investment income; dividends received tax deductions, differences in the treatment of deferred acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

6. Income Taxes -- (continued)


Deferred income tax assets (liabilities), result from tax affecting the differences between financial statement values and tax values of assets and liabilities at each consolidated balance sheet date. The Company's deferred income tax assets (liabilities) were as follows:

                                                         For the Years Ended
                                                           December 31
                                                         ------------------
                                                          2004      2003
                                                          ------    ------
       Deferred tax assets:
       Differences in computing policy reserves......... $  704    $  598
       Investments......................................     --         1
       Policyholder dividends payable...................     --        11
       Net operating loss...............................     69       178
       Other deferred tax assets........................    113        34
                                                          ------    ------
        Deferred tax assets.............................    886       822
                                                          ------    ------
       Deferred tax liabilities:
       Deferred acquisition costs.......................    735       672
       Unrealized gains on securities available-for-sale    465       472
       Premiums receivable..............................     23        25
       Investments......................................    229        58
       Other deferred tax liabilities...................      3        21
                                                          ------    ------
        Deferred tax liabilities........................  1,455     1,248
                                                          ------    ------
        Net deferred tax liabilities.................... $ (569)   $ (426)
                                                          ======    ======

At December 31, 2004, the Company has operating loss carry forwards of $198 that will begin to expire in 2016, and $4 of tax credits with no expiry limitation. At December 31, 2003 and December 31, 2002, the Company had operating loss carry forwards of $508 and $612, respectively, and $3.4 and $1.4, respectively, of tax credits.

7. Notes Payable to Parent

On December 29, 1997, the Company issued two surplus debentures for $240 bearing interest at 7.93% per annum to Manufacturers Investment Corporation ("MIC").

On April 1, 1998, the Company issued two additional surplus debentures for $150 bearing interest at 8.10% per annum to MIC. During 2002, a partial principal repayment of $20 on one of the debentures was made.

On December 31, 2003, with the approval of the Michigan Division of Insurance by letter dated December 23, 2003, the Company repaid the total remaining principal of $370 to MIC plus accrued interest of $12. Total interest paid was $31 and $32 for 2003 and 2002, respectively. No amount was owed to MIC as of December 31, 2004.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

8. Capital and Surplus


Capital stock is comprised of the following:

                                                          2004 2003
                                                          ---- ----
            Authorized:
             50,000,000 Preferred shares, Par value $1.00  --   --
             50,000,000 Common shares, Par value $1.00...  --   --
            Issued and outstanding:
             100,000 Preferred shares....................  --   --
             4,728,934 Common shares..................... $ 5  $ 5

ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

Net income (loss) and net capital and surplus, as determined in accordance with statutory accounting principles for ManUSA and its life insurance subsidiaries were as follows:

                                                         US Statutory Basis
                                                         ------------------
   For the Years Ended December 31                        2004  2003  2002
   -------------------------------                       ------ ---- ------
   The Manufacturers Life Insurance Company (U.S.A.):
    Net income (loss)................................... $  304 $289 $ (396)
    Net capital and surplus.............................  1,165  954  1,078
   The Manufacturers Life Insurance Company of New York:
    Net income (loss)................................... $   21 $  2 $  (26)
    Net capital and surplus.............................     51   52     52

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

As at December 31, 2004, assets in the amount of $6.7 (2003 -- $6.7) were on deposit with government authorities or trustees as required by law.

9. Pension and Other Post-Employment Benefits

a) Employee Retirement Plans

The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan").

Pension benefits are provided to participants of the Plan after three years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service with the Company as of July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

9. Pension and Other Post-Employment Benefits -- (continued)


Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields or 5.25% per annum.

Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

At December 31, 2004, the projected benefit obligation to the participants of the Plan was $78 (2003 -- $76), which was based on an assumed interest rate of 5.75% (2003 -- 6.0%). The fair value of the Plan assets totaled $74 (2003 -- $71).

The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan" (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

Benefits under the Supplemental Plan are provided to participants who terminate after three years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

Cash balance contribution credits for the Supplemental Plan vary with service, and interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields or 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he/she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

At December 31, 2004, the projected benefit obligation to the participants of the Supplemental Plan was $28 (2003 -- $26), which was based on an assumed interest rate of 5.75% (2003 -- 6.0%).

b) 401(k) Plan

The Company sponsors a defined contribution 401(k) savings plan, which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $2 in 2004 (2003 -- $2).

c) Post-retirement Benefit Plan

In addition to the retirement plans, the Company sponsors a post-retirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age
65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

9. Pension and Other Post-Employment Benefits -- (continued)


The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2004, the benefit obligation of the postretirement benefit plan was $30 (2003 -- $29), which was based on an assumed interest rate of 5.75% (2003 -- 6.0%). This plan is unfunded. Post-retirement benefit plan expenses for 2004 were $3 (2003 -- $2).

d) Financial Information regarding the Employee Retirement Plans and the Post-retirement Benefit Plan

Pension plans based in the United States require annual valuations, with the most recent valuations performed as at January 1, 2004.

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the December 31 year-ends is as follows:

                                                                               Post-
                                                                Employee    retirement
                                                               Retirement     Benefit
                                                                  Plans        Plan
                                                              ------------  ----------
As of December 31                                              2004   2003  2004  2003
-----------------                                             -----  -----  ----  ----
Change in benefit obligation
Benefit obligation at beginning of year...................... $(102) $ (90) $(29) $(23)
Service cost.................................................    (5)    (5)   (1)   (1)
Interest cost................................................    (6)    (6)   (2)   (2)
Actuarial loss...............................................    --     (8)   (1)   (4)
Impact of Medicare...........................................   N/A    N/A     1    --
Benefits paid................................................     7      7     2     1
                                                              -----  -----  ----  ----
Benefit obligation at end of year............................ $(106) $(102) $(30) $(29)
                                                              -----  -----  ----  ----
Change in plan assets
Fair value of plan assets at beginning of year............... $  71  $  60  $ --  $ --
Actual return on plan assets.................................     9     16    --    --
Employer contribution........................................     1      2     1     1
Benefits paid................................................    (7)    (7)   (1)   (1)
                                                              -----  -----  ----  ----
Fair value of plan assets at end of year..................... $  74  $  71  $ --  $ --
                                                              -----  -----  ----  ----
Funded status................................................ $ (32) $ (31) $(30) $(29)
Unrecognized transition asset................................    --     (1)   --    --
Unrecognized actuarial loss (gain)...........................    45     50    (6)   (6)
Unrecognized prior service cost..............................     3      3    --    --
                                                              -----  -----  ----  ----
Net amount recognized........................................ $  16  $  21  $(36) $(35)
                                                              -----  -----  ----  ----
Amounts recognized in consolidated balance sheets consist of:
 Prepaid benefit cost........................................ $  36  $  39  $ --  $ --
 Accrued benefit liability...................................   (26)   (24)  (37)  (35)
 Intangible asset............................................     1      1    --    --
 Accumulated other comprehensive income......................     6      5    --    --
                                                              -----  -----  ----  ----
Net amount recognized........................................ $  17  $  21  $(37) $(35)
                                                              =====  =====  ====  ====

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

9. Pension and Other Post-Employment Benefits -- (continued)


                                             Employee   Post-retirement
                                            Retirement    Benefit
                                               Plans       Plan
                                            ----------  --------------
             As of December 31              2004  2003  2004    2003
             -----------------              ----  ----  ----    ----
             Weighted average assumptions
             Discount rate................. 5.75% 6.00% 5.75%   6.00%
             Expected return on plan assets 8.25% 8.25%  N/A     N/A
             Rate of compensation increase. 4.00% 5.00% 4.00%   5.00%
             Cost-of-living increase....... 3.00% 3.00%  N/A     N/A

On December 31, 2004, the accrued post-retirement benefit plan obligation was $30. The post-retirement benefit obligation for eligible active employees was $5. The amount of the post-retirement benefit obligation for ineligible active employees was $11. For measurement purposes as of December 31, 2004, a 10.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2004 for both pre-65 and post-65 coverages. This rate was assumed to decrease gradually to 5% in 2016 and will remain at that level thereafter.

                                                           Employee   Post-retirement
                                                           Retirement  Benefit
                                                             Plans      Plan
                                                           --------   --------------
  As of December 31                                        2004  2003 2004    2003
  -----------------                                        ----  ---- ----    ----
  Components of net periodic benefit cost for plan sponsor
  Service cost............................................ $ 5   $ 5  $ 1     $ 1
  Interest cost...........................................   6     6    2       2
  Expected return on plan assets..........................  (6)   (7)  --      --
  Amortization of net transition obligation...............  (1)   (3)  --      --
  Recognized actuarial loss (gain)........................   3     2   --      (1)
                                                           ---   ---  ---     ---
  Net Periodic Benefit Cost............................... $ 7   $ 3  $ 3     $ 2
                                                           ===   ===  ===     ===

For the pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, the accumulated benefit obligation, and the fair value of plan assets were $28, $26, and nil respectively as of December 31, 2004 and $26, $24, and nil respectively as of December 31, 2003.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2004 reported expenses:

                                                        One-Percentage- One-Percentage-Point
                                                        Point Increase        Decrease
                                                        --------------- --------------------
Effect on total of service and interest cost components       $1                $(1)
Effect on post-retirement benefit obligation...........       $5                $(4)

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

9. Pension and Other Post-Employment Benefits -- (continued)


No contributions are anticipated during the next 5 years and the expected benefit payments for the next 5 years are as follows:

                                 Expected Pension &
                               Other Benefit Payments
                               ----------------------
                          2005           $8
                          2006           $8
                          2007           $8
                          2008           $9
                          2009           $9


e) Plan Assets

The weighted average assets for the Company's U.S. Cash Balance Plan at December 31, 2004, and December 31, 2003, by asset category are as follows:

                                            Plan Assets
                                            ----------
                          As of December 31 2004  2003
                          ----------------- ----  ----
                          Equity securities  63%   66%
                          Debt securities..  33%   29%
                          Real estate......   4%    5%
                          Other............   0%    0%
                                            ---   ---
                          Total............ 100%  100%
                                            ===   ===

The primary objective is to maximize the long-term investment return while maintaining an acceptable variability of pension expense without undue risk of loss or impairment. The range of target allocation percentages include a 40% to 80% range for equity securities with a target allocation of 67% and a range of 20% to 60% for debt securities with a target allocation of 33%. In addition, while there is no set target allocation, real estate is also included as an investment vehicle. To the extent an asset class exceeds its maximum allocation, the Company shall determine appropriate steps, as it deems necessary, to rebalance the asset class. To the extent that any portion of the assets is managed by one or more fund managers, each manager will employ security selection and asset mix strategies to try to add value to the returns that would otherwise be earned by the alternative of passively managing the fund assets.

Overall Guidelines

  . No more than 5% of the market value of the total assets can be invested in any one company's securities.

  . No more than 5% of a corporation's outstanding issues in a given security class may be purchased.

  . No more than 25% of the market value of the portfolio can be invested in one industry sector unless authorized by the U.S. Retirement Committee (managers may employ any acceptable industry classification approach). This restriction does not apply to investments made in U.S. Government securities.

  . Futures, covered options or any other derivative investments may be used for hedging or defensive purposes only. Use of these investments to leverage the portfolio is prohibited.

  . Investments in securities of the investment manager, custodian or any other security which would be considered a non-exempt prohibited transaction or a self-dealing transaction under the employee Retirement Income Security Act are prohibited.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

9. Pension and Other Post-Employment Benefits -- (continued)


  . Each fund manager will maintain a fully invested (5% or less in cash equivalents) portfolio according to the mandate mutually agreed to by the fund manager and the U.S. Retirement Committee. Any exceptions to this must be agreed to in writing by the U.S. Retirement Committee.

10. Stock based compensation

There are no stock based compensation plans involving stock of ManUSA. However, employees of ManUSA participate in the Executive Stock Option Plan of MFC (the "ESOP"). Under this plan, stock options are periodically granted to selected individuals. The stock options provide the holder with the right to purchase common shares at an exchange price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 36,800,000 MFC common shares have been reserved for issuances under the ESOP.

Details of outstanding options relating to the employees of ManUSA are as follows:

                                        For the Years Ended December 31
                                   -----------------------------------------
                                           2004                 2003
                                   -------------------- --------------------
                                               Weighted             Weighted
                                               average              average
                                    Number of  exercise  Number of  exercise
                                     options    price     options    price
                                   (thousands)  (Cdn.)  (thousands)  (Cdn.)
                                   ----------- -------- ----------- --------
    Outstanding, January 1........    2,235     $38.82     2,110     $40.37
    Granted.......................      378      48.53       275      36.38
    Exercised.....................      (95)     38.79        (7)     39.02
    Forfeited/Cancelled...........      (13)     43.13      (143)     41.27
                                      -----     ------     -----     ------
    Outstanding, December 31......    2,505     $40.26     2,235     $38.82
                                      -----     ------     -----     ------
    Exercisable, as of December 31    1,595     $40.04     1,264     $38.86
                                      =====     ======     =====     ======

The exercise price of stock options outstanding range from Cdn. $14.17 to Cdn. $55.4 and have a weighted average contractual remaining life of 5.1 years.

The weighted average fair value of each option granted by MFC in 2004 has been estimated at Cdn. $11.33 (2003 -- Cdn. $10.75) using the Black-Scholes option-pricing model. The pricing model uses the following weighted average assumptions: risk-free interest rate of 3.7% (2003 -- 4.8%), dividend yield of 1.8% (2003 -- 1.8%), expected volatility of 22.5% (2003 --25%) and expected life of six years (2003 -- seven years).

Effective January 1, 2003, MFC changed its accounting policy on a prospective basis for stock options granted to employees on or after January 1, 2002, from the intrinsic value method to the fair value method. As a result, the Company recorded in its accounts an additional compensation expense of $1 for the year ended December 31, 2003.

In 2000, MFC also granted deferred share units (the "DSUs") to certain employees in the ESOP. The DSUs vest over a four-year period and each unit entitles the holder to receive one common share of MFC on retirement or termination of employment. The DSUs attract dividends in the form of additional DSUs at the same rate as dividends on the common shares of MFC. No DSUs were granted during 2004 and 2003. The number of DSUs outstanding was 173,237 as at December 31, 2004 (2003 -- 170,209). ManUSA recorded compensation expense of $2 related to DSUs granted by MFC to its employees (2003 -- $1; 2002 -- $1).

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

10. Stock based compensation -- (continued)


Effective January 1, 2001, MFC established the Global Share Ownership Plan (the "GSOP") in which ManUSA employees can participate. Under this plan, qualifying employees of ManUSA can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match 50% of the employee's eligible contributions. The MFC contributions vest immediately. All contributions will be used by the plan's trustee to purchase common shares in the open market. Amounts matched by MFC in respect of ManUSA employees are charged and expensed to ManUSA via the service agreement between ManUSA and MFC.

The Company also has deferred compensation incentive plans open to all branch managers and qualified agents.

During the first quarter of 2003, MFC established a new Restricted Share Unit ("RSU") plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares at the time the RSUs vest. RSUs vest and are paid out in 34 months and the related compensation expense is recognized over the period based on changes in the fair value of MFC's stock. At December 31, 2004 there were 252,149 RSU's outstanding for eligible employees (2003 -- 222,269). The Company recorded a compensation expense related to RSUs of $3 for the year ended December 31, 2004 (2003 -- $1).

11. Derivative Financial Instruments

The Company uses a variety of derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments and future commitments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with individual assets and liabilities. These interest rate exchange agreements consist primarily of interest rate swap agreements and interest rate floors and are regarded as fair value hedges.

The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

These instruments are designated and effective as hedges, as there is a high correlation between changes in market value or cash flow of the derivative and the underlying hedged item at inception and over the life of the hedge.

The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obliges the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e. the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

11. Derivative Financial Instruments -- (continued)


Outstanding derivative instruments were as follows:

                                            Notional or Contract
                                               Amounts           Carrying Value Fair Value
                                            -------------------- -------------  ----------
As of December 31                            2004       2003     2004    2003   2004  2003
-----------------                             ------    ------   ----    ----   ----  ----
Interest rate and currency swaps and floors $1,491     $  830    $(41)   $(34)  $(41) $(34)
Interest rate option written...............     12         12      (1)     (1)    (1)   (1)
Equity contracts...........................      3          9      --      --     --    --
Currency forwards..........................    356        276      25      25     25    25
                                              ------    ------    ----   ----   ----  ----
Total derivatives.......................... $1,862     $1,127    $(17)   $(10)  $(17) $(10)
                                              ======    ======    ====   ====   ====  ====

Fair value of derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the consolidated balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

12. Fair Value of Financial Instruments

Thecarrying values and the estimated fair values of the Company's financial instruments at December 31 were as follows:

                                           Carrying Value    Fair Value
                                           --------------- ---------------
     As of December 31                      2004    2003    2004    2003
     -----------------                     ------- ------- ------- -------
     Assets:
      Fixed-maturity and equity securities $11,654 $11,128 $11,654 $11,128
      Mortgage loans......................   2,367   2,187   2,516   2,419
      Policy loans........................   2,681   2,532   2,681   2,532
      Short-term investments..............     436     564     436     564
     Liabilities:
      Insurance investment contracts......   2,337   2,365   2,309   2,333
      Derivative financial instruments....      17      10      17      10

The following methods and assumptions were used to estimate the fair values of the above financial instruments:

Fixed-maturity and equity securities: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed-maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

Mortgage loans: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans: Carrying values approximate fair values.

Insurance investment contracts: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

12. Fair Value of Financial Instruments -- (continued)


Derivative financial instruments: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

Separate account assets and liabilities: The carrying values in the consolidated balance sheets for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

13. Related Party Transactions

The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $281 in 2004 (2003 -- $254; 2002 -- $277).

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRL), a sister company to reinsure a block of variable annuity business. The contract reinsures all risks, however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $169 in 2004 (2003 -- $123; 2002 -- $168), which is classified as unearned revenue and reported in other liabilities. The amount is being amortized to income as payments are made to MRL. The balance of this unearned revenue as of December 31, 2004 was $374.

On September 23, 1997, the Company entered into a reinsurance agreement with MRL to reinsure a closed block of participating life insurance business. On December 31, 2003, the Company recaptured the reinsurance agreement. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. As a result of the early termination of the treaty, the company paid MRL a termination fee of $21, which was reported as a reduction of other revenue in 2003.

On December 31, 2003, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurers Bermuda Limited (MRBL), to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRBL under the terms of the agreement. Included in amounts due from affiliates is $2,371 (2003 -- $2,223) representing the receivable from MRBL for the transferred assets, which are accounted for in a similar manner as invested assets available-for-sale.

Pursuant to a promissory note, issued pursuant to a Credit Agreement of the same date, the Company received a loan of $250 (Cdn. $375) from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The principal outstanding is $74 (Cdn. $96) both on December 31, 2004 and 2003. The maturity date with respect to any borrowing is 365 days following the date of the advance of a loan, however, the loan is normally renegotiated at each year-end. Interest is calculated at a fluctuating rate equivalent to a 3-month LIBOR plus 39 basis points in 2003 (32 basis points in 2002) and is payable quarterly. On December 30, 2002, the Company repaid $177 (Cdn. $279) of the principal balance outstanding. By an agreement dated August 9, 2004 effected on September 2, 2004, the Cdn $96 of the principal outstanding was converted to U.S. $74.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

13. Related Party Transactions -- (continued)


On December 29, 2001, ManUSA entered into a one-year agreement with MLI to swap Cdn. $375 at a three-month Banker's Acceptance note plus 31.34 basis points for U.S. $240 at 3-month LIBOR plus 32.5 basis points. There was no gain or loss on the maturity of the swap. On December 29, 2002, ManUSA entered into a one-year agreement with MLI to swap Cdn. $96 at a three-month Banker's Acceptance note plus 32 basis points for U.S. $61 at a three-month LIBOR plus 25 basis points. There was no gain or loss on the maturity of the swap. Effective December 28, 2003, the Company entered into a one-year agreement with MLI to swap Cdn. $96 at a three-month Banker's Acceptance note plus 39 basis points for U.S. $71 at a three-month LIBOR plus 25 basis points. The Company terminated this swap agreement on the same day the loan with MHHL was converted to U.S. dollars.

Pursuant to a promissory note issued by the Company, the Company borrowed $4 from MHHL. The maturity date with respect to any borrowing is 365 days after the date of the advance of a loan. Interest on the loan is calculated at a fluctuating rate equal to a 3-month LIBOR plus 25 basis points and is payable quarterly starting March 28, 2001. The rate was 2.8% at December 31, 2004.

Pursuant to a promissory note dated May 7, 1999, ENNAL Inc., a wholly owned non-life subsidiary of the Company, loaned $83 (Cdn. $125) to MLI. Interest is calculated at a rate of 5.6% per annum and is payable annually on December 15. The principal balance was collected on December 15, 2003, resulting in a foreign exchange gain of $10, which was recorded as a realized investment gain.

As at December 31, 2004, the Company had one (2003 -- two) inter-company loan to MRL with a carrying value of $18 (2003 -- $19). The loan matures on May 11, 2006 and bears interest at a 3-month LIBOR plus 60 basis points. The rate at December 31, 2004 was 3.09%.

The Company has a liquidity pool in which affiliates can invest their excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective May 28, 2004. The maximum aggregate amount that the Company can accept in the liquidity pool is $600. By acting as the group's banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid ("LIBID").

The following table exhibits the affiliates and their participation in the Company's liquidity pool:

             Affiliate                                   2004 2003
             ---------                                   ---- ----
             Manulife Investment Corporation ("MIC").... $ 51 $ 34
             Manulife Reinsurance Ltd ("MRL")...........   65   71
             Manulife Reinsurance (Bermuda) Ltd ("MRBL")   67   50
             MRBL Reinsurance Trust.....................  155   58
             Manulife Hungary Holdings KFT ("MHHL").....    4   --
                                                         ---- ----
             Total...................................... $342 $213
                                                         ==== ====

The amounts are included in due to affiliates.

14. Reinsurance

In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

14. Reinsurance -- (continued)


Reinsurance premiums were included in premium revenue as follows:

             For the Years Ended December 31  2004   2003    2002
             ------------------------------- -----  ------  ------
                   Direct premiums.......... $ 900  $1,011  $1,011
                   Reinsurance assumed......   335     309     323
                   Reinsurance ceded........  (292)   (365)   (332)
                                             -----  ------  ------
                   Total premiums........... $ 943  $  955  $1,002
                                             =====  ======  ======

Reinsurance recoveries on ceded reinsurance contracts were $281, $309 and $311 during 2004, 2003 and 2002, respectively.

15. Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below. The company also has an immaterial amount of variable life insurance contracts in force, which will not be discussed further.

During 2004 and 2003, there were losses on transfers of assets from the general account to the separate accounts of $1. The assets supporting the variable portion of the variable annuity contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Consolidated Statements of Income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Consolidated Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Business issued after December 31, 2002 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship.

Variable annuity policyholders can also elect guarantees that provide either a minimum benefit payable in the event of death or annuitization or a minimum partial withdrawal amount during the accumulation period.

Reinsurance has been utilized to mitigate risk related to guaranteed minimum death benefits and guaranteed minimum income benefits.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

15. Certain Separate Accounts -- (continued)


At December 31, 2004 and December 31, 2003, the Company had the following variable contracts with guarantees:

         As at December 31                                  2004      2003
                       -----------------                  -------   -------
         Return of net deposits
          Account value.................................  $ 4,093   $ 2,004
          Net amount at risk -- gross...................  $    11   $    15
          Net amount at risk -- net.....................  $     2   $    10
         Return of net deposits plus a minimum return
          Account value.................................  $   896   $   838
          Net amount at risk -- gross...................  $   178   $   201
          Net amount at risk -- net.....................  $     1   $     1
          Guaranteed minimum return rate................        5%        5%
         Highest anniversary account value minus withdrawals post-anniversary
          Account value.................................. $22,637   $18,690
          Net amount at risk -- gross.................... $ 2,275   $ 3,039
          Net amount at risk -- net...................... $    90   $   262
         Guaranteed Minimum Income Benefit
          Account value.................................. $11,420   $ 9,252
          Net amount at risk -- gross.................... $ 1,277   $ 1,348
          Net amount at risk -- net...................... $    21   $    18
         Guaranteed Minimum Withdrawal Benefit
          Account value.................................. $ 3,187   $     9
          Net amount at risk -- gross....................      --        --
          Net amount at risk -- net......................      --        --

(Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the consolidated balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. The table above shows the net amount at risk both gross and net of reinsurance.

For purposes of modeling risk, account balances of variable contracts with guarantees have been allocated to Separate Account mutual funds with the following characteristics (in units of $1 billion), as of December 31, 2004 and December 31, 2003, respectively:

                                                                 December 31, December 31,
Asset Class          Index                                           2004         2003
-----------          -----                                       ------------ ------------
Large Cap Equity     S&P 500                                         9.65         7.22
High Quality Bond    Ibbottson US Intermediate Term Gov't Bond       1.93         4.62
High Yield Bond      Ibbottson Domestic High Yield Bond              0.72         0.66
Balanced             60% Large Cap Equity, 40% High Quality Bond     8.58         4.44
Small Cap Equity     Ibbottson US Small Cap Stock                    4.02         3.50
International Equity MSCI EAFE                                       1.18         0.85
Global Equity        MSCI World                                      0.38         0.35
Real Estate          NAREIT                                          0.35         0.24

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

15. Certain Separate Accounts -- (continued)


The reserves roll forward for the separate accounts as at December 31, 2004 is shown below (in units of millions):

                                                              Guaranteed
                                  Guaranteed     Guaranteed    Minimum
                                    Minimum       Minimum     Withdrawal
                                 Death Benefit Income Benefit  Benefit
                                    (GMDB)         (GMIB)       (GMWB)   Totals
                                 ------------- -------------- ---------- ------
Balance at January 1, 2004......     $ 66           $136           --     $202
Incurred Guarantee Benefits.....      (42)            --           --      (42)
Other Reserve Changes...........       48            (15)        $(24)       9
                                     ----           ----         ----     ----
Balance at December 31, 2004....       72            121          (24)     169
Reinsurance Recoverable.........       32            194           --      226
                                     ----           ----         ----     ----
Net Balance at December 31, 2004     $ 40           $(73)        $(24)    $(57)
                                     ====           ====         ====     ====

The gross reserve for both GMDB and GMIB are determined using SOP 03-1 whereas the gross reserve for GMWB is determined according to SFAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the above amounts:

  . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 purposes, risk neutral scenarios have been used.

  . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

  .   Annuity mortality was assumed to be 90% of the Annuity 2000 table.

  . Annuity lapse rates vary by contract type and duration and range from 1 percent to 45 percent.

  .   Partial withdrawal rates are approximately 4% per year.

  . The discount rate is 7.0% in the SOP 03-1 calculations and 4.8% for SFAS 133 calculations.

16. Contingencies and Commitments

The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

On December 31, 2004, the Company had outstanding commitments involving three mortgage applications in the United States for a total $28 to be disbursed in 2005.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The minimum aggregate rental commitments on the ground lease together with other rental office space commitments for the next five years are as follows: $11 for 2005, and $11 for 2006 and thereafter. There were no other material operating leases in existence at the end of 2004.

17. Subsequent Events

On September 14, 2004, the Board of Directors of the Company resolved to discontinue its branch operations in Taiwan and proceed with negotiations to sell the in-force business of its Taiwan branch to an affiliate, Manulife (International) Limited, a life insurance company incorporated in Bermuda. The sale was completed on January 1, 2005 and resulted in assets of $234 and liabilities of $185 being transferred to MLI for a cash consideration of $24.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (comprising of the 500 Index Trust, Aggressive Growth Trust, All Asset Portfolio, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Blue Chip Income & Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Classic Value Trust, Core Equity Trust, Core Value Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Trust, Global Allocation Trust, Global Bond Trust, Global Equity Select Trust, Growth & Income Trust, Health Sciences Trust, High Grade Bond Trust, High Yield Trust, Income & Value Trust, International Equity Index Fund, International Equity Select Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Core Trust, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Natural Resources Trust, Overseas Trust, Pacific Rim Trust, Quantitative All Cap Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Quantitative Value Trust, Real Estate Securities Trust, Real Return Bond Trust, Science & Technology Trust, Select Growth Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Company Trust, Small Company Blend Trust, Small Company Value Trust, Small-Mid Cap Trust, Small-Mid Cap Growth Trust, Special Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Income Trust, Strategic Opportunities Trust, Strategic Value Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Global Leaders Growth Trust, U.S. Government Securities Trust, U.S. Large Cap Trust, Utilities Trust and Value Trust sub-accounts) of The Manufacturers Life Insurance Company (U.S.A.) as of December 31, 2004, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A at December 31, 2004, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

March 18, 2005

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                               December 31, 2004

Assets
Investments at fair value:
 Sub-accounts invested in Manufacturers Investment Trust Portfolio:
   500 Index Trust -- 3,663,951 shares (cost $32,714,480)....................... $38,544,765
   Aggressive Growth Trust -- 596,098 shares (cost $8,142,470)..................   8,649,384
   All Cap Core Trust -- 1,030,417 shares (cost $14,596,896)....................  16,373,327
   All Cap Growth Trust -- 1,062,825 shares (cost $15,011,118)..................  16,314,369
   All Cap Value Trust -- 349,685 shares (cost $4,545,745)......................   5,084,421
   American Blue Chip Income & Growth Trust -- 164,783 shares (cost $2,490,723).   2,784,837
   American Growth Trust -- 491,510 shares (cost $7,649,909)....................   8,493,287
   American Growth-Income Trust -- 410,971 shares (cost $6,461,701).............   6,986,508
   American International Trust -- 433,348 shares (cost $7,425,647).............   8,393,946
   Balanced Trust...............................................................          --
   Blue Chip Growth Trust -- 2,348,297 shares (cost $37,985,142)................  39,592,296
   Capital Appreciation Trust -- 267,748 shares (cost $2,032,190)...............   2,353,509
   Classic Value Trust -- 14,913 shares (cost $196,879).........................     206,397
   Core Equity Trust -- 4,828 shares (cost $61,442).............................      68,707
   Core Value Trust -- 58,715 shares (cost $649,540)............................     697,529
   Diversified Bond Trust -- 1,532,886 shares (cost $16,293,599)................  16,555,166
   Dynamic Growth Trust -- 1,150,425 shares (cost $4,209,171)...................   5,568,057
   Emerging Growth Trust -- 37,312 shares (cost $587,089).......................     614,154
   Emerging Small Company Trust -- 1,996,853 shares (cost $54,766,955)..........  57,409,523
   Equity-Income Trust -- 3,371,315 shares (cost $49,352,992)...................  57,447,214
   Equity Index Trust -- 3,812,457 shares (cost $58,403,641)....................  56,576,862
   Financial Services Trust -- 164,127 shares (cost $1,905,867).................   2,297,778
   Fundamental Value Trust -- 701,637 shares (cost $8,770,834)..................   9,921,146
   Global Trust -- 821,946 shares (cost $9,659,471).............................  12,156,585
   Global Allocation Trust -- 140,944 shares (cost $1,331,639)..................   1,525,012
   Global Bond Trust -- 365,636 shares (cost $5,301,565)........................   5,945,240
   Global Equity Select Trust -- 7,458 shares (cost $87,958)....................     103,290
   Growth & Income Trust -- 2,117,035 shares (cost $54,875,776).................  48,840,004
   Health Sciences Trust -- 290,293 shares (cost $3,984,647)....................   4,482,118
   High Grade Bond Trust -- 52,813 shares (cost $723,413).......................     733,571
   High Yield Trust -- 1,438,042 shares (cost $14,026,528)......................  15,113,826
   Income & Value Trust -- 3,436,826 shares (cost $34,333,803)..................  37,770,719
   International Equity Select Trust -- 30,728 shares (cost $405,357)...........     492,570
   International Index Trust....................................................          --
   International Small Cap Trust -- 546,400 shares (cost $8,061,171)............   9,633,024
   International Stock Trust -- 2,011,515 shares (cost $17,892,400).............  22,347,931
   International Value Trust -- 1,155,292 shares (cost $14,222,842).............  17,098,318
   Investment Quality Bond Trust -- 1,979,674 shares (cost $23,390,406).........  24,567,760
   Large Cap Growth Trust -- 1,916,439 shares (cost $17,835,830)................  19,298,538
   Large Cap Value Trust -- 247,175 shares (cost $4,206,794)....................   4,644,416
   Lifestyle Aggressive 1000 Trust -- 985,237 shares (cost $10,234,067).........  12,404,137
   Lifestyle Balanced 640 Trust -- 2,930,781 shares (cost $34,190,026)..........  40,415,463
   Lifestyle Conservative 280 Trust -- 439,788 shares (cost $5,700,403).........   6,244,993
   Lifestyle Growth 820 Trust -- 4,165,664 shares (cost $48,250,368)............  55,819,902
   Lifestyle Moderate 460 Trust -- 635,867 shares (cost $7,707,121).............   8,774,966
   Mid Cap Core Trust -- 43,074 shares (cost $695,092)..........................     747,762
   Mid Cap Index Trust -- 467,592 shares (cost $6,082,929)......................   7,846,188

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004


Assets (continued)
Investments at fair value:
 Sub-accounts Invested in Manufacturers Investment Trust Portfolio:
   Mid Cap Stock Trust -- 690,470 shares (cost $7,522,761)..................... $    9,756,344
   Mid Cap Value Trust -- 918,673 shares (cost $13,442,172)....................     16,664,733
   Money Market Trust -- 7,852,391 shares (cost $78,523,906)...................     78,523,906
   Natural Resources Trust -- 154,247 shares (cost $3,009,361).................      3,387,254
   Overseas Trust -- 1,016,247 shares (cost $9,794,011)........................     10,833,196
   Pacific Rim Trust -- 1,027,215 shares (cost $8,348,704).....................      9,758,540
   Quantitative All Cap Trust -- 11,977 shares (cost $176,498).................        199,302
   Quantitative Equity Trust...................................................             --
   Quantitative Mid Cap Trust -- 88,903 shares (cost $935,706).................      1,148,626
   Quantitative Value Trust -- 1,058 shares (cost $14,156).....................         15,522
   Real Estate Securities Trust -- 1,692,840 shares (cost $27,175,740).........     45,385,043
   Real Return Bond Trust -- 122,651 shares (cost $1,653,625)..................      1,717,117
   Science & Technology Trust -- 1,859,589 shares (cost $17,298,122)...........     21,441,064
   Select Growth Trust -- 52,776 shares (cost $534,335)........................        561,534
   Small Cap Index Trust -- 508,757 shares (cost $6,146,438)...................      7,616,093
   Small Cap Opportunities Trust -- 178,505 shares (cost $3,654,430)...........      3,859,270
   Small Company Trust -- 4,484 shares (cost $67,381)..........................         68,244
   Small Company Blend Trust -- 578,338 shares (cost $5,692,634)...............      7,067,291
   Small Company Value Trust -- 975,013 shares (cost $14,784,385)..............     20,631,270
   Small-Mid Cap Trust -- 28,988 shares (cost $342,863)........................        376,551
   Small-Mid Cap Growth Trust -- 21,275 shares (cost $189,594).................        243,602
   Special Value Trust -- 64,249 shares (cost $937,305)........................      1,200,169
   Strategic Bond Trust -- 829,961 shares (cost $9,185,832)....................     10,001,024
   Strategic Growth Trust -- 333,720 shares (cost $2,980,524)..................      3,577,475
   Strategic Income Trust -- 3,823 shares (cost $50,291).......................         51,273
   Strategic Opportunities Trust -- 2,206,878 shares (cost $31,024,013)........     24,121,175
   Strategic Value Trust -- 121,516 shares (cost $1,265,994)...................      1,432,678
   Total Return Trust -- 1,292,093 shares (cost $18,065,441)...................     18,308,958
   Total Stock Market Index Trust -- 520,989 shares (cost $4,854,167)..........      5,762,135
   U.S. Global Leaders Growth Trust -- 9,340 shares (cost $118,826)............        123,009
   U.S. Government Securities Trust -- 1,079,649 shares (cost $14,995,752).....     15,039,513
   U.S. Large Cap Trust -- 3,824,336 shares (cost $47,649,982).................     53,540,709
   Utilities Trust -- 270,814 shares (cost $2,700,137).........................      3,271,438
   Value Trust -- 961,231 shares (cost $14,971,573)............................     18,811,290
 Sub-accounts invested in John Hancock Variable Series I Trust (VST) Portfolio:
   International Equity Index Fund -- 254,353 shares (cost $3,605,530).........      4,153,578
 Sub-accounts invested in PIMCO Variable Insurance Trust (VIT) Portfolio:
   All Asset Portfolio - 8,137 shares (cost $92,593)...........................         94,388
                                                                                --------------
Total assets................................................................... $1,116,682,829
                                                                                ==============
Contract Owners' Equity
Variable universal life insurance contracts.................................... $1,116,682,829
                                                                                ==============

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                                             Sub-Account
                                    -------------------------------------------------------------
                                                                                       All Asset
                                         500 Index Trust      Aggressive Growth Trust  Portfolio
                                    ------------------------  ----------------------  ------------
                                     Year Ended   Year Ended  Year Ended  Year Ended  Period Ended
                                     Dec. 31/04   Dec. 31/03  Dec. 31/04  Dec. 31/03  Dec. 31/04##
                                    -----------  -----------  ----------  ----------  ------------
Income:
Net investment income during the
  year............................. $   284,237  $   152,383  $       --  $       --    $ 2,494
Net realized gain (loss) during
  the year.........................     106,468     (820,144)   (784,609)   (659,459)        78
Unrealized appreciation
  (depreciation) during the year...   3,024,533    5,562,496   1,517,151   2,671,678      1,795
                                    -----------  -----------  ----------  ----------    -------
Net increase (decrease) in assets
  from operations..................   3,415,238    4,894,735     732,542   2,012,219      4,367
                                    -----------  -----------  ----------  ----------    -------
Changes from principal
  transactions:
  Transfer of net premiums.........   5,295,195    4,140,522   1,083,587   1,120,426     11,135
  Transfer on terminations.........  (2,489,467)  (2,063,017)   (708,367)   (761,558)    (1,785)
  Transfer on policy loans.........     (83,606)      11,958     (43,490)    (27,249)        --
  Net interfund transfers..........   5,652,793    5,725,291    (707,109)    446,280     80,671
                                    -----------  -----------  ----------  ----------    -------
Net increase (decrease) in assets
  from principal transactions......   8,374,915    7,814,754    (375,379)    777,899     90,021
                                    -----------  -----------  ----------  ----------    -------
Total increase (decrease) in assets  11,790,153   12,709,489     357,163   2,790,118     94,388
Assets beginning of year...........  26,754,612   14,045,123   8,292,221   5,502,103         --
                                    -----------  -----------  ----------  ----------    -------
Assets end of year................. $38,544,765  $26,754,612  $8,649,384  $8,292,221    $94,388
                                    ===========  ===========  ==========  ==========    =======

                                                                           Sub-Account
                                                       --------------------------------------------------
                                                          All Cap Core Trust       All Cap Growth Trust
                                                       ------------------------  ------------------------
                                                        Year Ended   Year Ended   Year Ended   Year Ended
                                                        Dec. 31/04   Dec. 31/03   Dec. 31/04   Dec. 31/03
                                                       -----------  -----------  -----------  -----------
Income:
Net investment income during the year................. $    65,402  $        --  $        --  $        --
Net realized gain (loss) during the year..............  (1,261,350)  (2,404,865)  (1,712,430)  (2,344,091)
Unrealized appreciation (depreciation) during the year   3,526,393    5,806,054    2,707,840    6,197,226
                                                       -----------  -----------  -----------  -----------
Net increase (decrease) in assets from operations.....   2,330,445    3,401,189      995,410    3,853,135
                                                       -----------  -----------  -----------  -----------
Changes from principal transactions:
 Transfer of net premiums.............................   1,853,860    2,255,194    1,561,554    1,993,484
 Transfer on terminations.............................  (1,876,508)  (1,594,925)  (2,108,485)  (1,704,625)
 Transfer on policy loans.............................      17,260       21,008       (7,015)     (25,210)
 Net interfund transfers..............................    (282,698)    (363,399)    (918,597)     586,487
                                                       -----------  -----------  -----------  -----------
Net increase (decrease) in assets from principal
  transactions........................................    (288,086)     317,878   (1,472,543)     850,136
                                                       -----------  -----------  -----------  -----------
Total increase (decrease) in assets...................   2,042,359    3,719,067     (477,133)   4,703,271
Assets beginning of year..............................  14,330,968   10,611,901   16,791,502   12,088,231
                                                       -----------  -----------  -----------  -----------
Assets end of year.................................... $16,373,327  $14,330,968  $16,314,369  $16,791,502
                                                       ===========  ===========  ===========  ===========

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                      Sub-Account
                                    -----------------------------------------------
                                                               American Blue Chip
                                      All Cap Value Trust    Income & Growth Trust
                                    ----------------------  -----------------------
                                    Year Ended  Year Ended  Year Ended  Period Ended
                                    Dec. 31/04  Dec. 31/03  Dec. 31/04  Dec. 31/03+
                                    ----------  ----------  ----------  ------------
Income:
Net investment income during the
  year............................. $   18,901  $      973  $       --   $       --
Net realized gain (loss) during
  the year.........................    598,993     (15,257)     12,832          870
Unrealized appreciation
  (depreciation) during the year...    (23,649)    626,558     206,496       87,618
                                    ----------  ----------  ----------   ----------
Net increase (decrease) in assets
  from operations..................    594,245     612,274     219,328       88,488
                                    ----------  ----------  ----------   ----------
Changes from principal
  transactions:
  Transfer of net premiums.........    646,423     267,901     259,584       45,722
  Transfer on terminations.........   (448,726)   (118,683)   (120,467)     (13,937)
  Transfer on policy loans.........    (10,977)     (2,448)         (2)          --
  Net interfund transfers..........    707,912   2,087,605   1,349,772      956,349
                                    ----------  ----------  ----------   ----------
Net increase (decrease) in assets
  from principal transactions......    894,632   2,234,375   1,488,887      988,134
                                    ----------  ----------  ----------   ----------
Total increase (decrease) in assets  1,488,877   2,846,649   1,708,215    1,076,622
Assets beginning of year...........  3,595,544     748,895   1,076,622           --
                                    ----------  ----------  ----------   ----------
Assets end of year................. $5,084,421  $3,595,544  $2,784,837   $1,076,622
                                    ==========  ==========  ==========   ==========

                                                       Sub-Account
                                    ----------------------------------------------------
                                     American Growth Trust   American Growth-Income Trust
                                    -----------------------  ---------------------------
                                    Year Ended  Period Ended Year Ended    Period Ended
                                    Dec. 31/04  Dec. 31/03+  Dec. 31/04    Dec. 31/03+
                                    ----------  ------------ ----------    ------------
Income:
Net investment income during the
  year............................. $    1,148   $       --  $   12,418     $       --
Net realized gain (loss) during
  the year.........................     40,004        3,619      21,757            312
Unrealized appreciation
  (depreciation) during the year...    714,501      128,876     452,313         72,494
                                    ----------   ----------   ----------    ----------
Net increase (decrease) in assets
  from operations..................    755,653      132,495     486,488         72,806
                                    ----------   ----------   ----------    ----------
Changes from principal
  transactions:
  Transfer of net premiums.........    774,319       65,921     552,072        133,897
  Transfer on terminations.........   (338,787)     (27,538)   (213,275)       (12,219)
  Transfer on policy loans.........    (42,208)          --     (13,720)            --
  Net interfund transfers..........  5,431,487    1,741,945   5,007,521        972,938
                                    ----------   ----------   ----------    ----------
Net increase (decrease) in assets
  from principal transactions......  5,824,811    1,780,328   5,332,598      1,094,616
                                    ----------   ----------   ----------    ----------
Total increase (decrease) in assets  6,580,464    1,912,823   5,819,086      1,167,422
Assets beginning of year...........  1,912,823           --   1,167,422             --
                                    ----------   ----------   ----------    ----------
Assets end of year................. $8,493,287   $1,912,823  $6,986,508     $1,167,422
                                    ==========   ==========   ==========    ==========

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                     Sub-Account
                                 ------------------------------------------------------
                                 American International Trust       Balanced Trust
                                 ---------------------------  -------------------------
                                 Year Ended    Period Ended    Year Ended    Year Ended
                                 Dec. 31/04    Dec. 31/03+     Dec. 31/04x   Dec. 31/03
                                 ----------    ------------   ------------  -----------
Income:
Net investment income during
  the year...................... $   87,401     $       --    $    626,804  $   570,555
Net realized gain (loss) during
  the year......................    175,312        237,233      (8,642,775)  (1,112,206)
Unrealized appreciation
  (depreciation) during the year    839,486        128,813       7,907,691    3,700,193
                                  ----------    ----------    ------------  -----------
Net increase (decrease) in
  assets from operations........  1,102,199        366,046        (108,280)   3,158,542
                                  ----------    ----------    ------------  -----------
Changes from principal
  transactions:
  Transfer of net premiums......    947,301        130,321         880,114    2,350,683
  Transfer on terminations......   (403,701)       (35,965)     (1,116,396)  (3,301,237)
  Transfer on policy loans......       (207)           (46)         81,468       (6,765)
Net interfund transfers.........  4,279,708      2,008,290     (24,987,125)     (15,655)
                                  ----------    ----------    ------------  -----------
Net increase (decrease) in
  assets from
  principal transactions........  4,823,101      2,102,600     (25,141,939)    (972,974)
                                  ----------    ----------    ------------  -----------
Total increase (decrease) in
  assets........................  5,925,300      2,468,646     (25,250,219)   2,185,568
Assets beginning of year........  2,468,646             --      25,250,219   23,064,651
                                  ----------    ----------    ------------  -----------
Assets end of year.............. $8,393,946     $2,468,646    $         --  $25,250,219
                                  ==========    ==========    ============  ===========

                                                    Sub-Account
                                 ---------------------------------------------------
                                  Blue Chip Growth Trust   Capital Appreciation Trust
                                 ------------------------  -------------------------
                                  Year Ended   Year Ended  Year Ended    Year Ended
                                  Dec. 31/04   Dec. 31/03  Dec. 31/04    Dec. 31/03
                                 -----------  -----------  ----------    ----------
Income:
Net investment income during
  the year...................... $    42,252  $    14,407  $       --    $       --
Net realized gain (loss) during
  the year......................  (1,873,810)  (2,268,549)     41,916       (61,067)
Unrealized appreciation
  (depreciation) during the year   5,129,845   10,853,369     163,567       276,726
                                 -----------  -----------   ----------   ----------
Net increase (decrease) in
  assets from operations........   3,298,287    8,599,227     205,483       215,659
                                 -----------  -----------   ----------   ----------
Changes from principal
  transactions:
  Transfer of net premiums......   4,272,608    4,664,861     406,502       298,008
  Transfer on terminations......  (4,496,082)  (4,563,911)   (107,332)      (50,965)
  Transfer on policy loans......     (68,536)    (114,420)        263        (5,562)
  Net interfund transfers.......    (834,110)    (928,023)    476,611       338,120
                                 -----------  -----------   ----------   ----------
Net increase (decrease) in
  assets from
  principal transactions........  (1,126,120)    (941,493)    776,044       579,601
                                 -----------  -----------   ----------   ----------
Total increase (decrease) in
  assets........................   2,172,167    7,657,734     981,527       795,260
Assets beginning of year........  37,420,129   29,762,395   1,371,982       576,722
                                 -----------  -----------   ----------   ----------
Assets end of year.............. $39,592,296  $37,420,129  $2,353,509    $1,371,982
                                 ===========  ===========   ==========   ==========

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.
x Terminated as an investment option and funds transferred to Income & Value Trust on May 3, 2004.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                            Sub-Account
                                    ----------------------------------------------------------
                                    Classic Value Trust Core Equity Trust   Core Value Trust
                                    ------------------- ----------------- --------------------
                                       Period Ended       Period Ended    Year Ended Year Ended
                                       Dec. 31/04##       Dec. 31/04##    Dec. 31/04 Dec. 31/03
                                    ------------------- ----------------- ---------- ----------
Income:
Net investment income during the
  year.............................      $  1,086            $    --       $  2,790   $  1,751
Net realized gain (loss) during
  the year.........................         3,160                 20         52,499     (9,119)
Unrealized appreciation
  (depreciation) during the year...         9,518              7,265        (31,415)   100,193
                                         --------            -------       --------   --------
Net increase (decrease) in assets
  from operations..................        13,764              7,285         23,874     92,825
                                         --------            -------       --------   --------
Changes from principal
  transactions:
  Transfer of net premiums.........        24,143             12,600        180,577    174,169
  Transfer on terminations.........        (5,954)            (1,054)       (85,745)   (99,100)
  Transfer on policy loans.........            --                 --         17,327    (17,372)
  Net interfund transfers..........       174,444             49,876        (29,604)   210,476
                                         --------            -------       --------   --------
Net increase (decrease) in assets
  from principal transactions......       192,633             61,422         82,555    268,173
                                         --------            -------       --------   --------
Total increase (decrease) in assets       206,397             68,707        106,429    360,998
Assets beginning of year...........            --                 --        591,100    230,102
                                         --------            -------       --------   --------
Assets end of year.................      $206,397            $68,707       $697,529   $591,100
                                         ========            =======       ========   ========

                                                       Sub-Account
                                    ------------------------------------------------
                                     Diversified Bond Trust    Dynamic Growth Trust
                                    ------------------------  ----------------------
                                     Year Ended   Year Ended  Year Ended  Year Ended
                                     Dec. 31/04   Dec. 31/03  Dec. 31/04  Dec. 31/03
                                    -----------  -----------  ----------  ----------
Income:
Net investment income during the
  year............................. $   674,293  $   690,479  $       --  $       --
Net realized gain (loss) during
  the year.........................      54,067       69,605      94,774    (661,927)
Unrealized appreciation
  (depreciation) during the year...    (128,580)     (93,802)    409,886   1,742,645
                                    -----------  -----------  ----------  ----------
Net increase (decrease) in assets
  from operations..................     599,780      666,282     504,660   1,080,718
                                    -----------  -----------  ----------  ----------
Changes from principal
  transactions:
  Transfer of net premiums.........   1,816,476    1,661,910     576,532     658,888
  Transfer on terminations.........  (1,518,570)  (1,073,002)   (412,016)   (373,666)
  Transfer on policy loans.........     (55,947)     (11,666)    (18,434)    (20,510)
  Net interfund transfers..........     222,772    1,045,662     (96,425)  2,076,483
                                    -----------  -----------  ----------  ----------
Net increase (decrease) in assets
  from principal transactions......     464,731    1,622,904      49,657   2,341,195
                                    -----------  -----------  ----------  ----------
Total increase (decrease) in assets   1,064,511    2,289,186     554,317   3,421,913
Assets beginning of year...........  15,490,655   13,201,469   5,013,740   1,591,827
                                    -----------  -----------  ----------  ----------
Assets end of year................. $16,555,166  $15,490,655  $5,568,057  $5,013,740
                                    ===========  ===========  ==========  ==========

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                       Sub-Account
                                    ---------------------------------------------------
                                     Emerging Growth Trust  Emerging Small Company Trust
                                    ----------------------  ---------------------------
                                    Year Ended Period Ended  Year Ended     Year Ended
                                    Dec. 31/04 Dec. 31/03^   Dec. 31/04     Dec. 31/03
                                    ---------- ------------  -----------   -----------
Income:
Net investment income during the
  year.............................  $  9,432    $  9,180   $        --    $        --
Net realized gain (loss) during
  the year.........................      (492)      5,046     2,043,668        167,110
Unrealized appreciation
  (depreciation) during the year...    25,791       1,275     4,035,308     17,132,657
                                     --------    --------    -----------   -----------
Net increase (decrease) in assets
  from operations..................    34,731      15,501     6,078,976     17,299,767
                                     --------    --------    -----------   -----------
Changes from principal
  transactions:
  Transfer of net premiums.........    44,258      15,451     4,325,459      5,042,088
  Transfer on terminations.........   (10,233)    (19,021)   (9,073,429)    (7,060,618)
  Transfer on policy loans.........        --          --         7,548       (143,229)
  Net interfund transfers..........   300,095     233,372    (2,778,826)    (2,223,488)
                                     --------    --------    -----------   -----------
Net increase (decrease) in assets
  from principal transactions......   334,120     229,802    (7,519,248)    (4,385,247)
                                     --------    --------    -----------   -----------
Total increase (decrease) in assets   368,851     245,303    (1,440,272)    12,914,520
Assets beginning of year...........   245,303          --    58,849,795     45,935,275
                                     --------    --------    -----------   -----------
Assets end of year.................  $614,154    $245,303   $57,409,523    $58,849,795
                                     ========    ========    ===========   ===========

                                                        Sub-Account
                                    --------------------------------------------------
                                       Equity-Income Trust       Equity Index Trust
                                    ------------------------  ------------------------
                                     Year Ended   Year Ended   Year Ended   Year Ended
                                     Dec. 31/04   Dec. 31/03   Dec. 31/04   Dec. 31/03
                                    -----------  -----------  -----------  -----------
Income:
Net investment income during the
  year............................. $ 1,220,280  $ 1,315,200  $   701,130  $   746,763
Net realized gain (loss) during
  the year.........................    (546,720)  (1,032,949)  (2,169,316)  (3,347,772)
Unrealized appreciation
  (depreciation) during the year...   6,666,830    9,139,351    6,868,237   15,656,083
                                    -----------  -----------  -----------  -----------
Net increase (decrease) in assets
  from operations..................   7,340,390    9,421,602    5,400,051   13,055,074
                                    -----------  -----------  -----------  -----------
Changes from principal
  transactions:
  Transfer of net premiums.........   5,027,739    4,033,321    4,412,156    5,885,463
  Transfer on terminations.........  (4,805,750)  (3,419,484)  (7,075,663)  (8,133,620)
  Transfer on policy loans.........    (348,449)    (161,243)     372,409     (172,984)
  Net interfund transfers..........   1,866,789    4,863,267   (2,422,944)  (4,383,306)
                                    -----------  -----------  -----------  -----------
Net increase (decrease) in assets
  from principal transactions......   1,740,329    5,315,861   (4,714,042)  (6,804,447)
                                    -----------  -----------  -----------  -----------
Total increase (decrease) in assets   9,080,719   14,737,463      686,009    6,250,627
Assets beginning of year...........  48,366,495   33,629,032   55,890,853   49,640,226
                                    -----------  -----------  -----------  -----------
Assets end of year................. $57,447,214  $48,366,495  $56,576,862  $55,890,853
                                    ===========  ===========  ===========  ===========

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                      Sub-Account
                                    ----------------------------------------------
                                    Financial Services Trust Fundamental Value Trust
                                    ----------------------   ----------------------
                                    Year Ended   Year Ended  Year Ended  Year Ended
                                    Dec. 31/04   Dec. 31/03  Dec. 31/04  Dec. 31/03
                                    ----------   ----------  ----------  ----------
Income:
Net investment income during the
  year............................. $    6,255   $    1,395  $   48,758  $   13,512
Net realized gain (loss) during
  the year.........................     27,449      (10,586)    797,020     (36,960)
Unrealized appreciation
  (depreciation) during the year...    168,405      286,037      43,396   1,577,727
                                    ----------   ----------  ----------  ----------
Net increase (decrease) in assets
  from operations..................    202,109      276,846     889,174   1,554,279
                                    ----------   ----------  ----------  ----------
Changes from principal
  transactions:
  Transfer of net premiums.........    389,527      215,712     873,964     676,486
  Transfer on terminations.........   (157,011)    (112,374)   (622,193)   (458,383)
  Transfer on policy loans.........     (2,238)      (3,592)    (30,867)    (16,852)
  Net interfund transfers..........    359,255      550,038   1,275,969   1,619,321
                                    ----------   ----------  ----------  ----------
Net increase (decrease) in assets
  from principal transactions......    589,533      649,784   1,496,873   1,820,572
                                    ----------   ----------  ----------  ----------
Total increase (decrease) in assets    791,642      926,630   2,386,047   3,374,851
Assets beginning of year...........  1,506,136      579,506   7,535,099   4,160,248
                                    ----------   ----------  ----------  ----------
Assets end of year................. $2,297,778   $1,506,136  $9,921,146  $7,535,099
                                    ==========   ==========  ==========  ==========

                                                      Sub-Account
                                    -----------------------------------------------
                                          Global Trust        Global Allocation Trust
                                    ------------------------  ---------------------
                                     Year Ended   Year Ended  Year Ended   Year Ended
                                     Dec. 31/04   Dec. 31/03  Dec. 31/04   Dec. 31/03
                                    -----------  -----------  ----------   ----------
Income:
Net investment income during the
  year............................. $   189,821  $    86,646  $   11,177    $  2,599
Net realized gain (loss) during
  the year.........................     479,816      591,733     (16,157)    (22,631)
Unrealized appreciation
  (depreciation) during the year...     939,172    1,756,806     165,039     181,436
                                    -----------  -----------  ----------    --------
Net increase (decrease) in assets
  from operations..................   1,608,809    2,435,185     160,059     161,404
                                    -----------  -----------  ----------    --------
Changes from principal
  transactions:
  Transfer of net premiums.........     891,165    1,190,121     239,747     145,688
  Transfer on terminations.........  (1,223,714)  (1,013,536)   (108,337)    (63,097)
  Transfer on policy loans.........     (51,161)     (13,112)    (47,599)       (179)
  Net interfund transfers..........     (44,549)    (458,310)    375,559     143,422
                                    -----------  -----------  ----------    --------
Net increase (decrease) in assets
  from principal transactions......    (428,259)    (294,837)    459,370     225,834
                                    -----------  -----------  ----------    --------
Total increase (decrease) in assets   1,180,550    2,140,348     619,429     387,238
Assets beginning of year...........  10,976,035    8,835,687     905,583     518,345
                                    -----------  -----------  ----------    --------
Assets end of year................. $12,156,585  $10,976,035  $1,525,012    $905,583
                                    ===========  ===========  ==========    ========

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                     Sub-Account
                                    -------------------------------------------------
                                       Global Bond Trust    Global Equity Select Trust
                                    ----------------------  -------------------------
                                    Year Ended  Year Ended  Year Ended    Year Ended
                                    Dec. 31/04  Dec. 31/03  Dec. 31/04    Dec. 31/03
                                    ----------  ----------  ----------    ----------
Income:
Net investment income during the
  year............................. $  186,105  $  113,246   $  1,311      $    698
Net realized gain (loss) during
  the year.........................    162,107     156,125      1,745        (1,207)
Unrealized appreciation
  (depreciation) during the year...    195,726     229,024      7,871        10,581
                                    ----------  ----------   --------      --------
Net increase (decrease) in assets
  from operations..................    543,938     498,395     10,927        10,072
                                    ----------  ----------   --------      --------
Changes from principal
  transactions:
  Transfer of net premiums.........    782,378     627,664     17,234        16,118
  Transfer on terminations.........   (508,247)   (481,088)    (9,901)      (10,158)
  Transfer on policy loans.........    (30,097)     (4,386)     9,753        (9,648)
  Net interfund transfers..........    708,657   1,237,597     20,940        19,565
                                    ----------  ----------   --------      --------
Net increase (decrease) in assets
  from principal transactions......    952,691   1,379,787     38,026        15,877
                                    ----------  ----------   --------      --------
Total increase (decrease) in assets  1,496,629   1,878,182     48,953        25,949
Assets beginning of year...........  4,448,611   2,570,429     54,337        28,388
                                    ----------  ----------   --------      --------
Assets end of year................. $5,945,240  $4,448,611   $103,290      $ 54,337
                                    ==========  ==========   ========      ========

                                                       Sub-Account
                                    ------------------------------------------------
                                      Growth & Income Trust    Health Sciences Trust
                                    ------------------------  ----------------------
                                     Year Ended   Year Ended  Year Ended  Year Ended
                                     Dec. 31/04   Dec. 31/03  Dec. 31/04  Dec. 31/03
                                    -----------  -----------  ----------  ----------
Income:
Net investment income during the
  year............................. $   415,204  $   419,344  $       --  $       --
Net realized gain (loss) during
  the year.........................  (1,148,448)    (946,529)    292,346      57,069
Unrealized appreciation
  (depreciation) during the year...   3,834,178   10,986,207     188,581     545,340
                                    -----------  -----------  ----------  ----------
Net increase (decrease) in assets
  from operations..................   3,100,934   10,459,022     480,927     602,409
                                    -----------  -----------  ----------  ----------
Changes from principal
  transactions:
  Transfer of net premiums.........   4,571,700    4,981,780     494,199     271,070
  Transfer on terminations.........  (6,444,878)  (4,761,150)   (257,048)   (170,996)
  Transfer on policy loans.........    (165,532)    (150,095)    (10,367)    (21,584)
  Net interfund transfers..........  (1,806,491)    (468,577)    977,771     908,922
                                    -----------  -----------  ----------  ----------
Net increase (decrease) in assets
  from principal transactions......  (3,845,201)    (398,042)  1,204,555     987,412
                                    -----------  -----------  ----------  ----------
Total increase (decrease) in assets    (744,267)  10,060,980   1,685,482   1,589,821
Assets beginning of year...........  49,584,271   39,523,291   2,796,636   1,206,815
                                    -----------  -----------  ----------  ----------
Assets end of year................. $48,840,004  $49,584,271  $4,482,118  $2,796,636
                                    ===========  ===========  ==========  ==========

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                      Sub-Account
                                    ----------------------------------------------
                                    High Grade Bond Trust     High Yield Trust
                                    --------------------  ------------------------
                                    Year Ended Year Ended  Year Ended   Year Ended
                                    Dec. 31/04 Dec. 31/03  Dec. 31/04   Dec. 31/03
                                    ---------- ---------- -----------  -----------
Income:
Net investment income during the
  year............................. $  15,677  $     177  $   723,991  $   638,102
Net realized gain (loss) during
  the year.........................       605     21,919    1,152,224      472,995
Unrealized appreciation
  (depreciation) during the year...     5,756    (11,849)    (120,533)   1,331,831
                                    ---------  ---------  -----------  -----------
Net increase (decrease) in assets
  from operations..................    22,038     10,247    1,755,682    2,442,928
                                    ---------  ---------  -----------  -----------
Changes from principal
  transactions:
  Transfer of net premiums.........   211,755    372,592    1,383,921    1,061,404
  Transfer on terminations.........  (100,474)  (273,926)  (1,647,381)  (1,728,458)
  Transfer on policy loans.........    16,328    (16,562)      (7,929)     (47,040)
  Net interfund transfers..........   116,279     (8,201)    (109,602)   3,798,700
                                    ---------  ---------  -----------  -----------
Net increase (decrease) in assets
  from principal transactions......   243,888     73,903     (380,991)   3,084,606
                                    ---------  ---------  -----------  -----------
Total increase (decrease) in assets   265,926     84,150    1,374,691    5,527,534
Assets beginning of year...........   467,645    383,495   13,739,135    8,211,601
                                    ---------  ---------  -----------  -----------
Assets end of year................. $ 733,571  $ 467,645  $15,113,826  $13,739,135
                                    =========  =========  ===========  ===========

                                                                Sub-Account
                                    -------------------------------------------------------------------
                                                              International Equity International Equity
                                      Income & Value Trust         Index Fund          Select Trust
                                    ------------------------  -------------------- --------------------
                                     Year Ended   Year Ended      Period Ended     Year Ended Year Ended
                                     Dec. 31/04   Dec. 31/03      Dec. 31/04##     Dec. 31/04 Dec. 31/03
                                    -----------  -----------  -------------------- ---------- ----------
Income:
Net investment income during the
  year............................. $   183,061  $   255,324       $   12,655       $  2,655   $     --
Net realized gain (loss) during
  the year.........................     299,314   (1,013,951)           1,228         22,379     (4,373)
Unrealized appreciation
  (depreciation) during the year...   2,320,695    3,699,492          548,048         44,184     46,367
                                    -----------  -----------       ----------       --------   --------
Net increase (decrease) in assets
  from operations..................   2,803,070    2,940,865          561,931         69,218     41,994
                                    -----------  -----------       ----------       --------   --------
Changes from principal
  transactions:
  Transfer of net premiums.........   2,705,010    1,850,446          237,967        155,633     63,130
  Transfer on terminations.........  (4,394,860)  (1,218,095)        (177,274)       (64,551)   (19,191)
  Transfer on policy loans.........     (37,622)      (9,741)            (650)          (314)        --
  Net interfund transfers..........  23,415,977   (2,235,140)       3,531,604         68,755    110,046
                                    -----------  -----------       ----------       --------   --------
Net increase (decrease) in assets
  from principal transactions......  21,688,505   (1,612,530)       3,591,647        159,523    153,985
                                    -----------  -----------       ----------       --------   --------
Total increase (decrease) in assets  24,491,575    1,328,335        4,153,578        228,741    195,979
Assets beginning of year...........  13,279,144   11,950,809               --        263,829     67,850
                                    -----------  -----------       ----------       --------   --------
Assets end of year................. $37,770,719  $13,279,144       $4,153,578       $492,570   $263,829
                                    ===========  ===========       ==========       ========   ========

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                            Sub-Account
                                    -----------------------------------------------------------------
                                         International Index Trust       International Small Cap Trust
                                    -----------------------------------  ----------------------------
                                           Year Ended        Year Ended  Year Ended     Year Ended
                                    Dec. 31/04(greater than) Dec. 31/03  Dec. 31/04     Dec. 31/03
                                    ------------------------ ----------  ----------     ----------
Income:
Net investment income during the
  year.............................       $    32,883        $   28,667  $   10,413     $       --
Net realized gain (loss) during
  the year.........................           205,655           235,614     494,837      2,775,909
Unrealized appreciation
  (depreciation) during the year...          (157,172)          345,582   1,132,321        541,790
                                          -----------        ----------   ----------     ----------
Net increase (decrease) in assets
  from operations..................            81,366           609,863   1,637,571      3,317,699
                                          -----------        ----------   ----------     ----------
Changes from principal
  transactions:
  Transfer of net premiums.........           210,808           281,432     697,884        641,255
  Transfer on terminations.........          (109,150)         (240,573)   (783,203)      (672,658)
  Transfer on policy loans.........           (15,049)              317       8,235         18,463
  Net interfund transfers..........        (2,454,171)          621,716     (94,067)       916,739
                                          -----------        ----------   ----------     ----------
Net increase (decrease) in assets
  from principal transactions......        (2,367,562)          662,892    (171,151)       903,799
                                          -----------        ----------   ----------     ----------
Total increase (decrease) in assets        (2,286,196)        1,272,755   1,466,420      4,221,498
Assets beginning of year...........         2,286,196         1,013,441   8,166,604      3,945,106
                                          -----------        ----------   ----------     ----------
Assets end of year.................       $        --        $2,286,196  $9,633,024     $8,166,604
                                          ===========        ==========   ==========     ==========

                                                                 Sub-Account
                                    ---------------------------------------------------------------------
                                                                                             Internet
                                    International Stock Trust International Value Trust Technologies Trust
                                    ------------------------  ------------------------  ------------------
                                     Year Ended   Year Ended   Year Ended   Year Ended      Year Ended
                                     Dec. 31/04   Dec. 31/03   Dec. 31/04   Dec. 31/03     Dec. 31/03#
                                    -----------  -----------  -----------  -----------  ------------------
Income:
Net investment income during the
  year............................. $   180,084  $    89,494  $   149,719  $    54,352     $        --
Net realized gain (loss) during
  the year.........................   1,043,146    2,857,679      503,034    2,316,009         114,850
Unrealized appreciation
  (depreciation) during the year...   1,837,527    2,464,644    2,108,841      896,596          71,290
                                    -----------  -----------  -----------  -----------     -----------
Net increase (decrease) in assets
  from operations..................   3,060,757    5,411,817    2,761,594    3,266,957         186,140
                                    -----------  -----------  -----------  -----------     -----------
Changes from principal
  transactions:
  Transfer of net premiums.........   2,052,725    2,286,316    1,730,870      969,698          36,833
  Transfer on terminations.........  (2,589,490)  (2,165,225)  (1,401,465)    (506,839)        (30,696)
  Transfer on policy loans.........      56,329     (223,437)        (498)      32,478           2,844
  Net interfund transfers..........  (1,759,421)    (762,367)   3,598,149    2,061,196      (1,167,964)
                                    -----------  -----------  -----------  -----------     -----------
Net increase (decrease) in assets
  from principal transactions......  (2,239,857)    (864,713)   3,927,056    2,556,533      (1,158,983)
                                    -----------  -----------  -----------  -----------     -----------
Total increase (decrease) in assets     820,900    4,547,104    6,688,650    5,823,490        (972,843)
Assets beginning of year...........  21,527,031   16,979,927   10,409,668    4,586,178         972,843
                                    -----------  -----------  -----------  -----------     -----------
Assets end of year................. $22,347,931  $21,527,031  $17,098,318  $10,409,668     $        --
                                    ===========  ===========  ===========  ===========     ===========

(greater than) Terminated as an investment option and funds transferred to International Equity Index Fund on June 18, 2004.
# Terminated as an investment option and funds transferred to Science & Technology Trust on May 2, 2003.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                        Sub-Account
                                    ------------------------------------------------------
                                    Investment Quality Bond Trust  Large Cap Growth Trust
                                    ----------------------------  ------------------------
                                     Year Ended     Year Ended     Year Ended   Year Ended
                                     Dec. 31/04     Dec. 31/03     Dec. 31/04   Dec. 31/03
                                     -----------    -----------   -----------  -----------
Income:
Net investment income during the
  year............................. $ 1,467,561    $ 1,284,446    $    51,708  $    39,647
Net realized gain (loss) during
  the year.........................     289,748        304,780     (2,526,261)  (1,706,515)
Unrealized appreciation
  (depreciation) during the year...    (601,883)       240,181      3,524,578    5,339,625
                                     -----------    -----------   -----------  -----------
Net increase (decrease) in assets
  from operations..................   1,155,426      1,829,407      1,050,025    3,672,757
                                     -----------    -----------   -----------  -----------
Changes from principal
  transactions:
  Transfer of net premiums.........   2,063,472      2,315,853      2,202,391    2,360,591
  Transfer on terminations.........  (3,499,259)    (3,566,057)    (2,298,470)  (2,426,758)
  Transfer on policy loans.........     (15,981)       (69,382)       (53,277)     (32,084)
  Net interfund transfers..........    (233,187)    (1,172,474)       412,238      814,438
                                     -----------    -----------   -----------  -----------
Net increase (decrease) in assets
  from principal transactions......  (1,684,955)    (2,492,060)       262,882      716,187
                                     -----------    -----------   -----------  -----------
Total increase (decrease) in assets    (529,529)      (662,653)     1,312,907    4,388,944
Assets beginning of year...........  25,097,289     25,759,942     17,985,631   13,596,687
                                     -----------    -----------   -----------  -----------
Assets end of year................. $24,567,760    $25,097,289    $19,298,538  $17,985,631
                                     ===========    ===========   ===========  ===========

                                                       Sub-Account
                                    -------------------------------------------------------
                                     Large Cap Value Trust   Lifestyle Aggressive 1000 Trust
                                    -----------------------  ------------------------------
                                    Year Ended  Period Ended  Year Ended      Year Ended
                                    Dec. 31/04  Dec. 31/03^   Dec. 31/04      Dec. 31/03
                                    ----------  ------------  -----------     -----------
Income:
Net investment income during the
  year............................. $   45,834   $   10,635  $    63,422     $    23,063
Net realized gain (loss) during
  the year.........................    327,438       30,115     (276,996)       (317,681)
Unrealized appreciation
  (depreciation) during the year...    372,642       64,980    1,883,797       2,201,562
                                    ----------   ----------   -----------     -----------
Net increase (decrease) in assets
  from operations..................    745,914      105,730    1,670,223       1,906,944
                                    ----------   ----------   -----------     -----------
Changes from principal
  transactions:
  Transfer of net premiums.........    321,845       43,117    2,128,907       1,633,933
  Transfer on terminations.........   (355,260)     (14,043)  (1,439,778)     (1,039,563)
  Transfer on policy loans.........         --           --      (64,806)        (12,078)
  Net interfund transfers..........  2,357,285    1,439,828    2,565,484         216,797
                                    ----------   ----------   -----------     -----------
Net increase (decrease) in assets
  from principal transactions......  2,323,870    1,468,902    3,189,807         799,089
                                    ----------   ----------   -----------     -----------
Total increase (decrease) in assets  3,069,784    1,574,632    4,860,030       2,706,033
Assets beginning of year...........  1,574,632           --    7,544,107       4,838,074
                                    ----------   ----------   -----------     -----------
Assets end of year................. $4,644,416   $1,574,632  $12,404,137     $ 7,544,107
                                    ==========   ==========   ===========     ===========

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                       Sub-Account
                                    ------------------------------------------------------------
                                    Lifestyle Balanced 640 Trust Lifestyle Conservative 280 Trust
                                    ---------------------------  -------------------------------
                                     Year Ended     Year Ended   Year Ended       Year Ended
                                     Dec. 31/04     Dec. 31/03   Dec. 31/04       Dec. 31/03
                                     -----------   -----------   ----------        -----------
Income:
Net investment income during the
  year............................. $   682,850    $   492,307   $  227,269      $   196,250
Net realized gain (loss) during
  the year.........................    (242,625)      (633,244)      87,376           87,078
Unrealized appreciation
  (depreciation) during the year...   4,130,926      4,888,847      179,996          344,580
                                     -----------   -----------     ----------      -----------
Net increase (decrease) in assets
  from operations..................   4,571,151      4,747,910      494,641          627,908
                                     -----------   -----------     ----------      -----------
Changes from principal
  transactions:
  Transfer of net premiums.........   5,951,999      2,988,343      408,562          740,860
  Transfer on terminations.........  (3,963,863)    (2,773,049)    (562,412)      (1,299,672)
  Transfer on policy loans.........    (237,313)       (59,951)      (5,102)            (296)
  Net interfund transfers..........   6,378,910      5,481,360      142,540        3,905,325
                                     -----------   -----------     ----------      -----------
Net increase (decrease) in assets
  from principal transactions......   8,129,733      5,636,703      (16,412)       3,346,217
                                     -----------   -----------     ----------      -----------
Total increase (decrease) in assets  12,700,884     10,384,613      478,229        3,974,125
Assets beginning of year...........  27,714,579     17,329,966    5,766,764        1,792,639
                                     -----------   -----------     ----------      -----------
Assets end of year................. $40,415,463    $27,714,579   $6,244,993      $ 5,766,764
                                     ===========   ===========     ==========      ===========

                                                       Sub-Account
                                    -----------------------------------------------------
                                    Lifestyle Growth 820 Trust Lifestyle Moderate 460 Trust
                                    ------------------------   ---------------------------
                                     Year Ended    Year Ended  Year Ended     Year Ended
                                     Dec. 31/04    Dec. 31/03  Dec. 31/04     Dec. 31/03
                                    -----------   -----------  ----------     ----------
Income:
Net investment income during the
  year............................. $   609,382   $   344,722  $  187,738     $  126,843
Net realized gain (loss) during
  the year.........................    (827,324)   (1,084,414)     68,918        (57,011)
Unrealized appreciation
  (depreciation) during the year...   6,901,299     8,790,984     551,717        713,543
                                    -----------   -----------   ----------     ----------
Net increase (decrease) in assets
  from operations..................   6,683,357     8,051,292     808,373        783,375
                                    -----------   -----------   ----------     ----------
Changes from principal
  transactions:
  Transfer of net premiums.........   7,503,684     5,145,619   1,286,583        826,405
  Transfer on terminations.........  (5,486,537)   (3,473,534)   (609,234)      (353,807)
  Transfer on policy loans.........     (68,261)     (439,757)    (18,228)       (49,785)
  Net interfund transfers..........   9,220,090     3,696,096   1,530,925      1,175,336
                                    -----------   -----------   ----------     ----------
Net increase (decrease) in assets
  from principal transactions......  11,168,976     4,928,424   2,190,046      1,598,149
                                    -----------   -----------   ----------     ----------
Total increase (decrease) in assets  17,852,333    12,979,716   2,998,419      2,381,524
Assets beginning of year...........  37,967,569    24,987,853   5,776,547      3,395,023
                                    -----------   -----------   ----------     ----------
Assets end of year................. $55,819,902   $37,967,569  $8,774,966     $5,776,547
                                    ===========   ===========   ==========     ==========

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                            Sub-Account
                                    -----------------------------------------------------------
                                                              Mid Cap
                                      Mid Cap Core Trust    Growth Trust   Mid Cap Index Trust
                                    ----------------------  ------------ ----------------------
                                    Year Ended Period Ended  Year Ended  Year Ended  Year Ended
                                    Dec. 31/04 Dec. 31/03^  Dec. 31/03#  Dec. 31/04  Dec. 31/03
                                    ---------- ------------ ------------ ----------  ----------
Income:
Net investment income during the
  year.............................  $  2,235    $     --   $        --  $   33,842  $       --
Net realized gain (loss) during
  the year.........................     2,426         596        56,428     166,594      21,173
Unrealized appreciation
  (depreciation) during the year...    36,360      16,310        31,193     839,092   1,280,021
                                     --------    --------   -----------  ----------  ----------
Net increase (decrease) in assets
  from operations..................    41,021      16,906        87,621   1,039,528   1,301,194
                                     --------    --------   -----------  ----------  ----------
Changes from principal
  transactions:
  Transfer of net premiums.........   124,452      35,625        65,051     958,033     617,459
  Transfer on terminations.........   (40,841)     (6,237)      (60,852)   (803,029)   (318,350)
  Transfer on policy loans.........        --          --           (20)    (36,150)    (22,962)
  Net interfund transfers..........   412,988     163,848    (1,196,990)    870,224   1,564,402
                                     --------    --------   -----------  ----------  ----------
Net increase (decrease) in assets
  from principal transactions......   496,599     193,236    (1,192,811)    989,078   1,840,549
                                     --------    --------   -----------  ----------  ----------
Total increase (decrease) in assets   537,620     210,142    (1,105,190)  2,028,606   3,141,743
Assets beginning of year...........   210,142          --     1,105,190   5,817,582   2,675,839
                                     --------    --------   -----------  ----------  ----------
Assets end of year.................  $747,762    $210,142   $        --  $7,846,188  $5,817,582
                                     ========    ========   ===========  ==========  ==========

                                                             Sub-Account
                                    -------------------------------------------------------------
                                       Mid Cap
                                    Opportunities
                                        Trust       Mid Cap Stock Trust     Mid Cap Value Trust
                                    ------------- ----------------------  -----------------------
                                     Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                     Dec. 31/03#  Dec. 31/04  Dec. 31/03   Dec. 31/04  Dec. 31/03
                                    ------------- ----------  ----------  -----------  ----------
Income:
Net investment income during the
  year.............................   $      --   $       --  $       --  $    69,295  $   28,869
Met realized gain (loss) during
  the year.........................     (72,292)     286,503     136,599    1,186,891     (79,890)
Unrealized appreciation
  (depreciation) during the year...     180,038    1,167,590   1,428,911    1,620,437   1,972,179
                                      ---------   ----------  ----------  -----------  ----------
Net increase (decrease) in assets
  from operations..................     107,746    1,454,093   1,565,510    2,876,623   1,921,158
                                      ---------   ----------  ----------  -----------  ----------
Changes from principal
  transactions:
  Transfer of net premiums.........      69,631    1,109,543     582,970    1,693,501   1,183,534
  Transfer on terminations.........     (38,851)    (859,854)   (357,816)    (998,476)   (588,104)
  Transfer on policy loans.........        (200)     (38,600)         57       (7,594)    (17,277)
  Net interfund transfers..........    (943,038)   1,676,484   1,912,703    3,233,475     949,689
                                      ---------   ----------  ----------  -----------  ----------
Net increase (decrease) in assets
  from principal transactions......    (912,458)   1,887,573   2,137,914    3,920,906   1,527,842
                                      ---------   ----------  ----------  -----------  ----------
Total increase (decrease) in assets    (804,712)   3,341,666   3,703,424    6,797,529   3,449,000
Assets beginning of year...........     804,712    6,414,678   2,711,254    9,867,204   6,418,204
                                      ---------   ----------  ----------  -----------  ----------
Assets end of year.................   $      --   $9,756,344  $6,414,678  $16,664,733  $9,867,204
                                      =========   ==========  ==========  ===========  ==========

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.
# Terminated as an investment option and funds transferred to Dynamic Growth Trust on May 2, 2003.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                         Sub-Account
                                    ----------------------------------------------------
                                        Money Market Trust       Natural Resources Trust
                                    --------------------------  ------------------------
                                     Year Ended    Year Ended    Year Ended  Period Ended
                                     Dec. 31/04    Dec. 31/03    Dec. 31/04  Dec. 31/03^
                                    ------------  ------------  -----------  ------------
Income:
Net investment income during the
  year............................. $    652,359  $    568,563  $    49,554   $       --
Net realized gain (loss) during
  the year.........................           --            --      229,123        1,543
Unrealized appreciation
  (depreciation) during the year...           --            --      209,659      168,234
                                    ------------  ------------  -----------   ----------
Net increase (decrease) in assets
  from operations..................      652,359       568,563      488,336      169,777
                                    ------------  ------------  -----------   ----------
Changes from principal
  transactions:
  Transfer of net premiums.........   58,039,439    54,583,401      288,731      448,821
  Transfer on terminations.........  (17,648,508)  (10,561,004)  (1,154,304)     (17,343)
  Transfer on policy loans.........      574,206    (1,049,915)      (6,648)          --
  Net interfund transfers..........  (56,476,832)  (53,806,921)   2,638,282      531,602
                                    ------------  ------------  -----------   ----------
Net increase (decrease) in assets
  from principal transactions......  (15,511,695)  (10,834,439)   1,766,061      963,080
                                    ------------  ------------  -----------   ----------
Total increase (decrease) in assets  (14,859,336)  (10,265,876)   2,254,397    1,132,857
Assets beginning of year...........   93,383,242   103,649,118    1,132,857           --
                                    ------------  ------------  -----------   ----------
Assets end of year................. $ 78,523,906  $ 93,383,242  $ 3,387,254   $1,132,857
                                    ============  ============  ===========   ==========

                                                       Sub-Account
                                    ------------------------------------------------
                                         Overseas Trust         Pacific Rim Trust
                                    -----------------------  -----------------------
                                     Year Ended  Year Ended   Year Ended  Year Ended
                                     Dec. 31/04  Dec. 31/03   Dec. 31/04  Dec. 31/03
                                    -----------  ----------  -----------  ----------
Income:
Net investment income during the
  year............................. $    34,423  $   27,993  $    39,388  $   10,858
Net realized gain (loss) during
  the year.........................     638,676   2,262,634      591,744     917,687
Unrealized appreciation
  (depreciation) during the year...     363,446     800,982      731,200   1,700,733
                                    -----------  ----------  -----------  ----------
Net increase (decrease) in assets
  from operations..................   1,036,545   3,091,609    1,362,332   2,629,278
                                    -----------  ----------  -----------  ----------
Changes from principal
  transactions:
  Transfer of net premiums.........     951,319   1,024,553      827,972     801,578
  Transfer on terminations.........    (837,141)   (498,964)  (1,081,321)   (634,960)
  Transfer on policy loans.........     (90,380)     85,025       58,727     (98,651)
  Net interfund transfers..........   1,239,968    (347,341)     636,001    (869,792)
                                    -----------  ----------  -----------  ----------
Net increase (decrease) in assets
  from principal transactions......   1,263,766     263,273      441,379    (801,825)
                                    -----------  ----------  -----------  ----------
Total increase (decrease) in assets   2,300,311   3,354,882    1,803,711   1,827,453
Assets beginning of year...........   8,532,885   5,178,003    7,954,829   6,127,376
                                    -----------  ----------  -----------  ----------
Assets end of year................. $10,833,196  $8,532,885  $ 9,758,540  $7,954,829
                                    ===========  ==========  ===========  ==========

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                       Sub-Account
                                    ----------------------------------------------------
                                    Quantitative All Cap Trust Quantitative Equity Trust
                                    -------------------------- -------------------------
                                    Year Ended   Period Ended   Year Ended    Year Ended
                                    Dec. 31/04   Dec. 31/03^   Dec. 31/04xx   Dec. 31/03
                                    ----------   ------------  ------------  -----------
Income:
Net investment income during the
  year............................. $   4,675      $ 1,136     $    382,977  $   229,150
Net realized gain (loss) during
  the year.........................     5,924            8      (17,437,554)  (3,572,171)
Unrealized appreciation
  (depreciation) during the year...    21,798        1,006       16,998,745   10,877,670
                                    ---------      -------     ------------  -----------
Net increase (decrease) in assets
  from operations..................    32,397        2,150          (55,832)   7,534,649
                                    ---------      -------     ------------  -----------
Changes from principal
  transactions:
  Transfer of net premiums.........    43,329       28,030        1,081,406    4,062,523
  Transfer on terminations.........  (117,929)       1,596       (1,881,526)  (5,168,400)
  Transfer on policy loans.........        --           --         (236,388)    (310,271)
  Net interfund transfers..........   197,459       12,270      (36,915,602)  (1,909,408)
                                    ---------      -------     ------------  -----------
Net increase (decrease) in assets
  from principal transactions......   122,859       41,896      (37,952,110)  (3,325,556)
                                    ---------      -------     ------------  -----------
Total increase (decrease) in assets   155,256       44,046      (38,007,942)   4,209,093
Assets beginning of year...........    44,046           --       38,007,942   33,798,849
                                    ---------      -------     ------------  -----------
Assets end of year................. $ 199,302      $44,046     $         --  $38,007,942
                                    =========      =======     ============  ===========

                                                             Sub-Account
                                    -------------------------------------------------------------------
                                                               Quantitative
                                    Quantitative Mid Cap Trust Value Trust  Real Estate Securities Trust
                                    -------------------------  ------------ ---------------------------
                                    Year Ended    Year Ended   Period Ended  Year Ended     Year Ended
                                    Dec. 31/04    Dec. 31/03   Dec. 31/04##  Dec. 31/04     Dec. 31/03
                                    ----------    ----------   ------------  -----------   -----------
Income:
Net investment income during the
  year............................. $       --    $      --      $    --    $   904,075    $   785,707
Net realized gain (loss) during
  the year.........................     28,691      (12,792)          72        906,547       (163,197)
Unrealized appreciation
  (depreciation) during the year...    115,618      179,288        1,366      9,118,077      9,276,823
                                     ----------   ---------      -------     -----------   -----------
Net increase (decrease) in assets
  from operations..................    144,309      166,496        1,438     10,928,699      9,899,333
                                     ----------   ---------      -------     -----------   -----------
Changes from principal
  transactions:
  Transfer of net premiums.........     84,332       29,499          210      2,830,089      2,453,336
  Transfer on terminations.........    (73,871)    (103,796)        (555)    (4,214,517)    (3,581,500)
  Transfer on policy loans.........         (3)        (216)          --       (270,172)      (181,298)
  Net interfund transfers..........    332,393      158,025       14,429      1,056,144      1,088,395
                                     ----------   ---------      -------     -----------   -----------
Net increase (decrease) in assets
  from principal transactions......    342,851       83,512       14,084       (598,456)      (221,067)
                                     ----------   ---------      -------     -----------   -----------
Total increase (decrease) in assets    487,160      250,008       15,522     10,330,243      9,678,266
Assets beginning of year...........    661,466      411,458           --     35,054,800     25,376,534
                                     ----------   ---------      -------     -----------   -----------
Assets end of year................. $1,148,626    $ 661,466      $15,522    $45,385,043    $35,054,800
                                     ==========   =========      =======     ===========   ===========

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.
xx Terminated as an investment option and funds transferred to U.S. Large Cap Trust on May 3, 2004.
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                       Sub-Account
                                    -------------------------------------------------
                                     Real Return Bond Trust  Science & Technology Trust
                                    -----------------------  ------------------------
                                    Year Ended  Period Ended  Year Ended    Year Ended
                                    Dec. 31/04  Dec. 31/03^   Dec. 31/04    Dec. 31/03
                                    ----------  ------------ -----------   -----------
Income:
Net investment income during the
  year............................. $   40,433   $       --  $        --   $        --
Net realized gain (loss) during
  the year.........................     81,709         (698)     666,013    (4,793,973)
Unrealized appreciation
  (depreciation) during the year...     20,110       43,382     (518,371)   11,553,410
                                    ----------   ----------  -----------   -----------
Net increase (decrease) in assets
  from operations..................    142,252       42,684      147,642     6,759,437
                                    ----------   ----------  -----------   -----------
Changes from principal
  transactions:
  Transfer of net premiums.........    289,210      139,910    3,019,772     3,373,683
  Transfer on terminations.........   (250,327)     (63,418)  (2,296,110)   (2,617,290)
  Transfer on policy loans.........         --           --      (23,431)     (107,329)
  Net interfund transfers..........    211,497    1,205,309   (1,253,272)    1,773,304
                                    ----------   ----------  -----------   -----------
Net increase (decrease) in assets
  from principal transactions......    250,380    1,281,801     (553,041)    2,422,368
                                    ----------   ----------  -----------   -----------
Total increase (decrease) in assets    392,632    1,324,485     (405,399)    9,181,805
Assets beginning of year...........  1,324,485           --   21,846,463    12,664,658
                                    ----------   ----------  -----------   -----------
Assets end of year................. $1,717,117   $1,324,485  $21,441,064   $21,846,463
                                    ==========   ==========  ===========   ===========

                                                     Sub-Account
                                    --------------------------------------------
                                     Select Growth Trust   Small Cap Index Trust
                                    --------------------  ----------------------
                                    Year Ended Year Ended Year Ended  Year Ended
                                    Dec. 31/04 Dec. 31/03 Dec. 31/04  Dec. 31/03
                                    ---------- ---------- ----------  ----------
Income:
Net investment income during the
  year............................. $      69   $     98  $   17,840  $       --
Net realized gain (loss) during
  the year.........................    53,983     (2,879)    394,893    (215,679)
Unrealized appreciation
  (depreciation) during the year...   (39,941)    82,441     577,611   1,419,238
                                    ---------   --------  ----------  ----------
Net increase (decrease) in assets
  from operations..................    14,111     79,660     990,344   1,203,559
                                    ---------   --------  ----------  ----------
Changes from principal
  transactions:
  Transfer of net premiums.........   238,982    117,540     933,411     501,780
  Transfer on terminations.........  (114,827)   (73,053)   (536,269)   (450,613)
  Transfer on policy loans.........     8,086     (8,515)     (5,670)    (14,877)
  Net interfund transfers..........   (86,471)   192,834   1,802,908     723,395
                                    ---------   --------  ----------  ----------
Net increase (decrease) in assets
  from principal transactions......    45,770    228,806   2,194,380     759,685
                                    ---------   --------  ----------  ----------
Total increase (decrease) in assets    59,881    308,466   3,184,724   1,963,244
Assets beginning of year...........   501,653    193,187   4,431,369   2,468,125
                                    ---------   --------  ----------  ----------
Assets end of year................. $ 561,534   $501,653  $7,616,093  $4,431,369
                                    =========   ========  ==========  ==========

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                             Sub-Account
                                    --------------------------------------------------------------------
                                                                  Small Company
                                    Small Cap Opportunities Trust     Trust     Small Company Blend Trust
                                    ----------------------------- ------------- ------------------------
                                    Year Ended     Period Ended   Period Ended  Year Ended   Year Ended
                                    Dec. 31/04     Dec. 31/03^    Dec. 31/04##  Dec. 31/04   Dec. 31/03
                                    ----------     ------------   ------------- ----------   ----------
Income:
Net investment income during the
  year............................. $   36,432       $     --        $    --    $       --   $       --
Net realized gain (loss) during
  the year.........................    220,772          4,150          7,817        32,097      (57,470)
Unrealized appreciation
  (depreciation) during the year...    169,919         34,921            862       460,503    1,713,496
                                     ----------      --------        -------    ----------   ----------
Net increase (decrease) in assets
  from operations..................    427,123         39,071          8,679       492,600    1,656,026
                                     ----------      --------        -------    ----------   ----------
Changes from principal
  transactions:
  Transfer of net premiums.........    129,008         40,303         12,823       745,238      803,769
  Transfer on terminations.........    (76,104)           134         (2,709)     (559,194)    (385,150)
  Transfer on policy loans.........     (6,184)            --             --        (9,576)     (14,313)
  Net interfund transfers..........  3,100,039        205,880         49,451       377,199      456,324
                                     ----------      --------        -------    ----------   ----------
Net increase (decrease) in assets
  from principal transactions......  3,146,759        246,317         59,565       553,667      860,630
                                     ----------      --------        -------    ----------   ----------
Total increase (decrease) in assets  3,573,882        285,388         68,244     1,046,267    2,516,656
Assets beginning of year...........    285,388             --             --     6,021,024    3,504,368
                                     ----------      --------        -------    ----------   ----------
Assets end of year................. $3,859,270       $285,388        $68,244    $7,067,291   $6,021,024
                                     ==========      ========        =======    ==========   ==========

                                                      Sub-Account
                                    ----------------------------------------------
                                    Small Company Value Trust  Small-Mid Cap Trust
                                    ------------------------  --------------------
                                     Year Ended   Year Ended  Year Ended Year Ended
                                     Dec. 31/04   Dec. 31/03  Dec. 31/04 Dec. 31/03
                                    -----------  -----------  ---------- ----------
Income:
Net investment income during the
  year............................. $   221,735  $    61,027   $    203   $     --
Net realized gain (loss) during
  the year.........................     704,325      198,520     28,625    (12,392)
Unrealized appreciation
  (depreciation) during the year...   3,083,164    3,371,052     (2,892)    49,801
                                    -----------  -----------   --------   --------
Net increase (decrease) in assets
  from operations..................   4,009,224    3,630,599     25,936     37,409
                                    -----------  -----------   --------   --------
Changes from principal
  transactions:
  Transfer of net premiums.........   1,909,281    1,577,358    118,926    104,050
  Transfer on terminations.........  (1,511,185)  (1,127,575)   (65,749)   (44,194)
  Transfer on policy loans.........     (52,994)     (45,772)     9,236     (8,910)
  Net interfund transfers..........   1,242,354    1,196,157     (3,903)   109,473
                                    -----------  -----------   --------   --------
Net increase (decrease) in assets
  from principal transactions......   1,587,456    1,600,168     58,510    160,419
                                    -----------  -----------   --------   --------
Total increase (decrease) in assets   5,596,680    5,230,767     84,446    197,828
Assets beginning of year...........  15,034,590    9,803,823    292,105     94,277
                                    -----------  -----------   --------   --------
Assets end of year................. $20,631,270  $15,034,590   $376,551   $292,105
                                    ===========  ===========   ========   ========

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                     Sub-Account
                                    ---------------------------------------------
                                    Small-Mid Cap Growth
                                            Trust           Special Value Trust
                                    --------------------  -----------------------
                                    Year Ended Year Ended Year Ended  Period Ended
                                    Dec. 31/04 Dec. 31/03 Dec. 31/04  Dec. 31/03^
                                    ---------- ---------- ----------  ------------
Income:
Net investment income during the
  year.............................  $     --   $     --  $   13,642    $     --
Net realized gain (loss) during
  the year.........................    16,762     (3,232)     13,700       2,598
Unrealized appreciation
  (depreciation) during the year...    16,161     52,790     154,991     107,873
                                     --------   --------  ----------    --------
Net increase (decrease) in assets
  from operations..................    32,923     49,558     182,333     110,471
                                     --------   --------  ----------    --------
Changes from principal
  transactions:
  Transfer of net premiums.........    48,348     52,116     167,721      71,634
  Transfer on terminations.........   (26,598)   (14,917)    (65,269)    (23,485)
  Transfer on policy loans.........      (271)        --        (107)       (209)
  Net interfund transfers..........   (19,262)    28,865     250,241     506,839
                                     --------   --------  ----------    --------
Net increase (decrease) in assets
  from principal transactions......     2,217     66,064     352,586     554,779
                                     --------   --------  ----------    --------
Total increase (decrease) in assets    35,140    115,622     534,919     665,250
Assets beginning of year...........   208,462     92,840     665,250          --
                                     --------   --------  ----------    --------
Assets end of year.................  $243,602   $208,462  $1,200,169    $665,250
                                     ========   ========  ==========    ========

                                                             Sub-Account
                                    -------------------------------------------------------------
                                                                                       Strategic
                                      Strategic Bond Trust    Strategic Growth Trust  Income Trust
                                    ------------------------  ----------------------  ------------
                                     Year Ended   Year Ended  Year Ended  Year Ended  Period Ended
                                     Dec. 31/04   Dec. 31/03  Dec. 31/04  Dec. 31/03  Dec. 31/04##
                                    -----------  -----------  ----------  ----------  ------------
Income:
Net investment income during the
  year............................. $   358,034  $   373,391  $       --  $       --    $   775
Net realized gain (loss) during
  the year.........................     104,521      124,507      38,730     (56,337)       324
Unrealized appreciation
  (depreciation) during the year...     144,342      477,405     148,669     599,988        982
                                    -----------  -----------  ----------  ----------    -------
Net increase (decrease) in assets
  from operations..................     606,897      975,303     187,399     543,651      2,081
                                    -----------  -----------  ----------  ----------    -------
Changes from principal
  transactions:
  Transfer of net premiums.........   1,029,625    1,014,802     681,375     638,894      3,931
  Transfer on terminations.........    (977,096)  (1,072,348)   (178,252)   (178,279)    (1,192)
  Transfer on policy loans.........     (27,429)     (33,113)        (74)         --         --
  Net interfund transfers..........     345,977    1,274,419    (142,645)    847,149     46,453
                                    -----------  -----------  ----------  ----------    -------
Net increase (decrease) in assets
  from principal transactions......     371,077    1,183,760     360,404   1,307,764     49,192
                                    -----------  -----------  ----------  ----------    -------
Total increase (decrease) in assets     977,974    2,159,063     547,803   1,851,415     51,273
Assets beginning of year...........   9,023,050    6,863,987   3,029,672   1,178,257         --
                                    -----------  -----------  ----------  ----------    -------
Assets end of year................. $10,001,024  $ 9,023,050  $3,577,475  $3,029,672    $51,273
                                    ===========  ===========  ==========  ==========    =======

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                             Sub-Account
                                    -----------------------------------------------------------------
                                                                                         Telecommuni-
                                    Strategic Opportunities Trust Strategic Value Trust  cations Trust
                                    ----------------------------  ---------------------  -------------
                                     Year Ended     Year Ended    Year Ended  Year Ended  Year Ended
                                     Dec. 31/04     Dec. 31/03    Dec. 31/04  Dec. 31/03 Dec. 31/03^^
                                     -----------    -----------   ----------  ---------- -------------
Income:
Net investment income during the
  year............................. $    20,627    $        --    $   10,372   $     91    $      --
Net realized gain (loss) during
  the year.........................  (3,471,694)    (3,326,683)      135,287    (24,428)     (17,790)
Unrealized appreciation
  (depreciation) during the year...   6,153,730      8,317,512        87,933    177,932       41,142
                                     -----------    -----------   ----------   --------    ---------
Net increase (decrease) in assets
  from operations..................   2,702,663      4,990,829       233,592    153,595       23,352
                                     -----------    -----------   ----------   --------    ---------
Changes from principal
  transactions:
  Transfer of net premiums.........   2,532,786      2,962,816       208,586     76,753        8,415
  Transfer on terminations.........  (2,968,325)    (2,586,749)      (95,357)   (44,056)      (8,014)
  Transfer on policy loans.........    (158,028)      (161,653)      (12,521)        --         (563)
  Net interfund transfers..........  (1,926,626)      (823,819)      240,110    170,126     (274,118)
                                     -----------    -----------   ----------   --------    ---------
Net increase (decrease) in assets
  from principal transactions......  (2,520,193)      (609,405)      340,818    202,823     (274,280)
                                     -----------    -----------   ----------   --------    ---------
Total increase (decrease) in assets     182,470      4,381,424       574,410    356,418     (250,928)
Assets beginning of year...........  23,938,705     19,557,281       858,268    501,850      250,928
                                     -----------    -----------   ----------   --------    ---------
Assets end of year................. $24,121,175    $23,938,705    $1,432,678   $858,268    $      --
                                     ===========    ===========   ==========   ========    =========

                                                              Sub-Account
                                    ----------------------------------------------------------------------
                                                                                              U.S. Global
                                                                                             Leaders Growth
                                       Total Return Trust     Total Stock Market Index Trust     Trust
                                    ------------------------  -----------------------------  --------------
                                     Year Ended   Year Ended  Year Ended      Year Ended      Period Ended
                                     Dec. 31/04   Dec. 31/03  Dec. 31/04      Dec. 31/03      Dec. 31/04##
                                    -----------  -----------  ----------      ----------     --------------
Income:
Net investment income during the
  year............................. $   902,549  $   960,822  $   25,667      $       --        $    536
Net realized gain (loss) during
  the year.........................     (39,301)      46,192      73,930         (33,723)          1,169
Unrealized appreciation
  (depreciation) during the year...      (9,450)    (249,456)    487,526         829,197           4,183
                                    -----------  -----------    ----------     ----------       --------
Net increase (decrease) in assets
  from operations..................     853,798      757,558     587,123         795,474           5,888
                                    -----------  -----------    ----------     ----------       --------
Changes from principal
  transactions:
  Transfer of net premiums.........   2,044,931    2,461,402     610,235         332,728          29,478
  Transfer on terminations.........  (1,601,832)  (1,450,466)   (364,650)       (246,874)         (2,086)
  Transfer on policy loans.........     (66,393)      18,420      (4,119)         42,741              --
  Net interfund transfers..........    (885,041)   3,089,826     929,855       1,077,843          89,729
                                    -----------  -----------    ----------     ----------       --------
Net increase (decrease) in assets
  from principal transactions......    (508,335)   4,119,182   1,171,321       1,206,438         117,121
                                    -----------  -----------    ----------     ----------       --------
Total increase (decrease) in assets     345,463    4,876,740   1,758,444       2,001,912         123,009
Assets beginning of year...........  17,963,495   13,086,755   4,003,691       2,001,779              --
                                    -----------  -----------    ----------     ----------       --------
Assets end of year................. $18,308,958  $17,963,495  $5,762,135      $4,003,691        $123,009
                                    ===========  ===========    ==========     ==========       ========

^^ Terminated as an investment option and funds transferred to Science & Technology Trust on May 2, 2003.
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                        Sub-Account
                                    ---------------------------------------------------------
                                    U.S. Government Securities Trust   U.S. Large Cap Trust
                                    -------------------------------  ------------------------
                                     Year Ended       Year Ended      Year Ended   Year Ended
                                     Dec. 31/04       Dec. 31/03      Dec. 31/04   Dec. 31/03
                                      -----------     -----------    -----------  -----------
Income:
Net investment income during the
  year............................. $   576,550      $   667,547     $    57,223  $    52,203
Net realized gain (loss) during
  the year.........................      96,655          196,908         226,381     (423,650)
Unrealized appreciation
  (depreciation) during the year...    (235,239)        (527,286)      4,223,937    4,573,391
                                      -----------     -----------    -----------  -----------
Net increase (decrease) in assets
  from operations..................     437,966          337,169       4,507,541    4,201,944
                                      -----------     -----------    -----------  -----------
Changes from principal
  transactions:
  Transfer of net premiums.........   2,318,656        2,782,100       4,526,084    1,907,614
  Transfer on terminations.........  (3,487,442)      (2,621,933)     (5,374,696)  (1,008,703)
  Transfer on policy loans.........     (14,392)         (46,189)        202,315       37,416
  Net interfund transfers..........  (3,487,463)      (1,015,573)     33,854,684     (168,858)
                                      -----------     -----------    -----------  -----------
Net increase (decrease) in assets
  from principal transactions......  (4,670,641)        (901,595)     33,208,387      767,469
                                      -----------     -----------    -----------  -----------
Total increase (decrease) in assets  (4,232,675)        (564,426)     37,715,928    4,969,413
Assets beginning of year...........  19,272,188       19,836,614      15,824,781   10,855,368
                                      -----------     -----------    -----------  -----------
Assets end of year................. $15,039,513      $19,272,188     $53,540,709  $15,824,781
                                      ===========     ===========    ===========  ===========

                                                      Sub-Account
                                    -----------------------------------------------
                                       Utilities Trust            Value Trust
                                    ---------------------  ------------------------
                                    Year Ended  Year Ended  Year Ended   Year Ended
                                    Dec. 31/04  Dec. 31/03  Dec. 31/04   Dec. 31/03
                                    ----------  ---------- -----------  -----------
Income:
Net investment income during the
  year............................. $   10,242   $  8,236  $   104,790  $   169,691
Net realized gain (loss) during
  the year.........................    102,520     92,165      202,735         (243)
Unrealized appreciation
  (depreciation) during the year...    474,887    115,662    2,201,244    4,713,520
                                    ----------   --------  -----------  -----------
Net increase (decrease) in assets
  from operations..................    587,649    216,063    2,508,769    4,882,968
                                    ----------   --------  -----------  -----------
Changes from principal
  transactions:
  Transfer of net premiums.........    120,234     79,178    1,693,789    1,783,894
  Transfer on terminations.........   (173,394)   (73,165)  (1,832,365)  (1,419,274)
  Transfer on policy loans.........    (10,999)      (224)     (51,000)     (44,408)
  Net interfund transfers..........  1,920,288    179,851   (1,187,148)     101,317
                                    ----------   --------  -----------  -----------
Net increase (decrease) in assets
  from principal transactions......  1,856,129    185,640   (1,376,724)     421,529
                                    ----------   --------  -----------  -----------
Total increase (decrease) in assets  2,443,778    401,703    1,132,045    5,304,497
Assets beginning of year...........    827,660    425,957   17,679,245   12,374,748
                                    ----------   --------  -----------  -----------
Assets end of year................. $3,271,438   $827,660  $18,811,290  $17,679,245
                                    ==========   ========  ===========  ===========

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                                                       Total
                                           -----------------------------
                                             Year Ended      Year Ended
                                             Dec. 31/04      Dec. 31/03
                                           --------------  -------------
       Income:
       Net investment income during the
         year............................. $   13,826,143  $  11,668,542
       Net realized gain (loss) during
         the year.........................    (26,229,790)   (18,874,648)
       Unrealized appreciation
         (depreciation) during the year...    123,064,158    192,744,505
                                           --------------  -------------
       Net increase (decrease) in assets
         from operations..................    110,660,511    185,538,399
                                           --------------  -------------
       Changes from principal
         transactions:
         Transfer of net premiums.........    165,922,910    153,497,446
         Transfer on terminations.........   (128,504,682)  (100,744,020)
         Transfer on policy loans.........     (1,245,115)    (3,784,423)
         Net interfund transfers..........     (2,517,721)    (4,013,910)
                                           --------------  -------------
       Net increase (decrease) in assets
         from principal transactions......     33,655,392     44,955,093
                                           --------------  -------------
       Total increase (decrease) in assets    144,315,903    230,493,492
       Assets beginning of year...........    972,366,926    741,873,434
                                           --------------  -------------
       Assets end of year................. $1,116,682,829  $ 972,366,926
                                           ==============  =============

See accompanying notes.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2004

1. Organization

The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Company"). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has seventy-eight active investment sub-accounts that invest in shares of a particular Manufacturers Investment Trust Portfolio, one sub-account that invests in shares of a particular John Hancock Variable Series I Trust portfolio and one sub-account that invests in shares of a particular PIMCO Variable Insurance Trust Portfolio. Manufacturers Investment Trust, John Hancock Variable Series I Trust and PIMCO Variable Investment Trust (collectively the "Trusts") are registered under the Act as open-end management investment companies, commonly known as mutual funds, which do not transact with the general public. Instead, the Trusts deal primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

             Previous Name                   New Name         Effective Date
             -------------                   --------         --------------
      Capital Opportunities Trust      Strategic Value Trust   May 1, 2003
          Global Equity Trust              Global Trust        May 3, 2004
   Pacific Rim Emerging Markets Trust    Pacific Rim Trust     May 3, 2004
       Tactical Allocation Trust      Global Allocation Trust  May 1, 2003
       U.S. Large Cap Value Trust      U.S. Large Cap Trust    May 1, 2003

Effective May 3, 2004 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

                        Terminated         Funds Transferred To
                        ----------         --------------------
                      Balanced Trust       Income & Value Trust
                 Quantitative Equity Trust U.S. Large Cap Trust

Effective June 18, 2004 the following sub-account of the Account was terminated as an investment option and funds transferred to an existing sub-account fund as follows:

                  Terminated              Funds Transferred To
                  ----------              --------------------
           International Index Trust International Equity Index Fund

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

1. Organization -- (continued)


Effective May 2, 2003 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

                     Terminated             Funds Transferred To
                     ----------             --------------------
             Internet Technologies Trust Science & Technology Trust
                Mid Cap Growth Trust        Dynamic Growth Trust
             Mid Cap Opportunities Trust    Dynamic Growth Trust
              Telecommunications Trust.. Science & Technology Trust

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                              Commencement of Operations of
                                                    the Sub-accounts
                                              -----------------------------
     All Asset Portfolio.....................         May 3, 2004
     American Blue Chip Income & Growth Trust         July 9, 2003
     American Growth Trust...................         July 9, 2003
     American Growth-Income Trust............         July 9, 2003
     American International Trust............         July 9, 2003
     Classic Value Trust.....................         May 3, 2004
     Core Equity Trust.......................         May 3, 2004
     Emerging Growth Trust...................         May 5, 2003
     International Equity Index Fund.........         May 3, 2004
     Large Cap Value Trust...................         May 5, 2003
     Mid Cap Core Trust......................         May 5, 2003
     Natural Resources Trust.................         May 5, 2003
     Quantitative All Cap Trust..............         May 5, 2003
     Quantitative Value Trust................         May 3, 2004
     Real Return Bond Trust..................         May 5, 2003
     Small Cap Opportunities Trust...........         May 5, 2003
     Small Company Trust.....................         May 3, 2004
     Special Value Trust.....................         May 5, 2003
     Strategic Income Trust..................         May 3, 2004
     U.S. Global Leaders Growth Trust........         May 3, 2004

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general account.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

2. Significant Accounting Policies -- (continued)


The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, a charge for mortality and expense risks, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4. Purchases and Sales

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

        Subaccount                                Purchases     Sales
        ----------                               ----------- -----------
        500 Index Trust......................... $10,738,370 $ 2,079,218
        Aggressive Growth Trust.................     985,007   1,360,386
        All Asset Portfolio.....................      93,902       1,387
        All Cap Core Trust......................   1,536,285   1,758,969
        All Cap Growth Trust....................   1,200,186   2,672,730
        All Cap Value Trust.....................   4,412,663   3,499,130
        American Blue Chip Income & Growth Trust   1,587,601      98,715
        American Growth Trust...................   6,104,297     278,338
        American Growth-Income Trust............   5,548,589     203,572
        American International Trust............   8,181,962   3,271,460
        Balanced Trust..........................   1,268,680  25,783,815
        Blue Chip Growth Trust..................   3,687,466   4,771,335
        Capital Appreciation Trust..............   1,042,267     266,224
        Classic Value Trust.....................     238,286      44,567
        Core Equity Trust.......................      62,204         782
        Core Value Trust........................     345,381     260,036
        Diversified Bond Trust..................   2,700,612   1,561,589
        Dynamic Growth Trust....................     609,475     559,818
        Emerging Growth Trust...................     447,201     103,649

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

4. Purchases and Sales -- (continued)

           Subaccount                         Purchases     Sales
           ----------                        ----------- -----------
           Emerging Small Company Trust..... $ 1,991,802 $ 9,511,050
           Equity-Income Trust..............   7,366,256   4,405,647
           Equity Index Trust...............   5,298,751   9,311,664
           Financial Services Trust.........     794,448     198,661
           Fundamental Value Trust..........   6,569,359   5,023,727
           Global Allocation Trust..........     564,848      94,302
           Global Trust.....................   1,573,233   1,811,671
           Global Bond Trust................   2,226,636   1,087,840
           Global Equity Select Trust.......      50,880      11,542
           Growth & Income Trust............   3,110,046   6,540,043
           Health Sciences Trust............   2,535,224   1,330,668
           High Grade Bond Trust............     418,396     158,831
           High Yield Trust.................  16,931,741  16,588,741
           Income & Value Trust.............  27,092,758   5,221,193
           International Equity Index Fund..   4,225,177     620,875
           International Equity Select Trust     241,662      79,483
           International Index Trust........     875,379   3,210,057
           International Small Cap Trust....   4,785,649   4,946,388
           International Stock Trust........   3,526,987   5,586,760
           International Value Trust........   8,659,895   4,583,120
           Investment Quality Bond Trust....   3,346,339   3,563,734
           Large Cap Growth Trust...........   5,884,388   5,569,797
           Large Cap Value Trust............   6,359,526   3,989,823
           Lifestyle Aggressive 1000 Trust..   4,454,046   1,200,818
           Lifestyle Balanced 640 Trust.....  12,390,010   3,577,427
           Lifestyle Conservative 280 Trust.   1,361,149   1,150,292
           Lifestyle Growth 820 Trust.......  16,480,755   4,702,396
           Lifestyle Moderate 460 Trust.....   3,425,205   1,047,422
           Mid Cap Core Trust...............   1,359,372     860,539
           Mid Cap Index Trust..............   2,279,107   1,256,186
           Mid Cap Stock Trust..............   2,838,537     950,963
           Mid Cap Value Trust..............   9,898,244   5,908,043
           Money Market Trust...............  45,060,430  59,919,767
           Natural Resources Trust..........   3,938,113   2,122,499
           Overseas Trust...................   8,515,696   7,217,508
           Pacific Rim Trust................   4,848,489   4,367,722
           Quantitative All Cap Trust.......     307,439     179,904
           Quantitative Equity Trust........     713,312  38,282,446
           Quantitative Mid Cap Trust.......     566,243     223,393
           Quantitative Value Trust.........      27,031      12,948

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

4. Purchases and Sales -- (continued)

         Subaccount                           Purchases      Sales
         ----------                          ------------ ------------
         Real Estate Securities Trust....... $  4,843,060 $  4,537,442
         Real Return Bond Trust.............    1,831,875    1,541,061
         Science & Technology Trust.........    3,175,518    3,728,560
         Select Growth Trust................      356,014      310,175
         Small Cap Index Trust..............    3,548,031    1,335,811
         Small Cap Opportunities Trust......    8,294,663    5,111,472
         Small Company Trust................    2,239,331    2,179,766
         Small Company Blend Trust..........    1,253,447      699,781
         Small Company Value Trust..........    4,601,559    2,792,367
         Small-Mid Cap Trust................      213,624      154,912
         Small-Mid Cap Growth Trust.........       74,690       72,475
         Special Value Trust................      424,775       58,548
         Strategic Bond Trust...............    2,143,944    1,414,832
         Strategic Growth Trust.............      890,385      529,981
         Strategic Income Trust.............       57,946        7,979
         Strategic Opportunities Trust......    1,566,368    4,065,934
         Strategic Value Trust..............    2,536,305    2,185,115
         Total Return Trust.................    3,760,134    3,365,921
         Total Stock Market Index Trust.....    2,038,397      841,409
         U.S. Global Leaders Growth Trust...      151,393       33,736
         U.S. Government Securities Trust...    2,528,699    6,622,790
         U.S. Large Cap Trust...............   41,839,896    8,574,286
         Utilities Trust....................    2,413,863      547,491
         Value Trust........................    2,142,207    3,414,141
                                             ------------ ------------
                                             $376,609,116 $329,127,595
                                             ============ ============

5. Financial Highlights

                                                 Sub-Account
                                ----------------------------------------------
                                               500 Index Trust
                                ----------------------------------------------
                                Year Ended  Year Ended Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03 Dec. 31/02  Dec. 31/01
                                ----------- ---------- ----------- -----------
 Units, beginning of year......   2,723,784  1,830,318   1,363,591     473,346
 Units issued..................   1,039,943  1,354,207     939,940   1,050,477
 Units redeemed................   (204,756)  (460,741)   (473,213)   (160,232)
                                ----------- ---------- ----------- -----------
 Units, end of year............   3,558,971  2,723,784   1,830,318   1,363,591
                                =========== ========== =========== ===========
 Unit value, end of year.......      $10.83      $9.82       $7.67       $9.91

 Assets, end of year........... $38,544,765 26,754,612 $14,045,123 $13,506,774

 Investment income ratio/(1)/..       0.88%      0.82%       0.00%       1.26%
 Total return/(2)/.............      10.26%     28.00%    (22.53%)    (12.37%)

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                  -------------------------------------------
                                            Aggressive Growth Trust
                                  -------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                  ---------- ---------- ---------- ----------
   Units, beginning of year......    536,997    476,997    457,854    356,548
   Units issued..................     62,500    125,129     91,010    159,435
   Units redeemed................   (86,852)   (65,129)   (71,867)   (58,129)
                                  ---------- ---------- ---------- ----------
   Units, end of year............    512,645    536,997    476,997    457,854
                                  ========== ========== ========== ==========
   Unit value, end of year.......     $16.87     $15.44     $11.53     $15.37

   Assets, end of year........... $8,649,384 $8,292,221 $5,502,103 $7,037,748

   Investment income ratio/(1)/..      0.00%      0.00%      0.00%      0.00%
   Total return/(2)/.............      9.26%     33.87%   (24.96%)   (25.98%)

                                                 Sub-Account
                                                 ------------
                                                  All Asset
                                                  Portfolio
                                                 ------------
                                                 Period Ended
                                                 Dec. 31/04##
                                                 ------------
                  Units, beginning of year......        --
                  Units issued..................     6,847
                  Units redeemed................     (105)
                                                   -------
                  Units, end of year............     6,742
                                                   =======
                  Unit value, end of year.......    $14.00

                  Assets, end of year...........   $94,388

                  Investment income ratio/(1)/..     6.59%
                  Total return/(2)/.............    12.00%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                  Sub-Account
                                -----------------------------------------------
                                              All Cap Core Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   1,000,982     975,021   1,000,241     890,331
 Units issued..................      98,257     176,770     254,656     303,742
 Units redeemed................   (116,128)   (150,809)   (279,876)   (193,832)
                                ----------- ----------- ----------- -----------
 Units, end of year............     983,111   1,000,982     975,021   1,000,241
                                =========== =========== =========== ===========
 Unit value, end of year.......      $16.66      $14.32      $10.88      $14.56

 Assets, end of year........... $16,373,327 $14,330,968 $10,611,901 $14,561,330

 Investment income ratio/(1)/..       0.43%       0.00%       0.00%       0.00%
 Total return/(2)/.............      16.33%      31.55%    (25.23%)    (21.37%)

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                -----------------------------------------------
                                             All Cap Growth Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......     892,043     829,943     890,563     749,807
 Units issued..................      63,325     202,308     207,809     296,702
 Units redeemed................   (141,751)   (140,208)   (268,429)   (155,946)
                                ----------- ----------- ----------- -----------
 Units, end of year............     813,617     892,043     829,943     890,563
                                =========== =========== =========== ===========
 Unit value, end of year.......      $20.05      $18.82      $14.57      $19.27

 Assets, end of year........... $16,314,369 $16,791,502 $12,088,231 $17,159,871

 Investment income ratio/(1)/..       0.00%       0.00%       0.00%       0.00%
 Total return/(2)/.............       6.52%      29.23%    (24.41%)    (23.77%)

                                                  Sub-Account
                                 ---------------------------------------------
                                              All Cap Value Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    285,504     82,277    33,810          --
  Units issued..................    336,402    300,362   130,547      38,277
  Units redeemed................  (273,738)   (97,135)  (82,080)     (4,467)
                                 ---------- ----------  --------    --------
  Units, end of year............    348,168    285,504    82,277      33,810
                                 ========== ==========  ========    ========
  Unit value, end of year.......     $14.60     $12.59     $9.10      $12.61

  Assets, end of year........... $5,084,421 $3,595,544  $748,895    $426,415

  Investment income ratio/(1)/..      0.40%      0.05%     0.00%       0.04%
  Total return/(2)/.............     15.96%     38.36%  (27.83%)       0.90%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                  Sub-Account
                                            -----------------------
                                              American Blue Chip
                                             Income & Growth Trust
                                            -----------------------
                                            Year Ended Period Ended
                                            Dec. 31/04 Dec. 31/03+
                                            ---------- ------------
             Units, beginning of year......     75,766          --
             Units issued..................    110,409      76,675
             Units redeemed................    (6,896)       (909)
                                            ----------  ----------
             Units, end of year............    179,279      75,766
                                            ==========  ==========
             Unit value, end of year.......     $15.53      $14.21

             Assets, end of year........... $2,784,837  $1,076,622

             Investment income ratio/(1)/..      0.00%       0.00%
             Total return/(2)/.............      9.32%      13.68%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)

                                                  Sub-Account
                                            -----------------------
                                             American Growth Trust
                                            -----------------------
                                            Year Ended Period Ended
                                            Dec. 31/04 Dec. 31/03+
                                            ---------- ------------
             Units, beginning of year......    137,745          --
             Units issued..................    427,410     141,286
             Units redeemed................   (19,539)     (3,541)
                                            ----------  ----------
             Units, end of year............    545,616     137,745
                                            ==========  ==========
             Unit value, end of year.......     $15.57      $13.89

             Assets, end of year........... $8,493,287  $1,912,823

             Investment income ratio/(1)/..      0.00%       0.00%
             Total return/(2)/.............     12.10%      11.09%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                                  Sub-Account
                                            -----------------------
                                                   American
                                              Growth-Income Trust
                                            -----------------------
                                            Year Ended Period Ended
                                            Dec. 31/04 Dec. 31/03+
                                            ---------- ------------
             Units, beginning of year......     82,521          --
             Units issued..................    380,820      82,865
             Units redeemed................   (14,222)       (344)
                                            ----------  ----------
             Units, end of year............    449,119      82,521
                                            ==========  ==========
             Unit value, end of year.......     $15.56      $14.15

             Assets, end of year........... $6,986,508  $1,167,422

             Investment income ratio/(1)/..      0.27%       0.00%
             Total return/(2)/.............      9.96%      13.18%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                                  Sub-Account
                                            -----------------------
                                                   American
                                              International Trust
                                            -----------------------
                                            Year Ended Period Ended
                                            Dec. 31/04 Dec. 31/03+
                                            ---------- ------------
             Units, beginning of year......    162,566          --
             Units issued..................    508,234   1,310,329
             Units redeemed................  (205,832) (1,147,763)
                                            ---------- -----------
             Units, end of year............    464,968     162,566
                                            ========== ===========
             Unit value, end of year.......     $18.05      $15.19

             Assets, end of year........... $8,393,946  $2,468,646

             Investment income ratio/(1)/..      0.48%       0.00%
             Total return/(2)/.............     18.88%      21.48%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                               ------------------------------------------------
                                                Balanced Trust
                               ------------------------------------------------
                               Year Ended   Year Ended  Year Ended  Year Ended
                               Dec. 31/04x  Dec. 31/03  Dec. 31/02  Dec. 31/01
                               ------------ ----------- ----------- -----------
Units, beginning of year......    1,074,201   1,121,543   1,289,838   1,330,346
Units issued..................       26,862      67,979      78,206     120,133
Units redeemed................  (1,101,063)   (115,321)   (246,501)   (160,641)
                               ------------ ----------- ----------- -----------
Units, end of year............           --   1,074,201   1,121,543   1,289,838
                               ============ =========== =========== ===========
Unit value, end of year.......       $23.41      $23.51      $20.57      $24.01

Assets, end of year........... $         -- $25,250,219 $23,064,651 $30,975,672

Investment income ratio/(1)/..        2.46%       2.45%       2.52%       2.21%
Total return/(2)/.............      (0.42%)      14.30%    (14.36%)    (10.20%)

x Terminated as an investment option and funds transferred to Income & Value Trust on May 3, 2004.

                                                  Sub-Account
                                -----------------------------------------------
                                            Blue Chip Growth Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   1,870,417   1,921,586   1,766,660   1,462,754
 Units issued..................     179,087     255,924     435,842     464,723
 Units redeemed................   (234,494)   (307,093)   (280,916)   (160,817)
                                ----------- ----------- ----------- -----------
 Units, end of year............   1,815,010   1,870,417   1,921,586   1,766,660
                                =========== =========== =========== ===========
 Unit value, end of year.......      $21.81      $20.01      $15.49      $20.45

 Assets, end of year........... $39,592,296 $37,420,129 $29,762,395 $36,125,334

 Investment income ratio/(1)/..       0.11%       0.04%       0.00%       0.00%
 Total return/(2)/.............       9.03%      29.17%    (24.26%)    (14.61%)

                                                  Sub-Account
                                 ---------------------------------------------
                                          Capital Appreciation Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    137,603     74,887    27,016          --
  Units issued..................    104,968     93,279    71,060      28,389
  Units redeemed................   (26,664)   (30,563)  (23,189)     (1,373)
                                 ---------- ---------- ---------   ---------
  Units, end of year............    215,907    137,603    74,887      27,016
                                 ========== ========== =========   =========
  Unit value, end of year.......     $10.90      $9.97     $7.70      $11.10

  Assets, end of year........... $2,353,509 $1,371,982 $ 576,722   $ 299,845

  Investment income ratio/(1)/..      0.00%      0.00%     0.00%       0.00%
  Total return/(2)/.............      9.33%     29.47%  (30.61%)    (11.21%)

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                                 ------------
                                                   Classic
                                                 Value Trust
                                                 ------------
                                                 Period Ended
                                                 Dec. 31/04##
                                                 ------------
                  Units, beginning of year......         --
                  Units issued..................     18,133
                  Units redeemed................    (3,298)
                                                   --------
                  Units, end of year............     14,835
                                                   ========
                  Unit value, end of year.......     $13.91

                  Assets, end of year...........   $206,397

                  Investment income ratio/(1)/..      0.68%
                  Total return/(2)/.............     11.31%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                 Sub-Account
                                                 ------------
                                                 Core Equity
                                                    Trust
                                                 ------------
                                                 Period Ended
                                                 Dec. 31/04##
                                                 ------------
                  Units, beginning of year......        --
                  Units issued..................     4,889
                  Units redeemed................       (61)
                                                   -------
                  Units, end of year............     4,828
                                                   =======
                  Unit value, end of year.......    $14.23

                  Assets, end of year...........   $68,707

                  Investment income ratio/(1)/..     0.00%
                  Total return/(2)/.............    13.84%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                  Sub-Account
                                 ---------------------------------------------
                                               Core Value Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01**
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    50,641     24,424      4,163         --
  Units issued..................    29,374     43,149     21,882      4,212
  Units redeemed................  (22,148)   (16,932)    (1,621)       (49)
                                  --------   --------   --------    -------
  Units, end of year............    57,867     50,641     24,424      4,163
                                  ========   ========   ========    =======
  Unit value, end of year.......    $12.05     $11.67      $9.42     $11.90
  Assets, end of year...........  $697,529   $591,100   $230,102    $49,540
                                  ========   ========   ========    =======
  Investment income ratio/(1)/..     0.39%      0.44%      0.81%      0.65%
                                  ========   ========   ========    =======
  Total return/(2)/.............     3.27%     23.90%   (20.82%)    (4.81%)

** Reflects the period from commencement of operations on July 16, 2001 through December 31, 2001.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)

                                                 Sub-Account
                                ----------------------------------------------
                                            Diversified Bond Trust
                                ----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- ----------
 Units, beginning of year......     891,237     794,501     429,951    226,375
 Units issued..................     115,015     202,636     480,462    228,999
 Units redeemed................    (89,102)   (105,900)   (115,912)   (25,423)
                                ----------- ----------- ----------- ----------
 Units, end of year............     917,150     891,237     794,501    429,951
                                =========== =========== =========== ==========
 Unit value, end of year.......      $18.05      $17.38      $16.62     $15.44

 Assets, end of year........... $16,555,166 $15,490,655 $13,201,469 $6,638,730

 Investment income ratio/(1)/..       4.20%       4.62%       4.60%      4.79%
 Total return/(2)/.............       3.85%       4.60%       7.61%      7.09%

                                                  Sub-Account
                                  -------------------------------------------
                                             Dynamic Growth Trust
                                  -------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                  ---------- ---------- ---------- ----------
   Units, beginning of year......  1,137,436    465,959    414,500    185,672
   Units issued..................    138,220  1,016,653    158,309    282,492
   Units redeemed................  (127,303)  (345,176)  (106,850)   (53,664)
                                  ---------- ---------- ---------- ----------
   Units, end of year............  1,148,353  1,137,436    465,959    414,500
                                  ========== ========== ========== ==========
   Unit value, end of year.......      $4.85      $4.41      $3.42      $4.77

   Assets, end of year........... $5,568,057 $5,013,740 $1,591,827 $1,976,588

   Investment income ratio/(1)/..      0.00%      0.00%      0.00%      0.16%
   Total return/(2)/.............     10.01%     29.04%   (28.36%)   (40.24%)

                                                  Sub-Account
                                            -----------------------
                                             Emerging Growth Trust
                                            -----------------------
                                            Year Ended Period Ended
                                            Dec. 31/04 Dec. 31/03^
                                            ---------- ------------
             Units, beginning of year......    14,999          --
             Units issued..................    26,543      17,815
             Units redeemed................   (6,411)     (2,816)
                                             --------    --------
             Units, end of year............    35,131      14,999
                                             ========    ========
             Unit value, end of year.......    $17.48      $16.35

             Assets, end of year...........  $614,154    $245,303

             Investment income ratio/(1)/..     0.00%       0.00%
             Total return/(2)/.............     6.90%      30.84%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                -----------------------------------------------
                                         Emerging Small Company Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   1,067,807   1,164,612   1,260,898   1,307,969
 Units issued..................      35,210      75,601      79,736      87,218
 Units redeemed................   (168,954)   (172,406)   (176,022)   (134,289)
                                ----------- ----------- ----------- -----------
 Units, end of year............     934,063   1,067,807   1,164,612   1,260,898
                                =========== =========== =========== ===========
 Unit value, end of year.......      $61.46      $55.11      $39.44      $55.71

 Assets, end of year........... $57,409,523 $58,849,795 $45,935,275 $70,245,302

 Investment income ratio/(1)/..       0.00%       0.00%       0.00%       0.00%
 Total return/(2)/.............      11.52%      39.73%    (29.20%)    (22.24%)

                                                  Sub-Account
                                -----------------------------------------------
                                              Equity-Income Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   2,332,214   2,036,266   1,655,611   1,380,099
 Units issued..................     284,993     492,879     569,731     422,684
 Units redeemed................   (204,465)   (196,931)   (189,076)   (147,172)
                                ----------- ----------- ----------- -----------
 Units, end of year............   2,412,742   2,332,214   2,036,266   1,655,611
                                =========== =========== =========== ===========
 Unit value, end of year.......      $23.81      $20.74      $16.52      $19.04

 Assets, end of year........... $57,447,214 $48,366,495 $33,629,032 $31,529,986

 Investment income ratio/(1)/..       1.24%       1.40%       1.28%       1.68%
 Total return/(2)/.............      14.81%      25.57%    (13.28%)       1.29%

                                                  Sub-Account
                                -----------------------------------------------
                                              Equity Index Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   2,963,184   3,376,208   3,430,166   3,447,963
 Units issued..................     238,694     277,789     339,080     347,501
 Units redeemed................   (486,722)   (690,813)   (393,038)   (365,298)
                                ----------- ----------- ----------- -----------
 Units, end of year............   2,715,156   2,963,184   3,376,208   3,430,166
                                =========== =========== =========== ===========
 Unit value, end of year.......      $20.84      $18.86      $14.70      $18.92

 Assets, end of year........... $56,576,862 $55,890,853 $49,640,226 $64,913,790

 Investment income ratio/(1)/..       1.26%       1.43%       1.13%       1.04%
 Total return/(2)/.............      10.47%      28.28%    (22.30%)    (12.26%)

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                 ---------------------------------------------
                                           Financial Services Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    118,024     60,661    27,008          --
  Units issued..................     60,023     75,287    51,032      32,470
  Units redeemed................   (14,919)   (17,924)  (17,379)     (5,462)
                                 ---------- ----------  --------    --------
  Units, end of year............    163,128    118,024    60,661      27,008
                                 ========== ==========  ========    ========
  Unit value, end of year.......     $14.09     $12.76     $9.55      $11.63

  Assets, end of year........... $2,297,778 $1,506,136  $579,506    $314,189

  Investment income ratio/(1)/..      0.34%      0.17%     0.00%       0.07%
  Total return/(2)/.............     10.38%     33.58%  (17.88%)     (6.93%)

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                  Sub-Account
                                 ---------------------------------------------
                                            Fundamental Value Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    590,460    423,266    174,799          --
  Units issued..................    491,439    201,632    287,654     176,723
  Units redeemed................  (386,516)   (34,438)   (39,187)     (1,924)
                                 ---------- ---------- ----------  ----------
  Units, end of year............    695,383    590,460    423,266     174,799
                                 ========== ========== ==========  ==========
  Unit value, end of year.......     $14.27     $12.76      $9.83      $11.73

  Assets, end of year........... $9,921,146 $7,535,099 $4,160,248  $2,050,391

  Investment income ratio/(1)/..      0.54%      0.24%      0.08%       0.00%
  Total return/(2)/.............     11.80%     29.83%   (16.20%)     (6.16%)

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                 Sub-Account
                                ----------------------------------------------
                                                 Global Trust
                                ----------------------------------------------
                                Year Ended  Year Ended  Year Ended Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02 Dec. 31/01
                                ----------- ----------- ---------- -----------
 Units, beginning of year......     666,250     683,601    670,651     587,025
 Units issued..................      81,135     868,398  1,000,266     641,444
 Units redeemed................   (104,350)   (885,749)  (987,316)   (557,818)
                                ----------- ----------- ---------- -----------
 Units, end of year............     643,035     666,250    683,601     670,651
                                =========== =========== ========== ===========
 Unit value, end of year.......      $18.90      $16.47     $12.93      $15.98

 Assets, end of year........... $12,156,585 $10,976,035 $8,835,687 $10,715,183

 Investment income ratio/(1)/..       1.69%       0.90%      1.33%       2.36%
 Total return/(2)/.............      14.75%      27.46%   (19.11%)    (16.09%)

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                  -------------------------------------------
                                            Global Allocation Trust
                                  -------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                  ---------- ---------- ---------- ----------
   Units, beginning of year......     89,002    64,406     43,247     26,212
   Units issued..................     53,031    30,291     38,477     20,264
   Units redeemed................    (9,081)   (5,695)   (17,318)    (3,229)
                                  ----------  --------   --------   --------
   Units, end of year............    132,952    89,002     64,406     43,247
                                  ==========  ========   ========   ========
   Unit value, end of year.......     $11.47    $10.18      $8.05     $10.48

   Assets, end of year........... $1,525,012  $905,583   $518,345   $453,266

   Investment income ratio/(1)/..      0.93%     0.40%      0.00%      0.11%
   Total return/(2)/.............     12.73%    26.43%   (23.21%)   (13.39%)

                                                  Sub-Account
                                  -------------------------------------------
                                               Global Bond Trust
                                  -------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                  ---------- ---------- ---------- ----------
   Units, beginning of year......    236,589    157,748     93,604     54,365
   Units issued..................    107,553    133,285    162,720     46,392
   Units redeemed................   (57,336)   (54,444)   (98,576)    (7,153)
                                  ---------- ---------- ---------- ----------
   Units, end of year............    286,806    236,589    157,748     93,604
                                  ========== ========== ========== ==========
   Unit value, end of year.......     $20.73     $18.80     $16.29     $13.57

   Assets, end of year........... $5,945,240 $4,448,611 $2,570,429 $1,269,754

   Investment income ratio/(1)/..      3.61%      3.32%      0.00%      0.00%
   Total return/(2)/.............     10.24%     15.39%     20.12%      0.53%

                                                  Sub-Account
                                 ---------------------------------------------
                                          Global Equity Select Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01**
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......     4,233     2,693       1,073         --
  Units issued..................     3,823     3,484       1,863      1,102
  Units redeemed................     (863)   (1,944)       (243)       (29)
                                  --------   -------    --------    -------
  Units, end of year............     7,193     4,233       2,693      1,073
                                  ========   =======    ========    =======
  Unit value, end of year.......    $14.36    $12.84      $10.54     $12.20

  Assets, end of year...........  $103,290   $54,337     $28,388    $13,095

  Investment income ratio/(1)/..     1.50%     1.76%       1.43%      0.00%
  Total return/(2)/.............    11.86%    21.79%    (13.61%)    (2.40%)

** Reflects the period from commencement of operations on July 16, 2001 through December 31, 2001.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)

                                                  Sub-Account
                                -----------------------------------------------
                                             Growth & Income Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   2,677,391   2,701,501   2,674,526   2,408,919
 Units issued..................     144,437     212,552     284,167     398,386
 Units redeemed................   (351,898)   (236,662)   (257,192)   (132,779)
                                ----------- ----------- ----------- -----------
 Units, end of year............   2,469,930   2,677,391   2,701,501   2,674,526
                                =========== =========== =========== ===========
 Unit value, end of year.......      $19.77      $18.52      $14.63      $19.33

 Assets, end of year........... $48,840,004 $49,584,271 $39,523,291 $51,711,198

 Investment income ratio/(1)/..       0.86%       0.97%       0.60%       0.40%
 Total return/(2)/.............       6.78%      26.59%    (24.33%)    (11.28%)

                                                  Sub-Account
                                 ---------------------------------------------
                                             Health Sciences Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    208,392    122,493     75,141          --
  Units issued..................    173,743    243,917     77,772      76,670
  Units redeemed................   (92,493)  (158,018)   (30,420)     (1,529)
                                 ---------- ---------- ----------  ----------
  Units, end of year............    289,642    208,392    122,493      75,141
                                 ========== ========== ==========  ==========
  Unit value, end of year.......     $15.48     $13.42      $9.85      $13.54

  Assets, end of year........... $4,482,118 $2,796,636 $1,206,815  $1,017,414

  Investment income ratio/(1)/..      0.00%      0.00%      0.00%       0.00%
  Total return/(2)/.............     15.31%     36.22%   (27.24%)       8.32%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                  Sub-Account
                                 ---------------------------------------------
                                             High Grade Bond Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01**
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    32,267     26,779     12,296          --
  Units issued..................    27,800     48,072     17,728      12,537
  Units redeemed................  (10,818)   (42,584)    (3,245)       (241)
                                  --------   --------   --------    --------
  Units, end of year............    49,249     32,267     26,779      12,296
                                  ========   ========   ========    ========
  Unit value, end of year.......    $14.89     $14.49     $14.32      $12.90

  Assets, end of year...........  $733,571   $467,645   $383,495    $158,625

  Investment income ratio/(1)/..     2.39%      0.00%      0.76%       6.01%
  Total return/(2)/.............     2.77%      1.20%     11.01%       3.21%

** Reflects the period from commencement of operations on July 16, 2001 through December 31, 2001.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                 ---------------------------------------------
                                               High Yield Trust
                                 ---------------------------------------------
                                 Year Ended  Year Ended  Year Ended Year Ended
                                 Dec. 31/04  Dec. 31/03  Dec. 31/02 Dec. 31/01
                                 ----------- ----------- ---------- ----------
  Units, beginning of year......     896,166     666,553    466,497    329,776
  Units issued..................   1,033,024     998,417    620,895    405,891
  Units redeemed................ (1,041,539)   (768,804)  (420,839)  (269,170)
                                 ----------- ----------- ---------- ----------
  Units, end of year............     887,651     896,166    666,553    466,497
                                 =========== =========== ========== ==========
  Unit value, end of year.......      $17.03      $15.33     $12.32     $13.23

  Assets, end of year........... $15,113,826 $13,739,135 $8,211,601 $6,171,637

  Investment income ratio/(1)/..       4.85%       5.63%      7.73%      9.39%
  Total return/(2)/.............      11.06%      24.44%    (6.87%)    (5.47%)

                                                 Sub-Account
                                ----------------------------------------------
                                             Income & Value Trust
                                ----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- ----------
 Units, beginning of year......     759,656     864,729     503,442    367,507
 Units issued..................   1,540,620     182,791     429,855    168,811
 Units redeemed................   (292,913)   (287,864)    (68,568)   (32,876)
                                ----------- ----------- ----------- ----------
 Units, end of year............   2,007,363     759,656     864,729    503,442
                                =========== =========== =========== ==========
 Unit value, end of year.......      $18.82      $17.48      $13.82     $16.44

 Assets, end of year........... $37,770,719 $13,279,144 $11,950,809 $8,275,552

 Investment income ratio/(1)/..       0.62%       2.02%       2.14%      2.51%
 Total return/(2)/.............       7.64%      26.49%    (15.93%)      0.98%

                                                 Sub-Account
                                             --------------------
                                             International Equity
                                                  Index Fund
                                             --------------------
                                                 Period Ended
                                                 Dec. 31/04##
                                             --------------------
              Units, beginning of year......              --
              Units issued..................         329,326
              Units redeemed................        (48,788)
                                                  ----------
              Units, end of year............         280,538
                                                  ==========
              Unit value, end of year.......          $14.81

              Assets, end of year...........      $4,153,578

              Investment income ratio/(1)/..           0.48%
              Total return/(2)/.............          18.44%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                 ---------------------------------------------
                                       International Equity Select Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01**
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    19,413      6,389        969         --
  Units issued..................    16,541     16,508      6,317        975
  Units redeemed................   (5,481)    (3,484)      (897)        (6)
                                  --------   --------   --------    -------
  Units, end of year............    30,473     19,413      6,389        969
                                  ========   ========   ========    =======
  Unit value, end of year.......    $16.16     $13.59     $10.62     $12.02

  Assets, end of year...........  $492,570   $263,829    $67,850    $11,647

  Investment income ratio/(1)/..     0.55%      0.00%      0.00%      0.00%
  Total return/(2)/.............    18.94%     27.97%   (11.65%)    (3.84%)

** Reflects the period from commencement of operations on July 16, 2001 through December 31, 2001.

                                                  Sub-Account
                                 ---------------------------------------------
                                           International Index Trust
                                 ---------------------------------------------
                                 Year Ended  Year Ended  Year Ended Year Ended
                                 Dec. 31/04  Dec. 31/03  Dec. 31/02 Dec. 31/01
                                 ---------- ------------ ---------- ----------
  Units, beginning of year......    238,751      139,896     88,736    14,103
  Units issued..................     85,719    2,954,495    113,233    85,154
  Units redeemed................  (324,470)  (2,855,640)   (62,073)  (10,521)
                                 ---------- ------------ ---------- ---------
  Units, end of year............         --      238,751    139,896    88,736
                                 ========== ============ ========== =========
  Unit value, end of year.......      $9.91        $9.58      $7.24     $8.74

  Assets, end of year........... $       -- $  2,286,196 $1,013,441 $ 775,973

  Investment income ratio/(1)/..      1.17%        1.97%      1.50%     1.90%
  Total return/(2)/.............      3.46%       32.18%   (17.15%)  (22.41%)

                                                 Sub-Account
                                ----------------------------------------------
                                        International Small Cap Trust
                                ----------------------------------------------
                                Year Ended Year Ended  Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ---------- ----------- ----------- -----------
 Units, beginning of year......    495,768     371,074     349,581     357,528
 Units issued..................    272,973   5,550,626   4,010,462   1,269,990
 Units redeemed................  (285,696) (5,425,932) (3,988,969) (1,277,937)
                                ---------- ----------- ----------- -----------
 Units, end of year............    483,045     495,768     371,074     349,581
                                ========== =========== =========== ===========
 Unit value, end of year.......     $19.94      $16.47      $10.63      $12.77

 Assets, end of year........... $9,633,024  $8,166,604  $3,945,106  $4,463,179

 Investment income ratio/(1)/..      0.12%       0.00%       0.00%       0.00%
 Total return/(2)/.............     21.06%      54.95%    (16.73%)    (31.10%)

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                -----------------------------------------------
                                           International Stock Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   1,779,013   1,828,065   1,880,342   1,763,929
 Units issued..................     270,167   5,436,968   5,107,852   1,578,742
 Units redeemed................   (451,456) (5,486,020) (5,160,129) (1,462,329)
                                ----------- ----------- ----------- -----------
 Units, end of year............   1,597,724   1,779,013   1,828,065   1,880,342
                                =========== =========== =========== ===========
 Unit value, end of year.......      $13.99      $12.10       $9.29      $11.86

 Assets, end of year........... $22,347,931 $21,527,031 $16,979,927 $22,300,841

 Investment income ratio/(1)/..       0.84%       0.48%       0.44%       0.20%
 Total return/(2)/.............      15.59%      30.26%    (21.69%)    (21.53%)

                                                 Sub-Account
                                ----------------------------------------------
                                          International Value Trust
                                ----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- ----------
 Units, beginning of year......     800,132     510,644     299,711    132,848
 Units issued..................     621,132   5,952,337   4,187,587    666,371
 Units redeemed................   (339,988) (5,662,849) (3,976,654)  (499,508)
                                ----------- ----------- ----------- ----------
 Units, end of year............   1,081,276     800,132     510,644    299,711
                                =========== =========== =========== ==========
 Unit value, end of year.......      $15.81      $13.01       $8.98     $10.93

 Assets, end of year........... $17,098,318 $10,409,668  $4,586,178 $3,276,153

 Investment income ratio/(1)/..       1.15%       0.72%       0.79%      0.90%
 Total return/(2)/.............      21.55%      44.87%    (17.84%)    (9.97%)

                                                  Sub-Account
                                -----------------------------------------------
                                         Investment Quality Bond Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   1,248,563   1,375,351   1,740,743   1,673,822
 Units issued..................      91,517     142,991     299,626     311,128
 Units redeemed................   (173,962)   (269,779)   (665,018)   (244,207)
                                ----------- ----------- ----------- -----------
 Units, end of year............   1,166,118   1,248,563   1,375,351   1,740,743
                                =========== =========== =========== ===========
 Unit value, end of year.......      $21.07      $20.10      $18.73      $17.04

 Assets, end of year........... $24,567,760 $25,097,289 $25,759,942 $29,654,435

 Investment income ratio/(1)/..       5.94%       4.96%       5.17%       5.89%
 Total return/(2)/.............       4.81%       7.32%       9.94%       7.33%

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                -----------------------------------------------
                                            Large Cap Growth Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   1,358,719   1,287,297   1,103,220     786,413
 Units issued..................     440,693     237,012     381,411     379,504
 Units redeemed................   (426,313)   (165,590)   (197,334)    (62,697)
                                ----------- ----------- ----------- -----------
 Units, end of year............   1,373,099   1,358,719   1,287,297   1,103,220
                                =========== =========== =========== ===========
 Unit value, end of year.......      $14.06      $13.24      $10.56      $13.69

 Assets, end of year........... $19,298,538 $17,985,631 $13,596,687 $15,099,204

 Investment income ratio/(1)/..       0.27%       0.25%       0.31%       0.00%
 Total return/(2)/.............       6.18%      25.33%    (22.83%)    (17.81%)

                                                  Sub-Account
                                            -----------------------
                                             Large Cap Value Trust
                                            -----------------------
                                            Year Ended Period Ended
                                            Dec. 31/04 Dec. 31/03^
                                            ---------- ------------
             Units, beginning of year......     98,687          --
             Units issued..................    371,768     108,524
             Units redeemed................  (238,482)     (9,837)
                                            ----------  ----------
             Units, end of year............    231,973      98,687
                                            ==========  ==========
             Unit value, end of year.......     $19.43      $15.96

             Assets, end of year........... $4,644,416  $1,574,632

             Investment income ratio/(1)/..      1.05%       0.00%
             Total return/(2)/.............     21.80%      27.65%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                 Sub-Account
                                 --------------------------------------------
                                       Lifestyle Aggressive 1000 Trust
                                 --------------------------------------------
                                 Year Ended  Year Ended Year Ended Year Ended
                                 Dec. 31/04  Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ----------- ---------- ---------- ----------
  Units, beginning of year......     500,142    432,720    376,673    284,768
  Units issued..................     284,558    136,427    123,652    117,198
  Units redeemed................    (76,135)   (69,005)   (67,605)   (25,293)
                                 ----------- ---------- ---------- ----------
  Units, end of year............     708,565    500,142    432,720    376,673
                                 =========== ========== ========== ==========
  Unit value, end of year.......      $17.51     $15.08     $11.18     $14.10

  Assets, end of year........... $12,404,137 $7,544,107 $4,838,074 $5,311,159

  Investment income ratio/(1)/..       0.65%      0.39%      0.75%      4.16%
  Total return/(2)/.............      16.05%     34.91%   (20.71%)   (13.67%)

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                -----------------------------------------------
                                         Lifestyle Balanced 640 Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   1,517,216   1,176,180     855,914     577,034
 Units issued..................     619,032     504,076     440,078     327,531
 Units redeemed................   (186,783)   (163,040)   (119,812)    (48,651)
                                ----------- ----------- ----------- -----------
 Units, end of year............   1,949,465   1,517,216   1,176,180     855,914
                                =========== =========== =========== ===========
 Unit value, end of year.......      $20.73      $18.27      $14.73      $16.36

 Assets, end of year........... $40,415,463 $27,714,579 $17,329,966 $14,004,976

 Investment income ratio/(1)/..       2.06%       2.31%       3.11%       5.03%
 Total return/(2)/.............      13.49%      23.98%     (9.95%)     (4.71%)

                                                  Sub-Account
                                  -------------------------------------------
                                       Lifestyle Conservative 280 Trust
                                  -------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                  ---------- ---------- ---------- ----------
   Units, beginning of year......    290,414    100,707     25,748    13,131
   Units issued..................     55,248    271,208     97,842    30,172
   Units redeemed................   (56,032)   (81,501)   (22,883)  (17,555)
                                  ---------- ---------- ----------  --------
   Units, end of year............    289,630    290,414    100,707    25,748
                                  ========== ========== ==========  ========
   Unit value, end of year.......     $21.56     $19.86     $17.80    $17.50

   Assets, end of year........... $6,244,993 $5,766,764 $1,792,639  $450,589

   Investment income ratio/(1)/..      3.44%      3.49%      1.94%     2.74%
   Total return/(2)/.............      8.59%     11.55%      1.72%     3.30%

                                                  Sub-Account
                                -----------------------------------------------
                                          Lifestyle Growth 820 Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   2,239,933   1,909,803   1,669,794   1,393,678
 Units issued..................     903,333     572,430     477,469     470,866
 Units redeemed................   (269,413)   (242,300)   (237,460)   (194,750)
                                ----------- ----------- ----------- -----------
 Units, end of year............   2,873,853   2,239,933   1,909,803   1,669,794
                                =========== =========== =========== ===========
 Unit value, end of year.......      $19.43      $16.95      $13.08      $15.55

 Assets, end of year........... $55,819,902 $37,967,569 $24,987,853 $25,961,272

 Investment income ratio/(1)/..       1.35%       1.16%       2.12%       5.16%
 Total return/(2)/.............      14.59%      29.56%    (15.85%)     (8.97%)

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                  -------------------------------------------
                                         Lifestyle Moderate 460 Trust
                                  -------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                  ---------- ---------- ---------- ----------
   Units, beginning of year......    302,011    209,139    142,884     93,014
   Units issued..................    164,068    153,027    105,261     67,095
   Units redeemed................   (52,921)   (60,155)   (39,006)   (17,225)
                                  ---------- ---------- ---------- ----------
   Units, end of year............    413,158    302,011    209,139    142,884
                                  ========== ========== ========== ==========
   Unit value, end of year.......     $21.24     $19.13     $16.23     $16.92

   Assets, end of year........... $8,774,966 $5,776,547 $3,395,023 $2,416,964

   Investment income ratio/(1)/..      2.60%      2.74%      3.34%      5.55%
   Total return/(2)/.............     11.04%     17.83%    (4.04%)    (1.09%)

                                                  Sub-Account
                                            -----------------------
                                              Mid Cap Core Trust
                                            -----------------------
                                            Year Ended Period Ended
                                            Dec. 31/04 Dec. 31/03^
                                            ---------- ------------
             Units, beginning of year......    13,717          --
             Units issued..................    83,506      14,014
             Units redeemed................  (54,525)       (297)
                                             --------    --------
             Units, end of year............    42,698      13,717
                                             ========    ========
             Unit value, end of year.......    $17.51      $15.32

             Assets, end of year...........  $747,762    $210,142

             Investment income ratio/(1)/..     0.00%       0.00%
             Total return/(2)/.............    14.31%      22.56%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                  Sub-Account
                                  -------------------------------------------
                                              Mid Cap Index Trust
                                  -------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                  ---------- ---------- ---------- ----------
   Units, beginning of year......    387,204    239,658    189,985     41,116
   Units issued..................    144,053    218,923    194,530    262,747
   Units redeemed................   (80,392)   (71,377)  (144,857)  (113,878)
                                  ---------- ---------- ---------- ----------
   Units, end of year............    450,865    387,204    239,658    189,985
                                  ========== ========== ========== ==========
   Unit value, end of year.......     $17.40     $15.02     $11.17     $13.16

   Assets, end of year........... $7,846,188 $5,817,582 $2,675,839 $2,500,541

   Investment income ratio/(1)/..      0.37%      0.00%      0.52%      1.48%
   Total return/(2)/.............     15.83%     34.56%   (15.16%)    (1.73%)

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                  -------------------------------------------
                                              Mid Cap Stock Trust
                                  -------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                  ---------- ---------- ---------- ----------
   Units, beginning of year......    540,411    325,090    330,092    144,085
   Units issued..................    227,147    452,345    149,531    235,745
   Units redeemed................   (77,088)  (237,024)  (154,533)   (49,738)
                                  ---------- ---------- ---------- ----------
   Units, end of year............    690,470    540,411    325,090    330,092
                                  ========== ========== ========== ==========
   Unit value, end of year.......     $14.13     $11.87      $8.34     $10.77

   Assets, end of year........... $9,756,344 $6,414,678 $2,711,254 $3,555,087

   Investment income ratio/(1)/..      0.00%      0.00%      0.00%      0.00%
   Total return/(2)/.............     19.04%     42.33%   (22.56%)   (10.99%)

                                                 Sub-Account
                                ----------------------------------------------
                                             Mid Cap Value Trust
                                ----------------------------------------------
                                Year Ended  Year Ended Year Ended Period Ended
                                Dec. 31/04  Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                ----------- ---------- ---------- ------------
 Units, beginning of year......     668,954    545,462    130,318          --
 Units issued..................     613,525    261,583    431,980     136,994
 Units redeemed................   (374,719)  (138,091)   (16,836)     (6,676)
                                ----------- ---------- ----------  ----------
 Units, end of year............     907,760    668,954    545,462     130,318
                                =========== ========== ==========  ==========
 Unit value, end of year.......      $18.36     $14.75     $11.77      $13.09

 Assets, end of year........... $16,664,733 $9,867,204 $6,418,204  $1,705,795

 Investment income ratio/(1)/..       0.53%      0.38%      0.00%       0.51%
 Total return/(2)/.............      24.46%     25.36%   (10.11%)       4.72%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                  Sub-Account
                               -------------------------------------------------
                                              Money Market Trust
                               -------------------------------------------------
                               Year Ended   Year Ended   Year Ended  Year Ended
                               Dec. 31/04   Dec. 31/03   Dec. 31/02  Dec. 31/01
                               ----------- ------------ ------------ -----------
Units, beginning of year......   4,368,151    4,876,540    3,996,981   3,151,211
Units issued..................   2,071,959   15,281,567   12,150,943   5,667,267
Units redeemed................ (2,796,390) (15,789,956) (11,271,384) (4,821,497)
                               ----------- ------------ ------------ -----------
Units, end of year............   3,643,720    4,368,151    4,876,540   3,996,981
                               =========== ============ ============ ===========
Unit value, end of year.......      $21.55       $21.38       $21.25      $21.01

Assets, end of year........... $78,523,906  $93,383,242 $103,649,118 $83,955,822

Investment income ratio/(1)/..       0.81%        0.59%        1.18%       3.59%
Total return/(2)/.............       0.81%        0.59%        1.18%       3.59%

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                            -----------------------
                                            Natural Resources Trust
                                            -----------------------
                                            Year Ended Period Ended
                                            Dec. 31/04 Dec. 31/03^
                                            ---------- ------------
             Units, beginning of year......     62,937          --
             Units issued..................    200,834      63,737
             Units redeemed................  (112,397)       (800)
                                            ----------  ----------
             Units, end of year............    151,374      62,937
                                            ==========  ==========
             Unit value, end of year.......     $22.38      $18.00

             Assets, end of year........... $3,387,254  $1,132,857

             Investment income ratio/(1)/..      0.11%       0.00%
             Total return/(2)/.............     24.31%      44.00%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                  Sub-Account
                                -----------------------------------------------
                                                Overseas Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......     621,140     542,148     519,934     449,483
 Units issued..................     605,659   7,188,922   5,355,025   1,937,878
 Units redeemed................   (521,375) (7,109,930) (5,332,811) (1,867,427)
                                ----------- ----------- ----------- -----------
 Units, end of year............     705,424     621,140     542,148     519,934
                                =========== =========== =========== ===========
 Unit value, end of year.......      $15.36      $13.74       $9.55      $12.16

 Assets, end of year........... $10,833,196  $8,532,885  $5,178,003  $6,321,622

 Investment income ratio/(1)/..       0.37%       0.39%       0.59%       0.26%
 Total return/(2)/.............      11.79%      43.84%    (21.44%)    (21.10%)

                                                  Sub-Account
                                 ---------------------------------------------
                                               Pacific Rim Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended  Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03  Dec. 31/02 Dec. 31/01
                                 ---------- ----------- ---------- -----------
  Units, beginning of year......    885,530     959,821  1,041,091   1,031,699
  Units issued..................    503,540   2,687,834    858,327   1,086,628
  Units redeemed................  (459,808) (2,762,125)  (939,597) (1,077,236)
                                 ---------- ----------- ---------- -----------
  Units, end of year............    929,262     885,530    959,821   1,041,091
                                 ========== =========== ========== ===========
  Unit value, end of year.......     $10.50       $8.98      $6.38       $7.30

  Assets, end of year........... $9,758,540  $7,954,829 $6,127,376  $7,600,304

  Investment income ratio/(1)/..      0.45%       0.15%      0.13%       0.40%
  Total return/(2)/.............     16.90%      40.72%   (12.53%)    (18.58%)

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                            --------------------------
                                            Quantitative All Cap Trust
                                            --------------------------
                                            Year Ended   Period Ended
                                            Dec. 31/04   Dec. 31/03^
                                            ----------   ------------
             Units, beginning of year......     2,831           --
             Units issued..................    19,166        2,861
             Units redeemed................  (10,851)         (30)
                                             --------      -------
             Units, end of year............    11,146        2,831
                                             ========      =======
             Unit value, end of year.......    $17.88       $15.56

             Assets, end of year...........  $199,302      $44,046

             Investment income ratio/(1)/..     0.90%        0.35%
             Total return/(2)/.............    14.91%       24.49%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                 Sub-Account
                               ------------------------------------------------
                                          Quantitative Equity Trust
                               ------------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                               Dec. 31/04xx Dec. 31/03  Dec. 31/02  Dec. 31/01
                               ------------ ----------- ----------- -----------
Units, beginning of year......     979,372    1,076,018   1,203,842   1,178,769
Units issued..................       8,371       55,413      75,211     165,360
Units redeemed................   (987,743)    (152,059)   (203,035)   (140,287)
                                ----------  ----------- ----------- -----------
Units, end of year............          --      979,372   1,076,018   1,203,842
                                ==========  =========== =========== ===========
Unit value, end of year.......      $38.72       $38.81      $31.41      $43.49

Assets, end of year...........  $       --  $38,007,942 $33,798,849 $52,356,792

Investment income ratio/(1)/..       1.02%        0.66%       0.30%       0.29%
Total return/(2)/.............     (0.24%)       23.55%    (27.78%)    (22.95%)

xx Terminated as an investment option and funds transferred to U.S. Large Cap Trust on May 3, 2004.

                                                  Sub-Account
                                 ---------------------------------------------
                                          Quantitative Mid Cap Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 ---------- ---------- ---------- ------------
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......     60,518    52,149     22,937          --
  Units issued..................     47,955    25,283     34,935      23,080
  Units redeemed................   (19,570)  (16,914)    (5,723)       (143)
                                 ----------  --------   --------    --------
  Units, end of year............     88,903    60,518     52,149      22,937
                                 ==========  ========   ========    ========
  Unit value, end of year.......     $12.92    $10.93      $7.89      $10.20

  Assets, end of year........... $1,148,626  $661,466   $411,458    $233,954

  Investment income ratio/(1)/..      0.00%     0.00%      0.00%       0.00%
  Total return/(2)/.............     18.21%    38.53%   (22.65%)    (18.40%)

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)

                                                 Sub-Account
                                                 ------------
                                                 Quantitative
                                                 Value Trust
                                                 ------------
                                                 Period Ended
                                                 Dec. 31/04##
                                                 ------------
                  Units, beginning of year......        --
                  Units issued..................     2,082
                  Units redeemed................   (1,024)
                                                   -------
                  Units, end of year............     1,058
                                                   =======
                  Unit value, end of year.......    $14.67

                  Assets, end of year...........   $15,522

                  Investment income ratio/(1)/..     0.00%
                  Total return/(2)/.............    17.36%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                  Sub-Account
                                -----------------------------------------------
                                         Real Estate Securities Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......     625,133     629,691     603,342     616,941
 Units issued..................      62,910      63,441     113,707      90,154
 Units redeemed................    (75,078)    (67,999)    (87,358)   (103,753)
                                ----------- ----------- ----------- -----------
 Units, end of year............     612,965     625,133     629,691     603,342
                                =========== =========== =========== ===========
 Unit value, end of year.......      $74.04      $56.08      $40.30      $39.28

 Assets, end of year........... $45,385,043 $35,054,800 $25,376,534 $23,701,906

 Investment income ratio/(1)/..       2.39%       2.67%       3.24%       3.26%
 Total return/(2)/.............      32.04%      39.15%       2.58%       3.15%

                                                  Sub-Account
                                            -----------------------
                                            Real Return Bond Trust
                                            -----------------------
                                            Year Ended Period Ended
                                            Dec. 31/04 Dec. 31/03^
                                            ---------- ------------
             Units, beginning of year......    101,029          --
             Units issued..................    131,176     105,327
             Units redeemed................  (112,112)     (4,298)
                                            ----------  ----------
             Units, end of year............    120,093     101,029
                                            ==========  ==========
             Unit value, end of year.......     $14.30      $13.11

             Assets, end of year........... $1,717,117  $1,324,485

             Investment income ratio/(1)/..      0.50%       0.00%
             Total return/(2)/.............      9.07%       4.88%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                -----------------------------------------------
                                          Science & Technology Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......   1,574,239   1,372,512   1,388,634   1,104,943
 Units issued..................     242,241   1,070,042     800,355     649,523
 Units redeemed................   (284,852)   (868,315)   (816,477)   (365,832)
                                ----------- ----------- ----------- -----------
 Units, end of year............   1,531,628   1,574,239   1,372,512   1,388,634
                                =========== =========== =========== ===========
 Unit value, end of year.......      $14.00      $13.88       $9.23      $15.58

 Assets, end of year........... $21,441,064 $21,846,463 $12,664,658 $21,631,041

 Investment income ratio/(1)/..       0.00%       0.00%       0.00%       0.00%
 Total return/(2)/.............       2.40%      50.40%    (40.76%)    (41.25%)

                                                  Sub-Account
                                 ---------------------------------------------
                                              Select Growth Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01**
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    48,410     23,444      2,599         --
  Units issued..................    34,364     38,515     22,265      2,620
  Units redeemed................  (30,017)   (13,549)    (1,420)       (21)
                                  --------   --------   --------    -------
  Units, end of year............    52,757     48,410     23,444      2,599
                                  ========   ========   ========    =======
  Unit value, end of year.......    $10.64     $10.36      $8.24     $11.88

  Assets, end of year...........  $561,534   $501,653   $193,187    $30,872

  Investment income ratio/(1)/..     0.01%      0.03%      0.00%      0.00%
  Total return/(2)/.............     2.71%     25.75%   (30.64%)    (4.96%)

** Reflects the period from commencement of operations on July 16, 2001 through December 31, 2001.

                                                  Sub-Account
                                  -------------------------------------------
                                             Small Cap Index Trust
                                  -------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                  ---------- ---------- ---------- ----------
   Units, beginning of year......    325,861    264,595    202,574     13,291
   Units issued..................    248,720    233,983    220,310    358,369
   Units redeemed................   (97,243)  (172,717)  (158,289)  (169,086)
                                  ---------- ---------- ---------- ----------
   Units, end of year............    477,338    325,861    264,595    202,574
                                  ========== ========== ========== ==========
   Unit value, end of year.......     $15.96     $13.60      $9.33     $11.88

   Assets, end of year........... $7,616,093 $4,431,369 $2,468,125 $2,406,173

   Investment income ratio/(1)/..      0.30%      0.00%      0.93%      3.86%
   Total return/(2)/.............     17.33%     45.79%   (21.47%)      1.41%

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                            -----------------------------
                                            Small Cap Opportunities Trust
                                            -----------------------------
                                            Year Ended    Period Ended
                                            Dec. 31/04    Dec. 31/03^
                                            ----------    ------------
             Units, beginning of year......     16,308            --
             Units issued..................    426,510        21,289
             Units redeemed................  (267,487)       (4,981)
                                             ----------     --------
             Units, end of year............    175,331        16,308
                                             ==========     ========
             Unit value, end of year.......     $22.01        $17.50

             Assets, end of year........... $3,859,270      $285,388

             Investment income ratio/(1)/..      0.13%         0.00%
             Total return/(2)/.............     25.78%        40.00%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                  Sub-Account
                                              -------------------
                                              Small Company Trust
                                              -------------------
                                                 Period Ended
                                                 Dec. 31/04##
                                              -------------------
               Units, beginning of year......             --
               Units issued..................        149,721
               Units redeemed................      (145,237)
                                                   ---------
               Units, end of year............          4,484
                                                   =========
               Unit value, end of year.......         $15.22

               Assets, end of year...........        $68,244

               Investment income ratio/(1)/..          0.00%
               Total return/(2)/.............         21.76%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                  Sub-Account
                                  -------------------------------------------
                                           Small Company Blend Trust
                                  -------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                  ---------- ---------- ---------- ----------
   Units, beginning of year......    459,363    373,517    316,717    139,069
   Units issued..................     96,551    202,147    234,870    297,117
   Units redeemed................   (52,912)  (116,301)  (178,070)  (119,469)
                                  ---------- ---------- ---------- ----------
   Units, end of year............    503,002    459,363    373,517    316,717
                                  ========== ========== ========== ==========
   Unit value, end of year.......     $14.05     $13.11      $9.38     $12.60

   Assets, end of year........... $7,067,291 $6,021,024 $3,504,368 $3,990,916

   Investment income ratio/(1)/..      0.00%      0.00%      0.20%      0.00%
   Total return/(2)/.............      7.19%     39.71%   (25.55%)    (2.30%)

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                  Sub-Account
                                 ---------------------------------------------
                                           Small Company Value Trust
                                 ---------------------------------------------
                                 Year Ended  Year Ended  Year Ended Year Ended
                                 Dec. 31/04  Dec. 31/03  Dec. 31/02 Dec. 31/01
                                 ----------- ----------- ---------- ----------
  Units, beginning of year......   1,150,161   1,002,491    565,676    319,683
  Units issued..................     308,204     453,829    599,988    427,805
  Units redeemed................   (197,652)   (306,159)  (163,173)  (181,812)
                                 ----------- ----------- ---------- ----------
  Units, end of year............   1,260,713   1,150,161  1,002,491    565,676
                                 =========== =========== ========== ==========
  Unit value, end of year.......      $16.36      $13.07      $9.78     $10.40

  Assets, end of year........... $20,631,270 $15,034,590 $9,803,823 $5,880,631

  Investment income ratio/(1)/..       0.16%       0.39%      0.27%      0.17%
  Total return/(2)/.............      25.19%      33.67%    (5.93%)      6.54%

                                                  Sub-Account
                                 ---------------------------------------------
                                              Small-Mid Cap Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01**
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    24,080      9,571      1,906         --
  Units issued..................    17,499     24,294      8,702      1,929
  Units redeemed................  (12,608)    (9,785)    (1,037)       (23)
                                  --------   --------   --------    -------
  Units, end of year............    28,971     24,080      9,571      1,906
                                  ========   ========   ========    =======
  Unit value, end of year.......    $13.00     $12.13      $9.85     $11.95

  Assets, end of year...........  $376,551   $292,105    $94,277    $22,773

  Investment income ratio/(1)/..     0.00%      0.00%      0.00%      0.01%
  Total return/(2)/.............     7.15%     23.15%   (17.57%)    (4.40%)

** Reflects the period from commencement of operations on July 16, 2001 through December 31, 2001.

                                                  Sub-Account
                                 ---------------------------------------------
                                          Small-Mid Cap Growth Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01**
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    20,701     12,700        612          --
  Units issued..................     7,179     10,505     12,845         612
  Units redeemed................   (6,605)    (2,504)      (757)          --
                                  --------   --------   --------    --------
  Units, end of year............    21,275     20,701     12,700         612
                                  ========   ========   ========    ========
  Unit value, end of year.......    $11.45     $10.07      $7.31      $11.13

  Assets, end of year...........  $243,602   $208,462    $92,840      $6,810

  Investment income ratio/(1)/..     0.00%      0.00%      0.00%       0.00%
  Total return/(2)/.............    13.70%     37.76%   (34.32%)    (10.96%)

** Reflects the period from commencement of operations on July 16, 2001 through December 31, 2001.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)

                                                  Sub-Account
                                            -----------------------
                                              Special Value Trust
                                            -----------------------
                                            Year Ended Period Ended
                                            Dec. 31/04 Dec. 31/03^
                                            ---------- ------------
             Units, beginning of year......     42,051         --
             Units issued..................     24,527     44,876
             Units redeemed................    (3,452)    (2,825)
                                            ----------   --------
             Units, end of year............     63,126     42,051
                                            ==========   ========
             Unit value, end of year.......     $19.01     $15.82

             Assets, end of year........... $1,200,169   $665,250

             Investment income ratio/(1)/..      0.00%      0.00%
             Total return/(2)/.............     20.18%     26.56%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                 Sub-Account
                                 --------------------------------------------
                                             Strategic Bond Trust
                                 --------------------------------------------
                                 Year Ended  Year Ended Year Ended Year Ended
                                 Dec. 31/04  Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ----------- ---------- ---------- ----------
  Units, beginning of year......     454,870    391,405    366,019    326,940
  Units issued..................      88,124    181,832    120,547     95,095
  Units redeemed................    (70,324)  (118,367)   (95,161)   (56,016)
                                 ----------- ---------- ---------- ----------
  Units, end of year............     472,670    454,870    391,405    366,019
                                 =========== ========== ========== ==========
  Unit value, end of year.......      $21.16     $19.84     $17.54     $16.09

  Assets, end of year........... $10,001,024 $9,023,050 $6,863,987 $5,890,786

  Investment income ratio/(1)/..       3.75%      4.76%      6.76%      7.24%
  Total return/(2)/.............       6.67%     13.11%      8.96%      6.25%

                                                  Sub-Account
                                 ---------------------------------------------
                                            Strategic Growth Trust
                                 ---------------------------------------------
                                 Year Ended Year Ended Year Ended Period Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                 ---------- ---------- ---------- ------------
  Units, beginning of year......    301,160    148,582     58,133         --
  Units issued..................     87,972    190,203    128,784     61,361
  Units redeemed................   (55,412)   (37,625)   (38,335)    (3,228)
                                 ---------- ---------- ----------   --------
  Units, end of year............    333,720    301,160    148,582     58,133
                                 ========== ========== ==========   ========
  Unit value, end of year.......     $10.72     $10.06      $7.93     $11.02

  Assets, end of year........... $3,577,475 $3,029,672 $1,178,257   $640,623

  Investment income ratio/(1)/..      0.00%      0.00%      0.00%      0.00%
  Total return/(2)/.............      6.56%     26.86%   (28.04%)   (11.84%)

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                                 ------------
                                                  Strategic
                                                 Income Trust
                                                 ------------
                                                 Period Ended
                                                 Dec. 31/04##
                                                 ------------
                  Units, beginning of year......        --
                  Units issued..................     4,389
                  Units redeemed................     (623)
                                                   -------
                  Units, end of year............     3,766
                                                   =======
                  Unit value, end of year.......    $13.62

                  Assets, end of year...........   $51,273

                  Investment income ratio/(1)/..     3.65%
                  Total return/(2)/.............     8.93%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                 Sub-Account
                               ------------------------------------------------
                                        Strategic Opportunities Trust
                               ------------------------------------------------
                               Year Ended  Year Ended  Year Ended   Year Ended
                               Dec. 31/04  Dec. 31/03  Dec. 31/02   Dec. 31/01
                               ----------- ----------- ----------- ------------
Units, beginning of year......   2,066,438   2,124,457   2,079,350   1,908,650
Units issued..................     130,505     207,014     304,431     355,083
Units redeemed................   (343,067)   (265,033)   (259,324)   (184,383)
                               ----------- ----------- ----------- -----------
Units, end of year............   1,853,876   2,066,438   2,124,457   2,079,350
                               =========== =========== =========== ===========
Unit value, end of year.......      $13.01      $11.59       $9.21      $15.03

Assets, end of year........... $24,121,175 $23,938,705 $19,557,281 $31,259,873

Investment income ratio/(1)/..       0.09%       0.00%       0.00%       0.49%
Total return/(2)/.............      12.31%      25.85%    (38.77%)    (15.25%)

                                                 Sub-Account
                               ------------------------------------------------
                                            Strategic Value Trust
                               ------------------------------------------------
                               Year Ended  Year Ended  Year Ended  Period Ended
                               Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01*
                               ----------- ----------- ----------- ------------
Units, beginning of year......      85,555      64,422      33,938          --
Units issued..................     243,733      29,509      33,649      35,424
Units redeemed................   (208,241)     (8,376)     (3,165)     (1,486)
                               ----------- ----------- ----------- -----------
Units, end of year............     121,047      85,555      64,422      33,938
                               =========== =========== =========== ===========
Unit value, end of year.......      $11.84      $10.03       $7.79      $10.70

Assets, end of year...........  $1,432,678    $858,268    $501,850    $363,137

Investment income ratio/(1)/..       0.66%       0.02%       0.00%       0.00%
Total return/(2)/.............      17.98%      28.77%    (27.20%)    (14.40%)

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)

                                                 Sub-Account
                                ----------------------------------------------
                                              Total Return Trust
                                ----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- ----------
 Units, beginning of year......   1,051,424     804,407     486,338    172,081
 Units issued..................     163,844     401,469     462,281    496,504
 Units redeemed................   (194,233)   (154,452)   (144,212)  (182,247)
                                ----------- ----------- ----------- ----------
 Units, end of year............   1,021,035   1,051,424     804,407    486,338
                                =========== =========== =========== ==========
 Unit value, end of year.......      $17.93      $17.08      $16.27     $14.86

 Assets, end of year........... $18,308,958 $17,963,495 $13,086,755 $7,224,802

 Investment income ratio/(1)/..       3.84%       2.61%       2.43%      3.28%
 Total return/(2)/.............       4.96%       5.01%       9.52%      8.28%

                                                 Sub-Account
                                ----------------------------------------------
                                        Total Stock Market Index Trust
                                ----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- ----------
 Units, beginning of year......     391,161     255,300     227,808     26,131
 Units issued..................     192,234     153,399     134,963    331,423
 Units redeemed................    (79,584)    (17,538)   (107,471)  (129,746)
                                ----------- ----------- ----------- ----------
 Units, end of year............     503,811     391,161     255,300    227,808
                                =========== =========== =========== ==========
 Unit value, end of year.......      $11.44      $10.24       $7.84      $9.96

 Assets, end of year...........  $5,762,135  $4,003,691  $2,001,779 $2,269,349

 Investment income ratio/(1)/..       0.58%       0.00%       0.93%      1.43%
 Total return/(2)/.............      11.73%      30.55%    (21.29%)   (11.41%)

                                                  Sub-Account
                                              -------------------
                                              U.S. Global Leaders
                                                 Growth Trust
                                              -------------------
                                                 Period Ended
                                                 Dec. 31/04##
                                              -------------------
               Units, beginning of year......            --
               Units issued..................        11,925
               Units redeemed................       (2,626)
                                                   --------
               Units, end of year............         9,299
                                                   ========
               Unit value, end of year.......        $13.23

               Assets, end of year...........      $123,009

               Investment income ratio/(1)/..         1.17%
               Total return/(2)/.............         5.82%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                ----------------------------------------------
                                       U.S. Government Securities Trust
                                ----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- ----------
 Units, beginning of year......   1,240,879   1,299,367     602,920    404,853
 Units issued..................     124,017     295,436     831,572    340,309
 Units redeemed................   (423,726)   (353,924)   (135,125)  (142,242)
                                ----------- ----------- ----------- ----------
 Units, end of year............     941,170   1,240,879   1,299,367    602,920
                                =========== =========== =========== ==========
 Unit value, end of year.......      $15.98      $15.53      $15.27     $14.14

 Assets, end of year........... $15,039,513 $19,272,188 $19,836,614 $8,523,508

 Investment income ratio/(1)/..       2.10%       3.30%       2.84%      5.13%
 Total return/(2)/.............       2.89%       1.73%       7.99%      7.03%

                                                 Sub-Account
                               ------------------------------------------------
                                             U.S. Large Cap Trust
                               ------------------------------------------------
                               Year Ended  Year Ended  Year Ended   Year Ended
                               Dec. 31/04  Dec. 31/03  Dec. 31/02   Dec. 31/01
                               ----------- ----------- ----------- ------------
Units, beginning of year......   1,199,921   1,128,167     881,525     571,773
Units issued..................   3,153,720     228,970     430,793     364,179
Units redeemed................   (642,410)   (157,216)   (184,151)    (54,427)
                               ----------- ----------- ----------- -----------
Units, end of year............   3,711,231   1,199,921   1,128,167     881,525
                               =========== =========== =========== ===========
Unit value, end of year.......      $14.43      $13.19       $9.62      $12.86

Assets, end of year........... $53,540,709 $15,824,781 $10,855,368 $11,337,798

Investment income ratio/(1)/..       0.14%       0.40%       0.29%       0.34%
Total return/(2)/.............       9.39%      37.06%    (25.18%)     (2.55%)

                                                 Sub-Account
                               ------------------------------------------------
                                               Utilities Trust
                               ------------------------------------------------
                               Year Ended  Year Ended  Year Ended  Period Ended
                               Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01*
                               ----------- ----------- ----------- ------------
Units, beginning of year......      86,095      59,608       9,963          --
Units issued..................     229,797     232,158      69,015      10,675
Units redeemed................    (52,973)   (205,671)    (19,370)       (712)
                               ----------- ----------- ----------- -----------
Units, end of year............     262,919      86,095      59,608       9,963
                               =========== =========== =========== ===========
Unit value, end of year.......      $12.44       $9.61       $7.15       $9.35

Assets, end of year...........  $3,271,438    $827,660    $425,957     $93,121

Investment income ratio/(1)/..       0.63%       0.97%       0.00%       0.76%
Total return/(2)/.............      29.42%      34.54%    (23.55%)    (25.22%)

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004

5. Financial Highlights -- (continued)

                                                  Sub-Account
                                -----------------------------------------------
                                                  Value Trust
                                -----------------------------------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                                ----------- ----------- ----------- -----------
 Units, beginning of year......     927,735     901,064     812,349     529,481
 Units issued..................     103,866     172,244     241,640     458,658
 Units redeemed................   (174,530)   (145,573)   (152,925)   (175,790)
                                ----------- ----------- ----------- -----------
 Units, end of year............     857,071     927,735     901,064     812,349
                                =========== =========== =========== ===========
 Unit value, end of year.......      $21.95      $19.06      $13.73      $17.79

 Assets, end of year........... $18,811,290 $17,679,245 $12,374,748 $14,453,761

 Investment income ratio/(1)/..       0.60%       1.19%       0.78%       0.61%
 Total return/(2)/.............      15.18%      38.76%    (22.80%)       3.42%

  /(1)/These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
  /(2)/These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. Related Party Transactions

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

                               December 31, 2004



7. Subsequent Event

Effective January 1, 2005, the following name changes occurred:

                   Previous Name                New Name
                   -------------                --------
               The Manufacturers Life      John Hancock Life
                  Insurance Company        Insurance Company
                       (U.S.A.)                 (U.S.A.)
                 Manulife Financial           John Hancock
                    Securities LLC          Distributors LLC

              Manufacturers Investment
                        Trust              John Hancock Trust
               The Manufacturers Life      John Hancock Life
                  Insurance Company        Insurance Company
                  (U.S.A.) Separate        (U.S.A.) Separate
                      Account A                Account A

                           NOTICE TO EXISTING OWNERS

       This product prospectus will be distributed to prospective investors in connection with sales occurring on or after May 1, 2005. However, it will also be distributed to owners who purchase their policy or contract before May 1, 2005.

       Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract, the alteration of administrative procedures and changes in the investment options available (as noted below). Any such change may or may not apply to policies or contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2005. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. Moreover, there may be certain fund prospectuses included in this package pertaining to variable investment options that are not available to you. You should consult your policy or contract to verify whether any particular provision applies to you and which investment options you may elect. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.

       At a special meeting of shareholders of John Hancock Variable Series Trust I ("JHVST") on April 4, 2005, shareholders voted in favor of the combination of each of the separate series or funds of JHVST into a corresponding series or fund of the John Hancock Trust ("JHT") (formerly, Manufacturers Investment Trust). The combinations were effected at the close of business on April 29, 2005. This product prospectus reflects those combinations.

                                     PART C
                                OTHER INFORMATION

Item 27. Exhibits

The following exhibits are filed as part of this Registration Statement:

     (a) Resolutions of Board of Directors of The Manufacturers Life Insurance Company (U.S.A.) establishing Separate Account A. Incorporated by reference to Exhibit A(1) to the registration statement on Form S-6, file number 333-70950 filed January 2, 2002 (The January 2, 2002 Amendment")

     (b)  Not Applicable

     (c) (1) Form of Distribution Agreement. Incorporated by reference to Exhibit A(3)(a)(i), (ii) and (iii) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998 (the "SVUL Registration Statement").

          (2) Form of broker-dealer agreement - Incorporated by reference to Exhibit A(3)(b)(i), to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001

     (d) (1) Form of Specimen Flexible Premium Variable Life Insurance Policy -- Incorporated by reference to Exhibit A(5)(a) to this registration statement on Form S-6 filed on August 20, 2002.

     (e) (1) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post effective amendment no. 7 to the registration statement on Form S-6, file number 33-52310, filed April 26, 1996.

          (2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to post effective amendment no. 9 to the registration statement on Form S-6, file number 33-52310, filed December 23, 1996.

     (f) (1) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement filed July 20, 2000 (File No. 333-41814) (the "Initial Registration Statement")

          (2) By-Laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the Initial Registration Statement.

     (g) (1) Form of Assumption Reinsurance Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(10)(c) to the ManUSA Initial Registration Statement.

          (2) Form of Assumption Reinsurance or Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(9)(a) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001 ("the ManUSA Initial Registration Statement")

     (h)  Not Applicable

     (i) (1) Form of Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(i),(ii),
               (iii), (iv), (v) and (vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

          (2) Form of Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

          (3) Form of Service Agreement. Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

          (4) Form of Amendment to Service Agreement. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     (j) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit (6) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-82449 filed September 22, 1999.

     (k) Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company (U.S.A.) - - Incorporated by reference to Exhibit 2 (a) to pre-effective amendment to the SPVL Registration Statement filed on January 2, 2002.

     (l)  Not Applicable

     (m)  Not Applicable

     (n) Opinion of counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (n)(1) Consent of Independent Registered Public Accounting Firm, filed herewith.

     (o)  Not Applicable

     (p)  Not Applicable

     (q)  Not Applicable

Powers of Attorney

     (i) Powers of Attorney (Felix Chee, Robert A. Cook, John DesPrez III, Geoffrey Guy, James O'Malley, Joseph J. Pietroski, Rex Schaybaugh) incorporated by reference to exhibit 7(i) to initial registration statement on Form S-6, file number 333-41814 filed July 20, 2000 on behalf of The Manufacturers Life Insurance Company (U.S.A.)

     (ii) Powers of Attorney (John Ostler) - Incorporated by reference to
          Exhibit 7(ii) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001.

     (iii) Powers of Attorney (Jim Boyle, John Lyon) - Incorporated by reference to Exhibit 7(iii) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001.

     (iv) Power of Attorney (Steve Mannik) - Incorporated by reference to
          Exhibit 7(iv) to post-effective amendment no. 1 to the registration statement on Form S-6, file number 333-70950 filed March 1, 2002.

     (v) Power of Attorney (John D. DesPrez III, Alison Alden, James R. Boyle, Marc Costantine, James P. O'Malley, John R. Ostler,
          Rex Schlaybaugh Jr., Diana Scott, Warren A. Thomson) - FILED HEREWITH

Item 28. Directors and Officers of the Depositor

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

----------------------------------------------------------------------------------------------------------
Name and Principal Business Address   Position with Depositor
----------------------------------------------------------------------------------------------------------
John D. DesPrez III*                  Director and Chairman of the Board of Directors, President
----------------------------------------------------------------------------------------------------------
Alison Alden*                         Executive Vice President, Human Resources & Communications, Director
----------------------------------------------------------------------------------------------------------
James Boyle*                          President, Individual Wealth Management, Director
----------------------------------------------------------------------------------------------------------
Robert A. Cook*                       President, U.S. Insurance; Director
----------------------------------------------------------------------------------------------------------
Peter Copestake**                     Senior Vice President, Treasurer
----------------------------------------------------------------------------------------------------------
James D. Gallagher*                   Executive Vice President, Secretary and General Counsel
----------------------------------------------------------------------------------------------------------
Donald Guloien**                      Senior Executive Vice President and Chief Investment Officer
----------------------------------------------------------------------------------------------------------
Norman Light**                        Senior Vice President and Chief Financial Officer, Investments
----------------------------------------------------------------------------------------------------------
Steven Mannik**                       President, Reinsurance
----------------------------------------------------------------------------------------------------------

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

----------------------------------------------------------------------------------------------------------
Name and Principal Business Address   Position with Depositor
----------------------------------------------------------------------------------------------------------
James O'Malley**                      President, U.S. Group Pension; Director
----------------------------------------------------------------------------------------------------------
John Ostler**                         Director
----------------------------------------------------------------------------------------------------------
Rex Schlaybaugh, Jr.**                Director
----------------------------------------------------------------------------------------------------------
Marc Costantini*                      Executive Vice President and Chief Financial Officer
----------------------------------------------------------------------------------------------------------
Warren Thomson**                      Executive Vice President, Investments, Director
----------------------------------------------------------------------------------------------------------
Diana Scott*                          Director, Executive Vice President & Chief Administrative Officer
----------------------------------------------------------------------------------------------------------
Patrick S.Gill*                       Senior Vice President and Controller
----------------------------------------------------------------------------------------------------------

*    Principal business office is 601 Congress Street, Boston, MA 02210
**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

John Hancock Life Insurance Company (U.S.A.)

Manulife Reinsurance Limited
Cavalier Cable, Inc.
The Manufacturers Life Insurance Company of America
John Hancock Investment Management Services, LLC
Manulife Reinsurance (Bermuda) Limited
Manulife Service Corporation
John Hancock Life Insurance Company of New York
Polymerix Corporation
Ennal, Inc.
John Hancock Distributors, LLC
Ironside Venture Partners I LLC
Ironside Venture Partners II LLC
Avon Long Term Care Leaders LLC
Flex Holding, LLC
Manulife Leasing Co., LLC
Aegis Analytical Corporation
NewRiver Investor Communications Inc.
Manulife Property Management of Washington, D.C., Inc.
ESLS Investment Limited, LLC
Flex Leasing I, LLC
Dover Leasing Investments, LLC

Item 30. Indemnification

     Article XII of the Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) provides as follows:

     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

---------------------------------------------------------------------------------------------
Name of Investment Company                                           Capacity In Which Acting
---------------------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
---------------------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
---------------------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
---------------------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
---------------------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
---------------------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
---------------------------------------------------------------------------------------------
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
---------------------------------------------------------------------------------------------
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
---------------------------------------------------------------------------------------------

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD LLC: John DesPrez* (Chairman and President), Marc Costantini* (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President, Secretary and General Counsel). The board of managers of JHD LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of JHD LLC.

          *Principal business office is 601 Congress Street, Boston, MA 02210 **Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

          ***Principal business office is 680 Washington Blvd, Stamford, CT
          06901

     (c)  None.

Item 32. Location of Accounts and Records

     All books and records are maintained at 601 Congress Street, Boston, MA 02210 and 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Item 33. Management Services

     None

Item 34. Fee Representation

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

          The Manufacturers Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 26th day of April, 2005.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT A
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ John D. DesPrez III
    --------------------------------------------
    John D. DesPrez III
    President


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ John D. DesPrez III
    --------------------------------------------
    John D. DesPrez III
    President

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on this 26th day of April, 2005.


Signature                       Title
---------                       -----


/s/ Patrick S. Gill             Senior Vice President and Controller
-----------------------------
Patrick Gill


Signature                       Title
---------                       -----


/s/ John D. DesPrez III         Chairman and President
-----------------------------   (Principal Executive Officer)
John D. DesPrez  III


*                               Executive Vice President and
-----------------------------   Chief Financial Officer
Marc Costantini


*                               Director
-----------------------------
James Boyle


*                               Director
-----------------------------
Warren Thomson


*                               Director
-----------------------------
John Ostler


*                               Director
-----------------------------
James O'Malley


*                               Director
-----------------------------
Rex Schlaybaugh, Jr.


*                               Director
-----------------------------
Alison Alden


*                               Director
-----------------------------
Diana Scott


*/s/ James D. Gallagher
-----------------------------
JAMES D. GALLAGHER
Pursuant to Power of Attorney